UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐    Soliciting Material Pursuant to §240.14a-12

Alnylam Pharmaceuticals, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2026 Proxy Statement

Notice of Annual Meeting of Stockholders

MAY 20, 2026

Letter from our CEO

April 6, 2026
To our Stockholders:
We invite you to attend the 2026 Annual Meeting of Stockholders of Alnylam Pharmaceuticals, Inc., which will be held online on Wednesday, May 20, 2026, beginning at 10:30 a.m., Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/ALNY2026, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with these proxy materials to attend the annual meeting.
The following notice of our annual meeting of stockholders contains details of the business to be conducted at the meeting. Only stockholders at the close of business on March 25, 2026 will be entitled to notice of, and to vote at, the annual meeting.
On behalf of our Board of Directors, thank you for your continued support of Alnylam.
Very truly yours,
YVONNE L. GREENSTREET, M.D.
Chief Executive Officer and Director
On behalf of the Board of Directors of Alnylam Pharmaceuticals, Inc.

2026 PROXY STATEMENT	i

Notice of 2026 Annual Meeting of Stockholders

Items of Business
Date and Time
Wednesday, May 20, 2026 | 10:30 a.m., Eastern Time
Location
Online at www.virtualshareholdermeeting.com/ALNY2026
To participate in the annual meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/ALNY2026. You will need the 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials. Stockholders will be able to vote and submit questions during the annual meeting.
Record Date
March 25, 2026. Only Alnylam stockholders at the close of business on the record date for the annual meeting are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.
You will not be able to attend the annual meeting in person.

1
To elect three (3) members to our board of directors, as nominated by our board of directors, each to serve as a Class I director for a term ending in 2029, or until a successor has been duly elected and qualified;

2
To approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis,” executive compensation tables and accompanying narrative disclosures in this proxy statement;

3	To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026; and

4	To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Voting
Proposal 1 relates solely to the election of three (3) Class I directors nominated by our board of directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the company.
Your vote is important regardless of the number of shares you own. Whether or not you plan to participate in the annual meeting online, we hope you will take the time to vote your shares. To ensure your representation at the annual meeting, if you are a stockholder of record, please vote in one of these three ways:

Vote Over the Internet by going to www.proxyvote.com and entering the 16-digit control number provided on your proxy card or voting instruction form.
Vote by Telephone
by calling 1-800-690-6903 or the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card or voting instruction form.

Vote by Mail
if you received printed proxy materials, by completing, signing and dating the proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope. If you vote over the Internet or by telephone, please do not mail your proxy.

If you choose to vote your shares by mail or by telephone or Internet in advance of the meeting, your vote must be received by 11:59 p.m., Eastern Time on May 19, 2026 to be counted.
If you vote via the Internet or by telephone in advance of the meeting or if you mail your proxy in, you will not limit your right to vote online at the annual meeting. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from your broker or other nominee that you must follow for your shares to be voted.
By Order of the Board of Directors,
Bryan A. Supran
Executive Vice President, Chief Legal Officer and Secretary
Cambridge, Massachusetts
April 6, 2026

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2026
This Notice of 2026 Annual Meeting, Proxy Statement, 2025 Annual Report on Form 10-K and Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

ii

Notice of 2026 Annual Meeting of Stockholders
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 20, 2026
We are furnishing proxy materials to our stockholders primarily via the Internet. On or about April 6, 2026, we will mail to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this proxy statement, our 2025 Annual Report on Form 10-K and our Annual Report to Stockholders. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. Other stockholders, in accordance with their prior requests, have received email access to our proxy materials and instructions to submit their vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form.
This proxy statement, our 2025 Annual Report on Form 10-K and our Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 12, 2026, will be furnished without charge to any stockholder upon written request to Alnylam Pharmaceuticals, Inc., 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142, Attention: Investor Relations and Corporate Communications.
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov.

2026 PROXY STATEMENT	iii

Notice of 2026 Annual Meeting of Stockholders
 Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical statements of fact regarding Alnylam’s expectations, beliefs, goals, plans or prospects including, without limitation, statements regarding Alnylam’s planned future operations and strategies, including its expectations with respect to its Alnylam 2030 goals; the company’s projected commercial and financial performance, including with respect to the performance goals underlying its performance stock unit awards; the anticipated timelines and progress with respect to the company’s environmental sustainability, corporate responsibility and environmental, social and governance initiatives; the company’s ability to achieve the key principles underling its executive compensation philosophy; the company’s ability to utilize its compensation framework to ensure leadership continuity and appropriately incentivize management during the company’s anticipated upcoming growth inflection phases; the company’s commitments and progress pursuant to its Patient Access Philosophy; the company’s plans with respect to its People and Culture strategy, including its 2026 roll-out and implementation; the company’s planned implementation of data governance policies and procedures across all business units in 2026; the company’s plans for an updated enterprise-wide approach to AI strategy to be rolled out in 2026; the company’s ongoing efforts to increase diversity, equity and inclusion in its clinical trials; the company’s plans with respect to executive compensation and talent retention, including the special CEO performance stock unit award tied to long-term stock price appreciation targets through 2029; and the company’s plans with respect to stockholder engagement, should be considered forward-looking statements. Actual results and future plans may differ materially from those indicated by these forward-looking statements as a result of various important risks, uncertainties and other factors, including, without limitation, risks and uncertainties relating to: Alnylam’s ability to successfully execute on its Alnylam 2030 strategy; Alnylam’s ability to successfully launch, market and sell Alnylam’s approved products globally, including AMVUTTRA; Alnylam’s ability to discover and develop novel drug candidates and delivery approaches and successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for Alnylam’s product candidates; actions or advice of regulatory agencies and Alnylam’s ability to obtain and maintain regulatory approval for its product candidates, including approval of new commercial products or additional indications for existing products, as well as favorable pricing and reimbursement; delays, interruptions or failures in the manufacture and supply of Alnylam’s product candidates or its marketed products; obtaining, maintaining and protecting intellectual property; Alnylam’s ability to manage growth, operating expenses and global capability expansion through disciplined investment in operations; Alnylam’s ability to optimize its capital structure and capital allocation; Alnylam’s ability to maintain strategic business collaborations; Alnylam’s dependence on third parties for the development and commercialization of certain products; competition from other pharmaceutical and biotechnology companies; risks related to cybersecurity, data privacy and the adoption of artificial intelligence; the outcome of litigation and government investigations; the risk of future litigation and government investigations; and unexpected expenditures; as well as those risks and uncertainties more fully discussed in the “Risk Factors” filed with Alnylam’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on February 12, 2026, as may be updated from time to time in other filings that Alnylam makes with the SEC. In addition, any forward-looking statements represent Alnylam’s views only as of the date of this proxy statement and should not be relied upon as representing its views as of any subsequent date. Alnylam explicitly disclaims any obligation, except to the extent required by law, to update any forward-looking statements.

iv

2026 PROXY STATEMENT	v

Proxy Statement Summary

This summary highlights important information you will find in this proxy statement. As it is only a summary, please review the complete proxy statement before you vote.
Virtual Annual Meeting Information

Date:	Wednesday, May 20, 2026

Time:	10:30 a.m., Eastern Time

Online at www.virtualshareholdermeeting.com/ALNY2026 You will not be able to attend the annual meeting in person.
Location:

Record Date:	March 25, 2026

Voting Items and Board Recommendations

Election of Three (3) Class I Directors	Say-on-Pay—Advisory Vote on Approval of Executive Compensation	Ratification of Independent Auditors

FOR ALL NOMINEES	FOR	FOR

All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. On any other matters properly brought before the annual meeting, the named proxies may vote in accordance with their best judgment.
How to Vote

Vote Right Away Through Advance Voting Methods			Vote During Meeting

Vote by Internet Using Your Computer Go to www.proxyvote. com and enter the 16-digit control number provided on your proxy card or voting instruction form.	Vote by Telephone Call 1-800-690-6903 or the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card or voting instruction form.	Vote by Mail If you received printed proxy materials, complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.	Vote During the Meeting See “Important Information About the Annual Meeting and Voting – Voting” for details on how to vote during the Annual Meeting.

2026 PROXY STATEMENT	1

PROPOSAL 1

Information Concerning Director Nominees – Election of Class I Directors
Alnylam has led the translation of RNA interference, or RNAi, into a whole new class of innovative medicines for people afflicted with rare and prevalent diseases with unmet need. Based on Nobel Prize-winning science, RNAi therapeutics represent a powerful, clinically validated approach that has yielded transformative medicines. Since our founding in 2002, Alnylam has led the RNAi revolution and continues to deliver on a bold vision to turn scientific possibility into reality. Our commercial RNAi therapeutic products are AMVUTTRA® (vutrisiran), ONPATTRO® (patisiran), GIVLAARI® (givosiran), OXLUMO® (lumasiran), Leqvio® (inclisiran), which is being commercialized by our collaborator, Novartis, and Qfitlia® (fitusiran), which is being commercialized by our collaborator, Sanofi. We also have a deep pipeline of investigational medicines, including multiple product candidates that are in late-stage development.
We have three classes of directors: Class I, Class II and Class III. At each annual meeting, directors are elected for a term of three years to succeed those whose terms are expiring. The directors are divided as equally as possible among the three classes, and the terms of the three classes are staggered so that only one class is elected by stockholders annually.
In May 2025, Dr. Phillip A. Sharp, a scientific founder of Alnylam and Nobel Prize recipient, retired from our board of directors, effective as of May 8, 2025. Dr. Sharp was most recently elected to our board of directors in June 2023 and served as a Class I director. In connection with Dr. Sharp’s retirement, our board of directors reduced its size from twelve members to eleven members, effective as of May 8, 2025.
In December 2025, Michael W. Bonney and Carolyn R. Bertozzi, Ph.D. each provided notice of their resignations from our board of directors, effective as of December 2, 2025. In connection with their resignations, our board of directors reduced its size from eleven members to ten members, effective as of December 2, 2025. In December 2025, our board of directors elected Stuart A. Arbuckle as a Class I director to fill the vacancy, effective as of January 5, 2026. Mr. Arbuckle’s term expires at the 2026 annual meeting.
At the annual meeting, we are proposing the election of three (3) Class I directors to hold office until the annual meeting of stockholders to be held in 2029, or until their respective successors have been duly elected and qualified. Upon the recommendation of our nominating and corporate governance committee, our board has nominated Stuart A. Arbuckle, Yvonne L. Greenstreet, M.D., and Elliott Sigal, M.D., Ph.D. for election to the board of directors as Class I directors. Each of Drs. Greenstreet and Sigal and Mr. Arbuckle is currently serving as a Class I director. Dr. Greenstreet has served as a director since 2021, Dr. Sigal has served as a director since 2022, and Mr. Arbuckle has served as a director since January 2026. The persons named in the enclosed proxy will vote to elect each nominee as a Class I director unless the proxy is marked otherwise. Drs. Greenstreet and Sigal and Mr. Arbuckle have indicated their willingness to serve on our board, but if any nominee should be unwilling or unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board, unless the board reduces the number of directors accordingly.
Each nominee for Class I director will be elected to serve on our board if the number of shares voted “For” that nominee exceeds the number of shares voted “Against” that nominee. As described more fully below under the heading “Majority Voting Policy,” we have adopted a resignation policy in the event a director nominee does not receive a majority of such votes. Abstentions and broker non-votes, if any, are not counted for purposes of this proposal.

BOARD RECOMMENDATION Our board of directors unanimously recommends a vote FOR the election of each of Drs. Greenstreet and Sigal and Mr. Arbuckle as a Class I director.

2

Proposal 1: Information Concerning Director Nominees – Election of Class I Directors
The table below provides information regarding the members of our board, including certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors that our board believes are relevant to our business or industry. The table does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the board.

	ARBUCKLE	AUSIELLO	BRANDICOURT	GREENSTREET	HAMBURG	KELLOGG	PYOTT	REITAN	SCHULMAN	SIGAL

Knowledge, Skills, Experience and Independence

Biopharma Industry Experience	●	●	●	●	●	●	●	●	●	●

Executive/Leadership Experience	●	●	●	●	●	●	●	●	●	●

Financial Expertise	●	●	●	●		●	●	●	●

Academic Experience or Technological Background		●	●	●	●					●

Business Strategy/Operations Experience	●	●	●	●	●	●	●	●	●	●

Public Company CEO Experience			●	●			●

International Business Experience	●		●	●		●	●		●

Independence	●	●	●		●	●	●	●	●	●

The tables below highlight the composition of our continuing directors and our director nominees:
DIRECTOR AGE

3 60-65 years
7 >65 years
DIRECTOR TENURE

4 <5 years
5 5-12 years
1 >12 years
DIRECTOR INDEPENDENCE

9 Independent
1 Management
DIRECTOR GENDER

4 Female
6 Male

2026 PROXY STATEMENT	3

Proposal 1: Information Concerning Director Nominees – Election of Class I Directors
Set forth below for each continuing director, including the Class I director nominees, is information as of March 1, 2026 with respect to his or her (a) name and age, (b) positions and offices at Alnylam, if any, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly-held companies, held currently or during the past five years, and (e) the year such person became a member of our board of directors. We have also included information below regarding each continuing director’s specific experience, qualifications, attributes, and skills that led the nominating and corporate governance committee and our board of directors to the conclusion that he or she should serve as a director in light of our business and structure. Our board has determined that, with the exception of our chief executive officer, or CEO, Dr. Greenstreet, each director currently serving on our board of directors is, and each other director who served as a director during any part of 2025, other than Mr. Bonney, who resigned in December 2025, was independent within the meaning of the director independence standards of the Nasdaq Global Select Market and the Securities Exchange Act of 1934, as amended, or the Exchange Act. There are no family relationships among any of our directors or executive officers.
Class I—Directors/Nominees to be elected at the 2026 annual meeting (terms expiring in 2029)

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Mr. Arbuckle previously served as Executive Vice President and Chief Operating Officer of Vertex Pharmaceuticals Incorporated, a biopharmaceutical company, from August 2021 until his retirement in July 2025. Prior to that, he served as Executive Vice President and Chief Commercial Officer of Vertex from September 2012 to August 2021. Prior to joining Vertex, Mr. Arbuckle spent eight years at Amgen Inc., a global biopharmaceutical company, in multiple commercial leadership roles, including Vice President and General Manager for Amgen’s oncology business unit, where he was responsible for sales and marketing efforts for Aranesp®, Neulasta® and NEUPOGEN®, and led the successful launches of XGEVA® and Nplate®. Prior to joining Amgen, Mr. Arbuckle spent more than 15 years at GlaxoSmithKline plc, a pharmaceutical company, and its predecessors, where he held positions of increasing responsibility in sales and marketing for medicines aimed at treating metabolic, respiratory, musculoskeletal, cardiovascular and other diseases.
Mr. Arbuckle currently serves as a director of Rhythm Pharmaceuticals, Inc. and Praxis Precision Medicines, Inc. and previously served as a director of ImmunoGen, Inc. prior to its acquisition by AbbVie Inc.
KEY CONTRIBUTIONS TO THE BOARD
Mr. Arbuckle brings to our board more than 30 years of global commercial and leadership experience at leading biopharmaceutical companies, including senior executive roles at Vertex and Amgen. Mr. Arbuckle’s extensive expertise in building and leading high-performing commercial organizations, driving successful product launches, and scaling operations across diverse geographies provides valuable perspective to our board as we establish durable leadership in TTR amyloidosis, advance our high-yielding pipeline of RNAi therapeutics, and scale our global operations with financial discipline and agility under our new Alnylam 2030 strategy. His substantial public company governance experience from service on the boards of public biotechnology companies also positions him well to serve as a member of our board.

Stuart A. Arbuckle INDEPENDENT DIRECTOR Director since: 2026 Age: 60

4

Proposal 1: Information Concerning Director Nominees – Election of Class I Directors

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Dr. Greenstreet has served as our CEO since January 2022 and as a member of our board of directors since October 2021. Dr. Greenstreet previously served as our President and Chief Operating Officer from October 2020 to January 2022 and was our Chief Operating Officer from September 2016 to October 2020. Prior to joining Alnylam, Dr. Greenstreet served as the founder and Managing Director of Highgate LLC, from January 2014 to August 2016. Prior to that time, Dr. Greenstreet served as the Senior Vice President and Head of Medicines Development at Pfizer Inc., or Pfizer, a global pharmaceutical company, from December 2010 to November 2013. Prior to joining Pfizer, Dr. Greenstreet worked for 18 years at GlaxoSmithKline plc, a multinational pharmaceutical, biologics, vaccines and consumer healthcare company, where she served in various positions, most recently as Senior Vice President and Chief of Strategy for Research and Development and as a member of the Product Management Board.
Dr. Greenstreet currently serves as a director of The American Funds and as a member of the Biotechnology Industry Organization Health Section Governing Board. Dr. Greenstreet previously served on the board of directors of argenx SE and Pacira BioSciences, Inc.
KEY CONTRIBUTIONS TO THE BOARD
Dr. Greenstreet has over 25 years of experience in the biopharmaceutical industry, driving strategy and innovation, bringing transformative medicines to patients, and building successful businesses in the U.S., Europe and globally. Dr. Greenstreet’s significant experience in senior management roles at large pharmaceutical companies and her extensive expertise in drug development and commercialization bring a valuable perspective to our board. In addition, Dr. Greenstreet’s in-depth knowledge of our company, gained during her various senior management roles within the company, uniquely enable her to lead our Alnylam 2030 strategy, which focuses on achieving leadership in TTR amyloidosis, driving sustainable innovation, and delivering sustained, profitable growth by the end of 2030.

Yvonne L. Greenstreet, M.D. CHIEF EXECUTIVE OFFICER AND NON-INDEPENDENT DIRECTOR Director since: 2021 Age: 63

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Dr. Sigal served as Chief Scientific Officer of Bristol-Myers Squibb, or BMS, a global biopharmaceutical company, from October 2004 to June 2013 and as a member of the BMS board of directors from March 2011 to June 2013. Dr. Sigal joined BMS in 1997 and held positions of increasing responsibility in drug discovery and development and was a member of the executive committee from September 2001 through June 2013. Prior to BMS, Dr. Sigal was Vice President of R&D and Chief Executive Officer for the genomics firm Mercator Genetics Inc. He served as a senior advisor to the healthcare team of New Enterprise Associates, a venture capital firm, from 2014 to 2023. Dr. Sigal currently serves as co-chair of the Scientific Advisory Board for Amgen, Inc. Dr. Sigal also serves as a director of Vir Biotechnology, Inc. and formerly served as a director of Adaptimmune Therapeutics plc and Surface Oncology Inc.
KEY CONTRIBUTIONS TO THE BOARD
Dr. Sigal possesses extensive experience in the biopharmaceutical industry, including decades of senior leadership and board experience at biopharmaceutical companies. Dr. Sigal’s experience bringing numerous medicines to market in multiple therapeutic areas, including cardiometabolic disease, infectious disease, inflammatory disease, neuroscience and oncology, brings valuable experience to our board and our science and technology committee, which he chairs, and our People, Culture and Compensation, or PC&C, committee, on which he serves, as we seek to accelerate growth in our early stage pipeline across multiple tissue types, advance our late stage clinical development pipeline towards commercialization, and drive sustainable innovation under our Alnylam 2030 strategy.

Elliott Sigal, M.D., Ph.D. INDEPENDENT DIRECTOR Director since: 2022 Age: 74 Committees: ▪People, Culture and Compensation Committee ▪Science and Technology Committee (Chair)

2026 PROXY STATEMENT	5

Proposal 1: Information Concerning Director Nominees – Election of Class I Directors
Class II—Directors Whose Terms Expire in 2027

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Dr. Ausiello serves as the Director of the Center for Assessment Technology and Continuous Health (CATCH), Jackson Distinguished Professor of Clinical Medicine at Harvard Medical School and Physician-in-Chief Emeritus at Massachusetts General Hospital, and served as the Chief of Medicine at Massachusetts General Hospital from 1996 to April 2013. Dr. Ausiello was the President of the Association of American Physicians in 2006. He is a member of the National Academy of Medicine and the American Academy of Arts and Sciences.
Dr. Ausiello also serves as a director of Seres Therapeutics, Inc. and Rani Therapeutics Holdings, Inc.
KEY CONTRIBUTIONS TO THE BOARD
Dr. Ausiello’s experience as a practicing physician, a scientist and a nationally recognized leader in academic medicine enables him to bring valuable insights to our board, particularly as we seek to accelerate growth in our early stage pipeline across multiple tissue types, advance our late stage clinical development pipeline towards commercialization, and drive sustainable innovation under our Alnylam 2030 strategy. In addition, Dr. Ausiello oversaw a large research portfolio and an extensive research and education budget at Massachusetts General Hospital for nearly 20 years, providing him with a valuable perspective on drug discovery and development. Through his previous work as the Chief of Medicine at Massachusetts General Hospital, Dr. Ausiello also brings significant leadership, oversight and scientific and financial experience to our board and our science and technology committee.

Dennis A. Ausiello, M.D. INDEPENDENT DIRECTOR Director since: 2012 Age: 80 Committees: ▪Nominating and Corporate Governance Committee ▪Science and Technology Committee

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Dr. Brandicourt has served as a Senior Advisor at Blackstone, a leading global investment firm, since December 2019. From April 2015 to August 2019, Dr. Brandicourt served as Chief Executive Officer and a member of the board of directors of Sanofi, a global biopharmaceutical company. Prior to Sanofi, he was Chief Executive Officer and Chair of Bayer HealthCare AG, a global life sciences company, from November 2013 to March 2015. Between 2000 and 2013, Dr. Brandicourt served in various operational and managerial positions at Pfizer, including as a member of the Executive Leadership Team and President and General Manager of the Emerging Markets and Established Products business units, among other roles.
Dr. Brandicourt also serves as a director of BeOne Medicines Ltd. and Vaxcyte, Inc. and previously served as a director of BenevolentAI.
KEY CONTRIBUTIONS TO THE BOARD
Dr. Brandicourt has over 30 years of global commercial experience in the biopharmaceutical industry, including as a senior leader of three large pharmaceutical companies. Dr. Brandicourt’s operational, global commercial and senior management experience provides a valuable perspective to our board as we establish durable leadership in TTR amyloidosis, advance our high-yielding pipeline of RNAi therapeutics towards commercialization, and scale our global operations with financial discipline and agility under our Alnylam 2030 strategy. Dr. Brandicourt’s extensive background in business management and global commercial operations also makes him an asset to our audit and PC&C committees, on which he serves.

Olivier Brandicourt, M.D. INDEPENDENT DIRECTOR Director since: 2020 Age: 70 Committees: ▪People, Culture and Compensation Committee ▪Audit Committee

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Proposal 1: Information Concerning Director Nominees – Election of Class I Directors

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Mr. Kellogg served as Executive Vice President and Chief Corporate Strategy Officer of Celgene Corporation, or Celgene, a global biopharmaceutical company, from 2018 to 2019, and previously served as Executive Vice President and Chief Financial Officer of Celgene from 2014 to 2018. Prior to that, Mr. Kellogg was Chief Financial Officer and Executive Vice President of Merck & Co. Inc., a global biopharmaceutical company, from 2007 to 2014. From 2000 to 2007, Mr. Kellogg served as Executive Vice President, Finance and Chief Financial Officer at Biogen, Inc., a biotechnology company. Before that, he served as Senior Vice President, PepsiCo E-Commerce at PepsiCo Inc., a global food and beverage company, from March to July 2000 and as Senior Vice President and Chief Financial Officer, Frito-Lay International, a snack food manufacturer, from 1998 to 2000.
Mr. Kellogg previously served as a director of Idorsia Ltd.
KEY CONTRIBUTIONS TO THE BOARD
Mr. Kellogg is a proven business, strategic and financial leader who brings to our board over 20 years of experience leading and scaling biotechnology companies and driving strategic transactions. Mr. Kellogg’s background includes executive management roles with responsibility for core financial functions, including investor relations, corporate strategy, business development and alliance management. Mr. Kellogg oversaw Biogen’s mergers with IDEC (Rituxan share) and Fumapharm (Tecfidera), Merck’s acquisition of Schering-Plough (Keytruda), and Celgene’s sale to Bristol-Myers Squibb. We believe Mr. Kellogg’s financial expertise and experience in strategic transactions and organizational scaling will help drive sustained, profitable growth and financial discipline under our Alnylam 2030 strategy, and position him well to serve as a member of our board and our audit committee, which he chairs.

Peter N. Kellogg INDEPENDENT DIRECTOR Director since: 2023 Age: 69 Committees: ▪Audit Committee (Chair)

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Mr. Pyott served as the Chief Executive Officer of Allergan, Inc., or Allergan, a global specialty pharmaceutical and medical device company, from January 1998 to March 2015 and as the Chair of Allergan’s board of directors from March 2001 until March 2015. Prior to Allergan, Mr. Pyott served as the Head of the Nutrition Division at Novartis AG, a global healthcare company, and as a member of the Executive Committee of Switzerland-based Novartis AG. Mr. Pyott also serves as a director of Pliant Therapeutics, Inc. and Tarsus Pharmaceuticals and previously served as a director of BioMarin Pharmaceutical Inc. and as a member of the Supervisory Board of Royal Philips NV.
KEY CONTRIBUTIONS TO THE BOARD
Mr. Pyott possesses over 30 years of operational, commercial and senior management experience, including his successful tenure as the Chief Executive Officer and Chair of the board of directors at Allergan, where he transformed the company from a small eye care business to a global specialty pharmaceutical and medical device company. His in-depth knowledge of pharmaceutical growth and commercial expansion, combined with his entrepreneurial leadership experience in the healthcare industry, position him well to serve as a member of our board and to make significant contributions as we establish durable leadership in TTR amyloidosis, advance our high-yielding pipeline of RNAi therapeutics towards commercialization, and scale our global operations with financial discipline and agility under our Alnylam 2030 strategy. Mr. Pyott’s extensive public company governance experience, including service on the boards of several large public companies, also makes him an asset to our board and to our nominating and corporate governance committee, which he chairs.

David E.I. Pyott INDEPENDENT DIRECTOR Director since: 2015 Age: 72 Committees: ▪Nominating and Corporate Governance Committee (Chair)

2026 PROXY STATEMENT	7

Proposal 1: Information Concerning Director Nominees – Election of Class I Directors
Class III—Directors Whose Terms Expire in 2028

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Dr. Hamburg currently serves as Co-President (volunteer) of the InterAcademy Partnership. From May 2009 to April 2015, Dr. Hamburg served as the Commissioner of the U.S. Food and Drug Administration (FDA). Most recently, Dr. Hamburg was Interim Vice President, Global Biological Policy and Programs at the Nuclear Threat Initiative. Dr. Hamburg completed a five-year term as Foreign Secretary of the National Academy of Medicine, serving from April 2015 to July 2020, and completed her service as President/Chair of the Board of the American Association for the Advancement of Science (AAAS) in February 2020. From January 2001 to May 2009, Dr. Hamburg worked for the Nuclear Threat Initiative, first as Vice President for biological programs, then as Senior Scientist. From November 1997 to January 2001, Dr. Hamburg served as the Assistant Secretary for Planning and Evaluation in the Department of Health and Human Services. Prior to that, she was New York City’s health commissioner.
Dr. Hamburg currently serves on a number of non-profit boards and advisory committees. She is also a Commissioner on the Bipartisan Commission on Biodefense and the Harvard Medical School Board of Fellows. She currently chairs the Boards of The Commonwealth Fund, the International Biosecurity and Biosafety for Science Foundation Council and the Advisory Board for the Center on Regulatory Excellence, Duke-NUS School of Medicine in Singapore. Dr. Hamburg recently served as the Vice Chair of President Biden’s Intelligence Advisory Board and as a member of the Foreign Affairs Policy Board to the Secretary of State under the Biden Administration.
KEY CONTRIBUTIONS TO THE BOARD
Dr. Hamburg has an extensive background in matters of science, medicine, public health and regulatory issues, having held policy positions in the Biden, Obama, Clinton and Reagan administrations, including serving as the Commissioner of the FDA. She has performed basic and clinical research at the National Institutes of Health and Rockefeller University. Dr. Hamburg’s distinguished career and expertise continue to bring a unique regulatory and policy perspective, as well as valuable scientific and operational insight, to our board and our nominating and corporate governance committee as we work to establish durable leadership in TTR amyloidosis, advance our high-yielding pipeline of RNAi therapeutics, and scale our global operations with financial discipline and agility under our Alnylam 2030 strategy.

Margaret A. Hamburg, M.D. INDEPENDENT DIRECTOR Director since: 2019 Age: 70 Committees: ▪Nominating and Corporate Governance Committee

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Ms. Reitan served as President of Plan Operations of Health Care Service Corporation, or HCSC, the largest customer-owned health insurer in the United States and an independent licensee of Blue Cross and Blue Shield Association, from October 2015 to April 2018. She also served as the Chief Operating Officer of HCSC from January 2009 to January 2015. Previously, Ms. Reitan served as President and Chief Operating Officer of Blue Cross Blue Shield of Minnesota from 2006 to 2008.
Ms. Reitan also serves as a director of Myriad Genetics, Inc.
KEY CONTRIBUTIONS TO THE BOARD
Ms. Reitan brings to our board over 30 years of experience in the healthcare payor and reimbursement market, including most recently as President of Plan Operations of HCSC. Ms. Reitan’s experience with provider network management, strategic planning and business development provide valuable insight to our board and management as we continue to navigate the increasingly complex healthcare payor and reimbursement market and to advance our ongoing commitment to provide innovative value-based agreements and deliver fair value to payors and providers in line with our Alnylam 2030 strategy. Ms. Reitan’s extensive background in business management also makes her an asset to our audit committee and our PC&C committee, which she chairs.

Colleen F. Reitan INDEPENDENT DIRECTOR Director since: 2018 Age: 66 Committees: ▪Audit Committee ▪People, Culture and Compensation Committee (Chair)

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Proposal 1: Information Concerning Director Nominees – Election of Class I Directors

EXPERIENCE, EXPERTISE AND QUALIFICATIONS
Ms. Schulman has served as a member of our board of directors since July 2014 and has served as chair of our board since January 2023. Prior to that, she served as our lead independent director from August 2021 to January 2023. Ms. Schulman joined Polaris Partners, a venture capital firm, in August 2014 where she is currently a managing partner. Ms. Schulman also served as Executive Chair of Lyndra Therapeutics, Inc., a biotechnology company, from September 2019 to March 2025, where she was co-founder and served as the company’s initial Chief Executive Officer from 2015 to 2019. She also manages the LS Polaris Innovation Fund, which was formed in 2017. Ms. Schulman served as a senior lecturer at Harvard Business School from July 2014 to July 2021, and resumed this role in January 2025. Ms. Schulman was previously the Executive Vice President and General Counsel of Pfizer from May 2008 to July 2014, where she also served as the Business Unit Lead for Pfizer’s Consumer Healthcare business from 2012 to 2013. Before joining Pfizer, she was a partner at DLA Piper, a global law firm.
Ms. Schulman also serves as a director of Elevance Health and previously served as a director of Fractyl Health, Inc., SQZ Biotech and Hudson Executive Investment Corp. II.
KEY CONTRIBUTIONS TO THE BOARD
Ms. Schulman’s extensive industry and leadership experience enable her to make significant contributions as chair of our board. Her unique qualifications in a number of critical areas, including commercial strategy and capability building, as well as legal, regulatory, and transactional considerations, bring to our board a diverse background. In addition, her experience at Pfizer as Executive Sponsor of Pfizer’s Global Women’s Council, where she helped shape efforts to increase diversity and expand opportunities for both women and men across the company, has been an important resource as we continue to grow our workforce to support the expansion of our portfolio of marketed products, advance our high-yielding pipeline of RNAi therapeutics, and scale our global operations with financial discipline and agility under our Alnylam 2030 strategy. This experience also provides a unique and critical perspective for Ms. Schulman in her role as a member of our nominating and corporate governance committee and our PC&C committee.

Amy W. Schulman CHAIR OF THE BOARD Director since: 2014 Age: 65 Committees: ▪People, Culture and Compensation Committee ▪Nominating and Corporate Governance Committee

2026 PROXY STATEMENT	9

Corporate Governance and the Board of Directors

General
We believe that good corporate governance is important to ensure that Alnylam is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted.
Corporate Governance Strengths
We are committed to exercising good corporate governance practices. We believe that good governance promotes the long-term interests of our stockholders and strengthens the accountability of our board of directors, or our board, and management. Our corporate governance practices are primarily designed to:

Enhance Independent Oversight 9 of 10 directors (90%) are independent All board committees are 100% independent Independent directors hold regular executive sessions
Increase Accountability to Stockholders
    Majority vote standard for uncontested director elections, with a director resignation policy
    Regular engagement with stockholders
    Annual advisory approval of executive compensation

Ensure a Fit-for-Purpose Board
    Commitment to ensuring the board represents diversity of tenure, experience and skills
    Regular evaluation of board and committee composition
    Regular assessment of external commitments, potential conflicts of interest and time commitments of directors

Align Interests with Long-Term Stockholders
    One vote per share
    Strong stock ownership guidelines for directors and executives
    Clawback policy applies to both cash and equity incentives
    No margin accounts, pledging or hedging of company shares

Corporate Governance Materials
Our board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Alnylam and our stockholders. These guidelines provide a framework for the conduct of business of our board.
The board has also adopted a code of business conduct and ethics, which applies to all of our officers, directors and employees, and has adopted charters for our audit committee, our people, culture and compensation committee (sometimes referred to in this proxy statement as our PC&C committee), our nominating and corporate governance committee, and our science and technology committee.
We have posted copies of these documents on the Corporate Governance page of the Investors section of our website, www.alnylam.com. We intend to disclose on our website any amendments to, or waivers from, our code of business conduct and ethics required to be disclosed by law or Nasdaq Global Select Market listing standards. Information appearing on our website is not a part of and is not incorporated into this proxy statement.

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Corporate Governance and the Board of Directors
Policy Prohibiting Insider Trading and Related Procedures
We maintain an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all employees, directors, officers and other covered persons, as well as the company. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Board of Directors Meetings and Attendance
Our board met five times during 2025 either in person or by teleconference. During 2025, each of our directors attended at least 75% of the aggregate number of board meetings and meetings of the committees on which he or she then served.
Our directors are expected to participate in the virtual annual meeting of stockholders, unless they have a conflict that cannot be resolved. All of our then-current directors attended the 2025 annual meeting of stockholders.
Board Determination of Independence
Under the Nasdaq listing standards, a director will qualify as an “independent director” if, in the opinion of our board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board has determined that none of Mses. Reitan and Schulman, Drs. Ausiello, Brandicourt, Hamburg and Sigal, and Messrs. Arbuckle, Pyott and Kellogg has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Nasdaq Rule 5605(a)(2). Dr. Greenstreet, our chief executive officer, is not considered an “independent director.” Mr. Bonney, who resigned from our board effective December 2025, was also not considered an “independent director” due to his previous role as executive chair of our board from August 2021 to January 2023. Our board has determined that Dr. Sharp, who retired from our board effective May 2025, and Dr. Bertozzi, who resigned from our board effective December 2025, were also “independent directors,” as defined under Nasdaq Rule 5605(a)(2). Our board of directors has determined that each member of our audit committee, PC&C committee and nominating and corporate governance committee is independent within the meaning of the applicable Nasdaq and SEC rules and regulations regarding “independence.” In making such determination, our board considered relationships, if any, that each non-employee director or family member of such director has with Alnylam, and other facts and circumstances our board deemed relevant in determining their independence.
Role of the Board
Our business is managed under the direction of the board of directors. Management has primary responsibility for the day-to-day operations and affairs of our company, and the role of our board is to provide independent oversight of management. In its oversight role, our board, as a whole and through its committees, is responsible for establishing broad corporate policies and reviewing our overall performance. Our board selects and provides for the succession of executive officers and, subject to stockholder election, directors. Our board also evaluates the performance of our chief executive officer, and approves the compensation of our chief executive officer after considering the recommendations of our PC&C committee. Our board reviews and approves corporate objectives, strategies and annual investment plans, and evaluates significant policies and proposed major commitments of corporate resources. Our board also participates in decisions that have a potential major economic impact on our company. Management keeps our directors informed of company activity through regular communication, including written reports and presentations at board and committee meetings, as well as through regular informal updates between meetings with all or a subset of board members.
Board Leadership Structure
Our board has determined that the roles of chief executive officer and chair of our board of directors should be separated at the current time. Ms. Schulman, an independent director, has served as our chair since January 2023. Dr. Greenstreet has served as our chief executive officer and as a director since January 2022 and October 2021, respectively. Separating these positions allows our chief executive officer to focus on our day-to-day business operations, while allowing the chair to lead the board in its fundamental roles of providing both advice to and independent oversight of management. The board recognizes the time, effort and energy that is required of the chief executive officer to operate and manage the company, as well as the commitment required to serve as our chair, particularly as the board’s oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chair and chief executive officer positions be separate, our board believes that our current leadership structure is appropriate because it provides an effective balance between strategy development and independent leadership and management oversight.

2026 PROXY STATEMENT	11

Corporate Governance and the Board of Directors
Rationale for Classified Board Structure
The time horizon required for successful development of therapeutics makes it vital that we have a board that understands the implications of this process and has the ability to develop and implement long-term strategies while benefiting from an in-depth knowledge of our business and operations. We believe that our classified board structure aligns with this long-term orientation and has enabled our board to provide educated and sophisticated oversight of management, which has enabled a track record of setting and exceeding five-year goals, and driven the creation of long-term stockholder value. Our nominating and corporate governance committee has discussed feedback received from stockholders on this topic and periodically reviewed and discussed a detailed analysis of the costs and benefits of our classified board structure to facilitate the committee’s continued consideration of this feature of our governance. Our board and nominating and corporate governance committee continue to believe that the classified board structure aligns with the company’s long-term orientation and enables the board to provide appropriate and expert oversight of management over the course of the multi-year life cycles of our clinical development programs, which our board believes ultimately drives the creation of sustainable stockholder value. In addition, our board believes three-year terms enhance the independence of our non-employee directors by providing continuity of service and protecting them against potential pressures from special interest groups or others who might have agendas contrary to the long-term interests of our stockholders. Our board and/or the nominating and corporate governance committee will continue to periodically review whether our classified board structure aligns with the company’s long-term strategic objectives.
The Board’s Role in Risk Oversight
We face a number of risks in our business, including risks related to: launching, marketing and selling our approved products globally; preclinical and clinical research and development; manufacturing and clinical and commercial drug supply; regulatory reviews; inspections and regulatory requirements; our ability to obtain approval for new commercial products or additional indications for our existing products; policies and oversight; global growth and capability expansion; preparations for and execution of commercial operations; our ability to appropriately price and obtain reimbursement and patient access for approved products and the product candidates we are developing if, and when, they gain regulatory approval; intellectual property filings, prosecution, maintenance and challenges; the establishment and maintenance of strategic alliances; competition; cybersecurity and adoption of artificial intelligence; litigation and government investigations; and the ability to manage our expenses and optimize our capital structure and capital allocation; as well as other risks. Our management is responsible for the day-to-day management of the risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management.
Our board administers its risk oversight function directly and through its four committees.
Our chair meets regularly with our chief executive officer and other executive officers and members of senior management to discuss strategy and risks facing the company. Our chair and the chair of our nominating and corporate governance committee also meet individually with our global head of ethics and compliance and our chief legal officer, to discuss the risks facing our business and our global compliance initiatives. Members of senior management attend the quarterly board meetings and are available to address any questions or concerns raised by our board on risk management-related and any other matters. Each quarter, our board of directors receives presentations from members of senior management, and may also receive reports from the committee chairs and outside consultants, among others. These presentations often include identification and assessment of risks our company currently faces or may face in the future. Annually, our board reviews and discusses with management a comprehensive enterprise risk assessment focused on the key risks facing our business.
In addition, as part of its charter, the audit committee regularly discusses with management our risk exposures in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements with potential impact on our financial statements, and the steps we take to manage them. Our audit committee also oversees our internal audit function. The primary purpose of the internal audit function is to provide independent, objective assurance to senior management and the audit committee regarding the adequacy, efficiency and effectiveness of internal controls, which are designed to add value and strengthen our business operations.
The PC&C committee assists our board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and succession planning for our executive officers, and evaluates potential risks associated with director compensation for consideration by the full board.
The nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors, corporate governance, cybersecurity and artificial intelligence adoption, technical operations and non-financial compliance programs, including with respect to commercial activities and quality assurance. Our chair, individually and with our chief legal officer, global head of ethics and compliance, head of internal audit, chief information officer, and chief technical operations and quality officer, provides the committee with regular updates.
The science and technology committee reviews and advises our board regarding risks arising from our discovery and development strategy and programs.

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Corporate Governance and the Board of Directors
Board Committees
Our board of directors has established four standing committees — audit, PC&C, nominating and corporate governance, and science and technology — each of which operates under a written charter that has been approved by our board. We have posted copies of each committee’s charter on the Corporate Governance page of the Investors section of our website, www.alnylam.com. The members of each committee are appointed by our board, upon the recommendation of our nominating and corporate governance committee.
Our board has determined that all of the members of each of the audit, PC&C, and nominating and corporate governance committees are independent as defined under the Nasdaq Marketplace Rules, and, in the case of all members of our audit committee, the independence requirements of Rule 10A-3(b)(1) under the Exchange Act. Committee memberships as of March 1, 2026 are shown below:

Audit Committee
▪Peter N. Kellogg (Chair) ▪Olivier Brandicourt, M.D. ▪Colleen F. Reitan	Our audit committee met six times during 2025, either in person or by video teleconference.

As described more fully in its charter, the audit committee oversees our accounting and financial reporting processes, internal controls and audit functions. In fulfilling its role, our audit committee is responsible for, among other things:
▪appointing, evaluating, retaining, approving the compensation of and, when necessary, terminating the engagement of our independent auditors;
▪taking appropriate action, or recommending that our board of directors take appropriate action, to oversee the independence of our independent auditors;
▪preapproving all audit services provided to the company and approving any compensation paid to the independent auditors;
▪reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures, including earnings releases, financial guidance and disclosure of non-GAAP financial measures;
▪monitoring our internal control over financial reporting, disclosure controls and procedures, and compliance with financial, corporate securities, tax and similar regulatory or legal requirements;
▪overseeing the work of the independent auditor, including resolving any disagreements between management and the independent auditor regarding financial reporting;
▪overseeing the performance of internal audit activities carried out by our internal audit function;
▪reviewing and discussing our financial risk management policies, including but not limited to our investment policy;
▪reviewing and approving matters related to tax planning;
▪establishing policies regarding hiring employees from our independent auditors and procedures for the receipt and retention of accounting-related complaints and concerns;
▪meeting independently with our independent auditors and management; and
▪preparing the annual audit committee report required by SEC rules, which is included below under the heading “Report of the Audit Committee.”
In addition, our audit committee must approve or ratify any related person transaction as defined in our related person transaction policy. Our policies and procedures for the review and approval of related person transactions are summarized under the heading “Policies and Procedures for Related Person Transactions,” which appears below.
The current members of our audit committee are Mr. Kellogg (Chair), Ms. Reitan and Dr. Brandicourt. We believe that each member of our audit committee satisfies the requirements for membership, including independence, under the Nasdaq Marketplace Rules and Rule 10A-3(b)(1) under the Exchange Act. Our board has determined that each of Mr. Kellogg and Ms. Reitan is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. No member of our audit committee is the beneficial owner of more than 10% of our common stock.

2026 PROXY STATEMENT	13

Corporate Governance and the Board of Directors

People, Culture and Compensation Committee
▪Colleen F. Reitan (Chair) ▪Olivier Brandicourt, M.D. ▪Amy W. Schulman ▪Elliott Sigal, M.D., Ph.D.	Our PC&C committee met five times during 2025, either in person or by video teleconference.

Our PC&C committee’s responsibilities include, among other things:
▪annually reviewing and making recommendations to our board with respect to corporate goals and objectives relevant to the compensation of our executive officers;
▪reviewing and approving the compensation of our executive officers, other than our chief executive officer, and reviewing and making recommendations to our board with respect to the compensation of our chief executive officer;
▪overseeing an evaluation of the performance of our senior executives;
▪reviewing and making recommendations to our board with respect to management succession planning;
▪assisting our board with the development, implementation and effectiveness of our talent management policies and strategies, including recruiting, retention, career development and progression, leadership development, diversity, inclusion and employment practices;
▪overseeing and administering our stock-based compensation plans and performing the duties delegated to the PC&C committee by the terms of those plans;
▪reviewing and making recommendations to our board with respect to non-employee director compensation, including compensation under any equity-based plans;
▪reviewing, and amending as necessary, our compensation philosophy and objectives, and reviewing annually and updating our peer group for compensation purposes;
▪reviewing and discussing our compensation policies and programs and assessing whether such policies and programs are reasonably likely to have a material adverse effect on the company;
▪approving and overseeing our policy for clawback, or recoupment, of incentive compensation;
▪establishing, amending and overseeing compliance with our stock ownership guidelines for our executive officers and non-employee directors;
▪reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 34 of this proxy statement;
▪preparing the annual PC&C committee report required by SEC rules, which is included immediately following the “Compensation Discussion and Analysis” section appearing below;
▪reviewing the results of any say-on-pay votes and considering whether to make or recommend adjustments to the executive compensation policies as a result of such votes;
▪overseeing engagement with stockholders and proxy advisory firms on executive compensation matters; and
▪performing an annual evaluation of the committee’s performance.
The processes and procedures followed by our PC&C committee in considering and determining executive compensation are described below under the heading “Compensation Discussion and Analysis.”
The current members of our PC&C committee are Ms. Reitan (Chair), Drs. Brandicourt and Sigal and Ms. Schulman. In May 2025, Ms. Schulman was appointed as a member of our PC&C committee. We believe that each member of our PC&C committee is an independent director within the meaning of the director independence standards of the Nasdaq Marketplace Rules, a non-employee director as defined in Rule 16b-3 of the Exchange Act, and an outside director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, also referred to as the Code.

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Corporate Governance and the Board of Directors
PC&C Committee Interlocks and Insider Participation
During fiscal year 2025, none of the members of our PC&C committee was a current or former officer or employee of Alnylam and none participated in any related person transaction involving Alnylam.
During fiscal year 2025, no executive officer of our company served as: (i) a member of the PC&C committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our PC&C committee; (ii) a director of another entity, one of whose executive officers served on our PC&C committee; or (iii) a member of the PC&C committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.
Risk Considerations in Compensation
Our PC&C committee has discussed the concept of risk as it relates to our compensation program and, after considering an assessment prepared by its independent compensation consultant, the PC&C committee believes our compensation program does not encourage excessive or inappropriate risk-taking and is not reasonably likely to have a material adverse effect on the company. As described more fully below in “Compensation Discussion and Analysis,” we structure our pay to consist of both fixed and variable compensation to motivate our executives to produce superior short- and long-term results that are in the best interests of our company and stockholders in order to attain our ultimate objective of increasing stockholder value. We have established, and our PC&C committee endorses, controls to address and mitigate compensation-related risk.
The PC&C committee has engaged an independent compensation consultant, Pay Governance, to assist the committee in its evaluation of our company’s policies and practices to determine if such policies and practices create excessive risk in our compensation programs. In conducting its independent assessment, Pay Governance reviewed all of our incentive compensation and other programs and determined there were no compensation policies or practices that encourage excessive or inappropriate risk-taking. Pay Governance provided the results of the review to the PC&C committee in early 2025.

2026 PROXY STATEMENT	15

Corporate Governance and the Board of Directors

Nominating and Corporate Governance Committee
▪David E.I. Pyott (Chair) ▪Dennis A. Ausiello, M.D. ▪Margaret A. Hamburg, M.D. ▪Amy W. Schulman	Our nominating and corporate governance committee met four times during 2025, either in person or by video teleconference.

Our nominating and corporate governance committee is responsible for, among other things:
▪advising our board on board organization, structure and appropriate size;
▪identifying individuals qualified to become members of our board and evaluating candidates recommended by stockholders for election to our board and stockholder proposals submitted for inclusion in our proxy materials;
▪recommending to our board the persons to be nominated for election as directors and the persons to be appointed to each of our board committees;
▪reviewing the external commitments of our directors and executive officers to evaluate potential conflicts of interest or time commitment concerns;
▪developing and recommending to our board a set of corporate governance principles and making recommendations to our board regarding corporate governance matters;
▪developing and recommending to our board, as appropriate, policies and programs with respect to environmental, health, safety, social responsibility and governance matters;
▪overseeing the regular evaluation of our board and its committees;
▪overseeing management’s implementation of information technology policies;
▪reviewing our corporate governance and board succession risks and steps taken to monitor and mitigate such risks, including succession planning for the board and key leadership roles on the board and its committees;
▪overseeing the management of operational risk and contingency planning for business continuity;
▪monitoring the risks associated with information systems, including reviewing and discussing with management the programs used to identify, assess, manage and monitor cybersecurity risks; and
▪overseeing management’s implementation of compliance programs, including the company’s Code of Business Conduct and Ethics and its comprehensive compliance program and our quality programs.
As noted above, the nominating and corporate governance committee facilitates a regular board self-evaluation to determine whether our board of directors and its committees are functioning effectively. The nominating and corporate governance committee determines the nature of the evaluation, supervises the conduct of the evaluation, and prepares an assessment of our board performance, which is then discussed with the full board of directors. The evaluation is aligned to board best practices and focuses on four key areas: board structure and composition; board process and focus; committee structure and performance; and culture and overall health.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”
The current members of our nominating and corporate governance committee are Mr. Pyott (Chair), Drs. Ausiello and Hamburg, and Ms. Schulman. In December 2025, Dr. Bertozzi resigned from our board and as a member of our nominating and corporate governance committee. We believe that each member of our nominating and corporate governance committee satisfies the requirements for membership, including independence, as established under the Nasdaq Marketplace Rules.

16

Corporate Governance and the Board of Directors

Science and Technology Committee
▪Elliott Sigal, M.D., Ph.D. (Chair) ▪Dennis A. Ausiello, M.D.	Our science and technology committee met three times during 2025, by video teleconference.

Our science and technology committee is responsible for, among other things:
▪overseeing our scientific advisory board;
▪reviewing our overall scientific and research and development strategy;
▪reviewing our research and development programs;
▪reviewing cognate external scientific research, discoveries and commercial developments, as appropriate; and
▪reviewing our overall intellectual property strategies.
The current members of our science and technology committee are Drs. Sigal (Chair) and Ausiello. In May 2025, Dr. Sharp retired from our board and as a chair of our science and technology committee, at which time Dr. Sigal was appointed chair. In December 2025, Dr. Bertozzi resigned from our board and as a member of our science and technology committee.

Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to become directors, consistent with criteria approved by our board, and for recommending the persons to be nominated for election as directors.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, engagement of third-party recruiting companies focused on identifying top-tier director candidates, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board.
Criteria for Board Membership
Our corporate governance guidelines include a commitment to board diversity, and specify that our board should represent a mix of skills, regional or industry experience, backgrounds, ages and other unique characteristics, which should be considered by the nominating and corporate governance committee in the director identification and nomination process. In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, our nominating and corporate governance committee will apply the following criteria that it believes must be met by all directors:

▪A reputation for integrity, honesty and adherence to high ethical standards;
▪A demonstration of business acumen, experience and the ability to appreciate the operational challenges and complexities faced by public biopharmaceutical companies of a size and operational scope similar to our company and to exercise sound judgment in matters that relate to the current and long-term objectives of our company and a willingness and ability to contribute positively to the decision-making processes of our company;
▪A commitment to understand our company and the industry and to regularly attend and participate in meetings of our board of directors and its committees;
▪An interest in and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental bodies and the general public, and to act in the interests of all stockholders;
▪No actual or apparent conflict of interest (as determined by the nominating and corporate governance committee or the board) that would impair the director’s ability to represent the interests of all of our company’s stockholders and to fulfill the responsibilities of a director; and
▪The ability to serve for at least five years before reaching the age of 75.

2026 PROXY STATEMENT	17

Corporate Governance and the Board of Directors
The nominating and corporate governance committee is committed to utilizing recruitment protocols that enable it to actively seek out highly qualified candidates to include in the pool from which board nominees are chosen. Our board and nominating and corporate governance committee believe that it is essential that our board members represent diverse viewpoints with broad experience in areas important to the operation of our company such as business, science, medicine, finance and accounting and law and regulation. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. In this context, the nominating and corporate governance committee, in addition to the qualifications set forth above, also considers a variety of attributes in selecting nominees to our board, including, among other things:

▪An understanding of, and experience in, the biotechnology and pharmaceutical industries, and the legal and regulatory landscape in which such companies operate;
▪An understanding of, and experience in, accounting oversight and governance, finance, sales and marketing, and complex business transactions;
▪Leadership experience with public companies or other significant organizations;
▪International experience; and
▪Diversity of age, education, background, professional experience and differences in viewpoints and skills.

These factors and others are considered useful by our board and are reviewed in the context of an assessment of the perceived needs of our board at a particular point in time.
The director nominee biographies appearing above under the heading “Information Concerning Director Nominees – Election of Class I Directors (Proposal 1)” indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and board to conclude that each nominee should continue to serve as a member of our board. Our nominating and corporate governance committee and board believe that each of the nominees has had substantial achievement in her professional and personal pursuits, and possesses the background, talents and experience that our board desires and that will contribute to the best interest of our company and to long-term stockholder value.
Stockholder Nominations
Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Alnylam Pharmaceuticals, Inc., 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Stockholders also have the right under our bylaws to nominate director candidates directly, without any action or recommendation on the part of the committee or our board of directors, by following the procedures set forth below under the heading “Stockholder Proposals.”
At the annual meeting, stockholders will be asked to consider the election of Drs. Greenstreet and Sigal and Mr. Arbuckle, each of whom currently serves on our board of directors. Drs. Greenstreet and Sigal were proposed to our board for reelection, and Mr. Arbuckle was proposed for election, by our nominating and corporate governance committee, and our board determined to include them as its nominees.

18

Corporate Governance and the Board of Directors
Majority Voting Policy
Our bylaws provide that the vote required for the election of a director by the stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast with respect to the election of such director nominee at a meeting of stockholders. In order to receive a majority of the votes cast, the number of shares voted “FOR” must exceed the number of votes “AGAINST.” In any non-contested election of directors, any incumbent director nominee who receives a greater number of votes cast against his or her election than in favor of his or her election shall, promptly following the certification of the stockholder vote, tender his or her resignation to the board. The board shall then decide, through a process managed by our nominating and corporate governance committee, whether to accept the resignation, or take other action. The board expects that a director whose resignation is under consideration shall abstain from participating in any decision regarding his or her resignation. In reaching its decision, the board may consider any factors deemed relevant, including the incumbent director nominee’s qualifications, the incumbent director nominee’s past and expected future contributions to the company, the overall composition of the board, and whether accepting the tendered resignation would cause us to fail to meet any applicable rule or regulation (including Nasdaq Global Select Market listing standards and federal securities laws). The board will publicly disclose its decision and rationale within 90 days following certification of the stockholder vote. If an incumbent director nominee’s resignation is not accepted, he or she will continue to hold office until the next annual meeting and until his or her successor shall be duly elected and qualified. In such circumstances, the director will remain in his or her existing class and the election held at the next such annual meeting shall include whether to elect him or her to serve the remainder of his or her three-year term.
Stockholder Engagement and Communications with the Independent Directors
We regularly engage with our stockholders through open dialogue and direct individual communication. Stockholders regularly meet with members of our senior management team to discuss our strategy and review our business, goals and performance. We also solicit stockholder feedback on our executive compensation, corporate governance and disclosure practices in order to gain a better understanding of the practices they most value. Stockholder feedback is important, and the information we glean from these engagements is highly valued. Our stockholder engagement team has consisted of certain independent directors, our executive officers and members of our legal, investor relations and human resources expertise areas. During 2025, we engaged with stockholders who owned, in aggregate, a meaningful percentage of our outstanding shares. The feedback we received from those conversations was regularly conveyed to our board and relevant board committees and served as valuable input to board and committee discussions and considerations.
In addition, our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chair of our board (if an independent director), the lead director (if one is appointed), or otherwise the chair of our nominating and corporate governance committee, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of our board (if an independent director), or the lead director (if one is appointed), or otherwise the chair of our nominating and corporate governance committee, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive communications.
Stockholders who wish to send communications on any topic to our board should address such communications to the Board of Directors, c/o Corporate Secretary, Alnylam Pharmaceuticals, Inc., 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142.

2026 PROXY STATEMENT	19

ESG

Corporate Responsibility
Our approach to Corporate Responsibility, or CR, is guided by Alnylam’s long-time focus on embracing a “Challenge Accepted” mindset. We take courageous, thoughtful action to improve human health for patients, employees, communities, and society. Corporate Responsibility is embedded in how we operate, how we make decisions, and how we seek to influence the future.
Our Corporate Responsibility strategy is organized around six closely connected pillars: Patients, Science, Employees, Communities, Environment & Operations, and Governance & Integrity. These pillars reflect the areas where we have the greatest impact and accountability globally. Together, these pillars guide and shape the work of our teams as we continue to grow and use our business as a force for good.

CORPORATE RESPONSIBILITY PILLARS

Patients
We strive to improve patients’ lives and enable access to potentially life-changing treatments.
Science
We advocate for science and innovation to address critical health and social issues.
Employees
We foster a culture in which employees feel included, supported, and heard.
Communities
We actively engage people in tackling the world’s most pressing community and health equity challenges.
Environment & Operations
We actively integrate sustainability into how we operate and grow.
Governance & Integrity
We reinforce integrity as a shared responsibility and promote ethical decision-making across the organization.

20

ESG

CONTINUED INVESTMENT IN CORPORATE RESPONSIBILITY AND ESG IN 2025

▪Published our annual CR report that includes information regarding both CR and ESG at Alnylam. Our reporting is aligned with the most applicable global CR and ESG reporting frameworks, including the Sustainability Accounting Standards Board’s Biotechnology & Pharmaceuticals Standard and the Global Reporting Initiative Standard: Core Option Framework.
▪Completed a double materiality process (aligned with the EU’s Corporate Sustainability Reporting Directive requirements) to ensure our CR pillars and the topics we plan and report on in each of these pillars are aligned with Alnylam’s growth trajectory and regulatory expectations.
▪Prepared our first climate risk report based on voluntary submission guidelines for California SB 261 filing in early 2026 and completed our first unscored submission to Carbon Disclosure Project in late 2025.
▪Continued to publish Scope 1, 2, and 3 data verified by an external third party, in addition to data related to water and waste across our global footprint.
▪Convened the first full year of quarterly meetings of our ESG Regulatory Working Group, composed of leaders from Legal, Finance, Ethics & Compliance, ESG teams, and other key functions that provide ongoing oversight of emerging ESG priorities, risks, and opportunities.
▪Continued to expand our Alnylam Challengers Signature Social Impact Program with the announcement of a two-year, $2 million investment to advance the essential work of Boston’s frontline Care Navigators.
▪Named to both Newsweek’s “Most Responsible Companies” and the HumanKind 100 list for the 4th year in a row.

Patients
Throughout our 20+ year journey in developing RNAi therapeutics, we have remained focused on keeping patients at the center of everything we do. Beyond accepting the challenges of scientific discovery and development, we believe that patients who can benefit from our medicines should have access to them. Our Patient Access Philosophy, established in 2017 – before our first medicine was approved – continues to guide us in our efforts to align access and outcomes with the value our therapies bring to patients. We report on our progress annually.
Through various programs, we provide patients with access to diagnostic resources and genetic testing with the goal of removing barriers for patients to access our commercially available therapies. In addition, we enable access to our investigational drugs for treatment outside clinical trials when no comparable or satisfactory alternative therapy options are available. Our key programs include:
▪Alnylam Act® offers eligible patients in the U.S., Canada, and Brazil no-charge, third-party genetic testing and counseling.*
▪GeneAct™ offers third-party genetic testing in certain countries across Europe and the Middle East.*
▪Our Compassionate Use Policy outlines the circumstances in which we will consider providing treatment for an individual patient outside of a clinical trial.
▪Alnylam Assist® supports patients throughout their journey, offering best-in-class patient support services staffed by Alnylam employees solely dedicated to supporting patients and providers in our disease states.
*    Healthcare professionals or patients who use these programs have no obligation to recommend, purchase, order, prescribe, promote, administer, use, or support any Alnylam product

2026 PROXY STATEMENT	21

ESG

2025 PATIENT ACCESS HIGHLIGHTS

>95% of U.S. residents with confirmed access to our therapies across commercial, Medicare, Medicaid, and other government payer categories	960+ patients who have received Alnylam therapeutics under our Compassionate Use Policy	93% of countries in the European Union with access to our therapies

$0 Out-of-Pocket costs for a majority of patients	4000+ U.S. patients enrolled in Alnylam Assist®

Science
Our RNAi platform enables the development of novel medicines designed to prevent, halt, or reverse disease by targeting its genetic roots. As our portfolio expands across rare and prevalent diseases, we approach science with discipline and rigor, focusing our efforts on accelerating programs with the greatest potential for transformative patient impact.
Innovative science is only part of the equation in developing new medicines. Clinical research relies on partnerships with health care professionals, patient advocates, and most importantly, with the people who choose to participate in clinical trials. We are committed to making our clinical trial information accessible to patients, caregivers, health care providers, researchers, and the general public to further scientific discovery and advance public health. We are also taking specific actions to increase diversity, equity, and inclusion in our clinical trials so that we can evaluate the effectiveness and safety of our potential new treatments for all people who may benefit from them.

2025 HIGHLIGHTS

▪Achieved a significant milestone with the regulatory approval of vutrisiran for ATTR amyloidosis with cardiomyopathy, establishing our first flagship commercial franchise. We also further expanded our pipeline with the initiation of three Phase 3 clinical trials and four investigational new drug filings.
▪Continued participation in the National Institutes of Health’s All of Us Research Program, a U.S. effort to build a diverse research platform to enable more precise and equitable approaches to understanding and treating disease.
▪Supported multiple collaborations to broaden access to clinical trial research, including work with the Veterans Health Administration and the Beacon of Hope Initiative in support of Historically Black Medical School Centers of Excellence.
▪Published 77 peer-reviewed papers and delivered 80 presentations at major scientific congresses worldwide.

Employees
We are proud of our workforce and strive to create a culture in which everyone feels they belong and are empowered to achieve their full potential. Alnylam’s Core Values: Commitment to People, Passion for Excellence, Open Culture, Fiercely Innovative, and Purposeful Urgency remain the foundation of who we are. These values provide continuity and help guide progress with intention, integrity, and long-term impact.
Diversity of backgrounds, experiences, and perspectives are essential to Alnylam’s ability to innovate, attract top talent, and serve diverse patient communities. We are committed to fostering an environment in which employees feel respected, included, and able to contribute fully. In our 2025 Culture Survey, 90% of employees shared they believe Alnylam supports diversity in the workplace, and 88% reported feeling accepted by their coworkers and believe they are treated fairly by the company and their peers.

22

ESG

2025 HIGHLIGHTS

▪Developed our new People and Culture strategy ahead of its 2026 roll-out and implementation, creating the framework for intentionally scaling our capabilities and culture to enable achievement of our Alnylam 2030 strategy.
▪Continued to strengthen overall employee engagement, reflected in our Culture Survey results with 93% of employees stating they feel inspired by their work, find their work engaging and motivating, and feel proud to work at Alnylam.
▪Expanded our overall Employee Resource Network, or ERN, membership and launched our new Veterans ERN, which brings together veterans, their families, and allies to build community and elevate understanding across Alnylam.
▪Named to Boston Globe’s “Top Places to Work” for the 11th year in a row and Fast Company’s “Best Workplace for Innovators” for the 5th year in a row.

Communities
Our passion to improve human health stands at the center of our community impact work and extends into our local communities around the world. Through cross-sector collaboration, locally informed partnerships, and active employee engagement, we work to address health inequities, expand access to education and opportunity in science and technology, and support communities in moments of need.
Through our signature social impact program, Alnylam Challengers, we partner with bold leaders and organizations in the U.S. and Europe that are working to improve health and well-being for people in underserved communities by expanding access to personalized care, coaching, and essential resources. We focus our global efforts on two areas designed to address barriers related to key social determinants of health: care navigation for patients in underserved communities and employment pathways for refugees.

2025 HIGHLIGHTS

▪Expanded our Alnylam Challengers Signature Social Impact Program with the announcement of a two-year, $2 million investment to advance the essential work of Boston’s frontline Care Navigators in partnership with three of the city’s trusted healthcare institutions: Boston Children’s Hospital, Boston Medical Center, and Whittier Street Health Center.
▪Hosted the BioVenture Challenge, part of our flagship partnership with Nucleate, bringing early-stage founders to our Cambridge headquarters to explore innovations aligned with Alnylam’s scientific priorities.
▪Mobilized employee giving and volunteerism, raising contributions through fundraisers for Community Service Week, BioBall (Special Olympics of Massachusetts), Give Warmth Give Hope (CASPAR), and crisis and disaster relief. Employees also volunteered with more than 51 charitable organizations across 13 countries during our annual Community Service Week.

Environmental & Operations
We recognize that improving human health depends on protecting the environment in which we live and operate. As our business has grown and our global footprint has expanded, our approach to environmental responsibility has evolved to reflect not only climate action, but also the environmental performance of our operations, facilities, and business processes worldwide. Based on the findings from our 2025 double materiality study, we have renamed our former “Planet” CR pillar to “Environment & Operations.” This change reflects a more comprehensive focus on how environmental considerations are embedded across our day-to-day operations.
We consistently work to enhance our data collection and monitoring processes and seek opportunities to reduce our environmental footprint. In 2021, we began to monitor and report on Scopes 1 and 2 and select Scope 3 greenhouse gas emissions. In 2024, we added additional Scope 3 emissions categories to broaden the picture of our environmental footprint, and in 2025 we worked to establish the foundation for our first Scope 1 and Scope 2 GHG emissions targets to be announced in 2026, with a focus on emissions intensity per million dollars of revenue.

2026 PROXY STATEMENT	23

ESG

2025 HIGHLIGHTS

▪Fully implemented our new third-party software solution to more consistently calculate our environmental footprint each year and continued to confirm our environmental data with an external assurance provider.
▪Prepared our first climate risk report based on voluntary submission guidelines for California SB 261 filing in early 2026 and completed our first unscored submission to Carbon Disclosure Project in late 2025.
▪Completed lifecycle assessments across all current products and clinical trials, establishing a robust data foundation, with plans underway to pursue third-party verification in 2026 to further align with global expectations and frameworks.
▪Completed a UK/EU Fleet Electrification Feasibility Study that identified opportunities to reduce emissions for our European Fleet. We also continued the advancement of our solar project with permitting and system planning underway, and identification of new incentive programs that could support installation as early as 2026.
▪Initiated a comprehensive supplier engagement program to better understand the environmental risks and opportunities embedded across our supply chain.

Governance & Integrity
We are committed to strong corporate governance practices that support long-term value creation and responsible risk management. Our board sets the tone and provides independent oversight of our strategy, performance, and operations. Responsibility for oversight of CR and ESG matters is shared across our board, senior leadership, and cross-functional management bodies, helping ensure that CR considerations are integrated into business strategy and decision-making.
The Corporate Responsibility Steering Committee plays a key role in supporting alignment and implementation across our CR priorities. Working groups from each of our CR pillars bring together subject matter expertise from across the organization to inform CR initiatives, share insights, identify and evaluate key performance indicators, and support data collection and reporting, which reinforces shared ownership of CR outcomes across functions and regions.
Our nominating and corporate governance committee also assists our board in fulfilling its oversight responsibilities with respect to the management of risks associated with cybersecurity, data privacy and artificial intelligence. Our Global Privacy Program incorporates privacy-by-design principles and supports the responsible handling of personal data across the enterprise. Cross-functional collaboration across information technology, privacy, legal, compliance, and business teams strengthens our cybersecurity posture and risk management.

2025 HIGHLIGHTS

▪Issued new and updated policies and guidance, including the Global Policy on Enterprise Risk Management and the U.S. Field Guide for commercial operations, and launched a refreshed all-employee campaign for potential conflict of interest disclosures.
▪Published our Human Rights Principles, reflecting commitment to human rights across our operations.
▪Strengthened our culture of integrity across multiple channels, including a refresh of our global Compliance Champions Program and the observance of our annual 2025 Integrity Week.
▪Maintained a dedicated data governance committee, or DGC, comprised of leaders from our information security, technology and intellectual property groups. The DGC has established policies and procedures regarding data collection, retention, storage, and destruction that will be implemented across all of our business units in 2026.
▪Further evolved our AI strategy with development of an updated enterprise-wide approach to be rolled out in 2026 that is anchored in three reinforcing pillars: learning and development, enterprise data platform, and data governance.

For additional information please view our Corporate Responsibility website and our Annual Corporate Responsibility Report, published in May of each year.

24

Director Compensation

Compensation of Directors
We compensate our non-employee directors for their service as directors. We do not pay directors who are also our employees any additional compensation for their service as a director. Accordingly, Dr. Greenstreet did not receive any additional compensation for her service as a director during 2025.
Our PC&C committee periodically reviews the compensation we pay to our non-employee directors, with input from its independent compensation consultant, Pay Governance. Our PC&C committee compares our board compensation to the compensation paid to non-employee directors of our peer group companies. Our PC&C committee also considers the responsibilities we ask of our board members along with the amount of time required to perform those responsibilities. In February 2025, as part of its annual review of our non-employee director compensation program, our PC&C committee, with the assistance of Pay Governance, performed a comprehensive assessment of our director compensation and determined that our practice of granting our annual equity awards entirely in the form of stock options was not consistent with the practices of our peer group companies. Following this review, the PC&C committee recommended, and our board of directors approved, effective, April 1, 2025, a change in the mix of our annual director equity compensation from 100% stock options to 50% stock options and 50% RSUs, with the aggregate annual grant value of $400,000 remaining unchanged. The PC&C committee determined that our non-employee director cash compensation was competitive with that of our peer group and made no changes to this component.
The table below reflects our non-employee director compensation program for 2025.

COMPENSATION TYPE	COMPENSATION AMOUNT
Annual Retainer	$60,000
Independent Board Chair Fee	$65,000
Lead Independent Director	$40,000
Committee Chair Fees:
Audit	$25,000
People, Culture and Compensation	$20,000
Nominating and Corporate Governance	$20,000
Science and Technology	$20,000
Committee Member Fees:
Audit	$12,500
People, Culture and Compensation	$10,000
Nominating and Corporate Governance	$10,000
Science and Technology	$10,000
Initial Stock Option Award (vests ratably in three annual installments)	$600,000 grant-date fair value**
Annual Equity Award (vests on one-year anniversary)*	$400,000 grant-date fair value**
*    Each non-employee director is generally eligible for an annual equity award beginning in the sixth month following his or her election to our board. Effective April 1, 2025, our board approved a modification to annual non-employee director equity compensation, transitioning from 100% stock option awards to a 50/50 split of stock options ($200,000) and restricted stock units ($200,000), with the aggregate annual equity grant value of $400,000 remaining unchanged.
**    Actual number of non-qualified stock options awarded determined on the date of grant by dividing the value of the award by the closing price of our common stock on the Nasdaq Global Select Market on such date, further divided by the Black Scholes factor in use at such time. The exercise price of such stock option awards is equal to the closing price of our common stock on the Nasdaq Global Select Market on the date of grant. Actual number of RSUs awarded determined by dividing the value of the award by the closing price of our common stock on the Nasdaq Global Select Market on the grant date.
Our board may, in its discretion, increase or decrease the size of the stock option and/or restricted stock unit award made to a non-employee director upon election or in connection with the annual equity award or make other equity awards to our non-employee directors, subject to the limitations contained in our Second Amended and Restated 2018 Stock Incentive Plan, or the 2018 Plan.

2026 PROXY STATEMENT	25

Director Compensation
Pursuant to the 2018 Plan, the maximum aggregate value for initial and annual non-employee director compensation, including the value of the shares of common stock that may be subject to initial or annual equity awards to non-employee directors, is equal to $1.5 million and $1.0 million, respectively. As indicated in the table above, our current practice is to deliver aggregate compensation to our non-employee directors in amounts well under these aggregate limits, and we do not expect to change our current practice.
We also reimburse our directors for reasonable travel and other related expenses incurred in connection with their service on our board.
The following table sets forth information concerning the compensation of our non-employee directors in 2025:
DIRECTOR COMPENSATION

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(3)	OPTION AWARDS ($)(2)(3)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Dennis A. Ausiello, M.D.	80,000	200,220	199,630	—		479,850
Carolyn R. Bertozzi, Ph.D.(4)	73,700	200,220	199,630	—		473,550
Michael W. Bonney(5)	55,270	360,320	325,540	—		741,130
Olivier Brandicourt, M.D.	82,500	200,220	199,630	—		482,350
Margaret A. Hamburg, M.D.	70,000	200,220	199,630	—		469,850
Peter N. Kellogg	85,000	200,220	199,630	—		484,850
David E.I. Pyott	80,000	200,220	199,630	—		479,850
Colleen F. Reitan	92,500	200,220	199,630	—		492,350
Amy W. Schulman	141,460	200,220	199,630	—		541,310
Phillip A. Sharp, Ph.D.(6)	45,920	—	—	7,010	(7)	52,930
Elliott Sigal, M.D., Ph.D.	86,460	200,220	199,630	—		486,310
(1)The amounts in this column reflect the aggregate grant date fair value of RSUs granted for the fiscal year ended December 31, 2025, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. These amounts are calculated as the number of RSUs granted multiplied by the quoted closing market price of our common stock on the Nasdaq Global Select Market on the grant date. The amounts reported reflect our total accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our directors will actually receive from the awards.
(2)The amounts in this column reflect the aggregate grant date fair value of stock options granted for the fiscal year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718. The assumptions we used to calculate these amounts are included in Note 10 to our audited consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K filed with the SEC on February 12, 2026. The amounts reported reflect our total accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our directors will actually receive from the awards.
(3)The following table summarizes the equity awards granted to our non-employee directors for their service on our board during 2025 and the grant date fair value of such equity awards:
DIRECTOR GRANTS

NAME	DATE OF GRANT	NUMBER OF SHARES UNDERLYING STOCK AWARD GRANTS (#)	NUMBER OF SHARES UNDERLYING OPTION AWARD GRANTS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARD GRANTS ($)(a)
Dennis A. Ausiello, M.D.	5/8/2025	775	1,558	399,850
Carolyn Bertozzi, Ph.D.	5/8/2025	775	1,558	399,850
Michael W. Bonney(b)	5/8/2025	775	1,558	685,860
Olivier Brandicourt, M.D.	5/8/2025	775	1,558	399,850
Margaret A. Hamburg, M.D.	5/8/2025	775	1,558	399,850
Peter N. Kellogg	5/8/2025	775	1,558	399,850
David E.I. Pyott	5/8/2025	775	1,558	399,850
Colleen F. Reitan	5/8/2025	775	1,558	399,850
Amy W. Schulman	5/8/2025	775	1,558	399,850
Elliott Sigal, M.D., Ph.D.	5/8/2025	775	1,558	399,850
(a)The grant date fair value is calculated in accordance with FASB ASC Topic 718 and represents the value of awards granted during the year. For RSUs, the grant date fair value is calculated by multiplying the number of shares subject to the RSU by $258.35, which was the closing price of our common stock on the Nasdaq Global Select Market on the grant date. The grant date fair value for stock option awards is calculated based on the assumptions included in Note 10 to our audited consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K, filed with the SEC on February 12, 2026, and was $128.13 for the options granted on May 8, 2025. These amounts represent the total accounting cost for the stock awards and options. The exercise price for the stock options granted on May 8, 2025 was $258.35. The amounts reported reflect our total accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our directors will actually receive from the awards.

26

Director Compensation
(b)The amount reported in the Grant Date Fair Value of Stock and Option Award Grants column for Mr. Bonney includes the modification date value of RSUs and stock options reflecting the increase in fair value recognized for RSUs and stock options that vested upon Mr. Bonney’s resignation from our board. Under applicable accounting guidance, compensation cost to be recognized for equity awards that vest only as a result of a modification is based on the modification date value rather than the grant date fair value.
(4)Dr. Bertozzi resigned from our board effective as of December 2, 2025. In connection with Dr. Bertozzi’s resignation from our board, we entered into a consulting agreement with Dr. Bertozzi pursuant to which she will provide certain consulting services to us until June 30, 2026. Pursuant to the terms of Dr. Bertozzi’s equity award agreements, during the term of the consulting services, Dr. Bertozzi’s unvested equity awards will continue to vest, and she will have the lesser of three months following the date she ceases to provide services to us and the remainder of the stock option term to exercise any vested stock options, after which time all of her outstanding stock options will be cancelled.
(5)The amount reported in the Stock Awards and Option Awards columns for Mr. Bonney includes the modification date value of RSUs and stock options reflecting the increase in fair value recognized for RSUs and stock options that vested upon Mr. Bonney’s resignation from our board.
(6)Dr. Sharp retired from our board effective May 8, 2025, and accordingly, he did not receive an annual equity award for his service as a director in 2025.
(7)This amount reflects compensation paid to Dr. Sharp for service as the chair of our scientific advisory board during 2025, prorated to reflect his retirement from our board effective May 8, 2025.
The following table summarizes the equity awards that were outstanding as of December 31, 2025 for each of our non-employee directors who served on our board during 2025:
DIRECTOR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2025

	OPTION AWARDS(1)		STOCK AWARDS
NAME	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS FOR BOARD SERVICE (#)	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS FOR NON-BOARD SERVICE (#)	NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)
Dennis A. Ausiello, M.D	1,558	—	775
Carolyn Bertozzi, Ph.D.(2)	11,054	—	775
Michael W. Bonney(3)	48,103	—	—
Olivier Brandicourt, M.D.	28,037	—	775
Margaret A Hamburg, M.D.	51,006	—	775
Peter N. Kellogg	11,734	—	775
David E.I. Pyott	49,616	—	775
Colleen F. Reitan	33,006	—	775
Amy W. Schulman	66,320	—	775
Phillip A. Sharp, Ph.D.(4)	640	—	—
Elliott Sigal, M.D., Ph.D.	14,696	—	775
(1)Unexercised option awards represent both exercisable and unexercisable awards.
(2)In connection with Dr. Bertozzi’s resignation from our board, we entered into a consulting agreement with Dr. Bertozzi pursuant to which she will provide certain consulting services to us until June 30, 2026. Pursuant to the terms of Dr. Bertozzi’s equity award agreements, during the term of the consulting services, Dr. Bertozzi’s unvested equity awards will continue to vest, and she will have the lesser of three months following the date she ceases to provide services to us and the remainder of the stock option term to exercise any vested stock options, after which time all of her outstanding stock options will be cancelled.
(3)In connection with Mr. Bonney’s resignation, and in recognition of his 11 years of service on our board, including service as board chair from December 2015 to August 2021 and as executive chair from August 2021 to January 2023, our board approved the acceleration of vesting, effective December 2, 2025, of Mr. Bonney’s 2025 annual non-employee RSU award and his 2025 annual non-employee director stock option. Mr. Bonney has the lesser of five years from the effective date of his resignation and the remainder of the stock option term to exercise any vested stock options, after which time all of his outstanding stock options will be cancelled.
(4)Upon Dr. Sharp’s retirement from our board in May 2025, Dr. Sharp will have the lesser of five years from his cessation of services to the company and the remainder of the stock option term to exercise any vested stock options, after which time all of his outstanding stock options will be cancelled.

2026 PROXY STATEMENT	27

Securities Ownership

Ownership of our Common Stock
The following table sets forth information regarding the beneficial ownership of our common stock, except as otherwise set forth in the footnotes below, by:
▪each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;
▪each of our directors and director nominees;
▪our principal executive officer, our principal financial officer, our three other most highly compensated executive officers who were serving as executive officers on December 31, 2025, whom, collectively, we refer to as our named executive officers, or NEOs; and
▪all of our current directors and current executive officers as a group.
For our directors and officers, the information is as of January 31, 2026. For stockholders who beneficially own more than 5% of our outstanding shares of common stock, the shares owned are as of the date provided in the most recent filing made by each such stockholder with the SEC, except as otherwise indicated below.
The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares by the person listed in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OWNED (#)	+	NUMBER OF SHARES ACQUIRABLE WITHIN 60 DAYS (#)(2)	=	TOTAL BENEFICIAL OWNERSHIP (#)	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED (%)(3)
Holders of more than 5% of our common stock
FMR LLC(4)	16,834,095		—		16,834,095	12.7
Capital World Investors(5)	16,398,889		—		16,398,889	12.4
The Vanguard Group(6)	13,056,605		—		13,056,605	9.8
BlackRock, Inc.(7)	8,546,557		—		8,546,557	6.4
Capital Research Global Investors(8)	6,968,513		—		6,968,513	5.3
Directors and Named Executive Officers
Stuart A. Arbuckle(9)	—		—		—	*
Dennis A. Ausiello, M.D.	3,636	(11)	—		3,636	*
Olivier Brandicourt, M.D.	—		26,479		26,479	*
Margaret A. Hamburg, M.D.	136		49,448		49,584	*
Peter N. Kellogg	—		10,176		10,176	*
David E.I. Pyott	28,036	(12)	48,058		76,094	*
Colleen F. Reitan	—		31,448		31,448	*
Amy W. Schulman	11,186		64,762		75,948	*
Elliott Sigal, M.D., Ph.D.	2,000		13,138		15,138	*
Yvonne L. Greenstreet, M.D.	39,096	(14)	195,517		234,613	*
Jeffrey V. Poulton	35,337	(14)	219,590		254,927	*
Bryan A. Supran(10)	—		—		—	*
Pushkal Garg, M.D.	3,980	(13)(14)	163,031		167,011	*
Tolga Tanguler	10,758		97,197		107,955	*
All current directors and current executive officers as a group (15 persons)	139,499		1,000,428		1,139,927	*
*    Less than 1% of our outstanding common stock.

28

Securities Ownership
(1)Unless otherwise indicated, the address of each stockholder is c/o Alnylam Pharmaceuticals, Inc., 675 West Kendall Street, Henri A. Termeer Square, Cambridge, MA 02142.
(2)Includes any shares that the holder has the right to acquire within 60 days after January 31, 2026, including through the exercise of any stock option or the vesting of any restricted stock units or performance stock units.
(3)Percentage of beneficial ownership is based on 132,606,564 shares of our common stock outstanding as of January 31, 2026. Shares of common stock subject to options, restricted stock, restricted stock units and performance stock units that are exercisable or releasable on January 31, 2026 or are exercisable or releasable within 60 days after January 31, 2026, are deemed outstanding for computing the percentage of the common stock beneficially owned by the person holding such options, restricted stock, restricted stock units or performance stock units but are not deemed outstanding for computing the percentage ownership of any other person.
(4)Based solely on Amendment No. 22 to a Schedule 13G filed by FMR LLC with the SEC on November 5, 2025, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 16,834,095 shares of our common stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC, and FMR LLC, through its control of Fidelity Management & Research Company and the funds, each has sole power to dispose of the 16,834,095 shares of our common stock owned by such funds. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of our common stock held by these funds. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(5)Based solely on Amendment No. 2 to a Schedule 13G filed by Capital World Investors with the SEC on February 9, 2024, Capital World Investors has the sole power to vote 16,350,708 of the shares owned, and sole dispositive power for 16,398,889 of the shares owned. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(6)Based solely on Amendment No. 9 to a Schedule 13G filed by The Vanguard Group with the SEC on April 7, 2025, in which The Vanguard Group has shared power to vote 100,382 of the shares owned, sole dispositive power for 12,722,314 of the shares owned and shared dispositive power for 334,291 of the shares owned. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. On March 26, 2026, The Vanguard Group filed Amendment No. 10 to its Schedule 13G, in which it reported that, following an internal realignment pursuant to which The Vanguard Group’s beneficial ownership has been disaggregated, it no longer has, or is deemed to have, beneficial ownership over any shares of the Company’s common stock. This Amendment No. 10 reported that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.
(7)Based solely on Amendment No. 7 to a Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2024, BlackRock, Inc. has the sole power to vote or direct the voting of 7,837,640 of the shares owned and sole power to dispose or to direct the disposition of 8,546,557 shares of our common stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of our common stock held by BlackRock, Inc. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(8)Based solely on a Schedule 13G filed by Capital Research Global Investors with the SEC on February 13, 2025, Capital Research Global Investors has the sole power to vote 6,959,366 of the shares owned, and sole dispositive power for 6,968,513 of the shares owned. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(9)Mr. Arbuckle was elected to our board effective January 5, 2026.
(10)Mr. Supran joined Alnylam on September 15, 2025, and was appointed executive vice president, chief legal officer, and corporate secretary effective that date.
(11)Includes shares of our common stock held in a trust, of which Dr. Ausiello’s spouse is the trustee.
(12)Includes shares of our common stock held in a trust, of which Mr. Pyott is the trustee and over which he has sole voting and investment power.
(13)Includes shares of our common stock held in a trust, of which Dr. Garg and his spouse are co-trustees.
(14)Includes shares of our common stock contributed by Alnylam to our 401(k) plan for the benefit of our NEOs through December 31, 2025: Dr. Greenstreet, 407 shares; Mr. Poulton, 57 shares; and Dr. Garg, 431 shares. Prior to 2020, our matching 401(k) contributions were made in the form of shares of our common stock.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of our records and written representations by the persons required to file these reports, we believe that all such persons complied on a timely basis with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2025, except that during 2025, Ms. Reitan discovered that in August and October of 2024 the managers of a discretionary account in her name had, without her knowledge, purchased 36 shares of our common stock, and that those shares were sold in April 2025. In May 2025, Ms. Reitan filed a Form 4 to report these transactions.

2026 PROXY STATEMENT	29

Executive Officers

All executive officers of the company are appointed annually and serve at the pleasure of our board of directors. Set forth below with respect to each executive officer is information as of March 1, 2026 with respect to his or her (a) name and age, (b) positions and offices at Alnylam, (c) principal occupation and business experience during at least the past five years, and (d) directorships, if any, of other publicly-held companies, held currently or during the past five years. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has previously been employed or otherwise associated is a parent, subsidiary or affiliate of Alnylam.

Dr. Greenstreet has served as our Chief Executive Officer since January 2022 and as a member of our board of directors since October 2021. Dr. Greenstreet previously served as our President and Chief Operating Officer since October 2020 and was our Chief Operating Officer from September 2016 to October 2020. Prior to joining Alnylam, Dr. Greenstreet served as the founder and Managing Director of Highgate LLC, from January 2014 to August 2016. Prior to that time, Dr. Greenstreet served as the Senior Vice President and Head of Medicines Development at Pfizer from December 2010 to November 2013. Prior to joining Pfizer, Dr. Greenstreet worked for 18 years at GlaxoSmithKline plc, a multinational pharmaceutical, biologics, vaccines and consumer healthcare company, where she served in various positions, most recently as Senior Vice President and Chief of Strategy for Research and Development and as a member of the Product Management Board. Dr. Greenstreet currently serves as a director of The American Funds and as a member of the Biotechnology Industry Organization Health Section Governing Board. Dr. Greenstreet previously served on the board of directors of argenx SE and Pacira BioSciences, Inc.

Yvonne L. Greenstreet, M.D. Age: 63

Mr. Poulton has served as our Executive Vice President and Chief Financial Officer since August 2019. Prior to joining Alnylam, Mr. Poulton served as Chief Financial Officer of Indigo Agriculture, a plant microbiome company, from January 2018 to April 2019, where he supported the initial commercial scale-up of the business, including expansion outside the U.S. Between 2003 and December 2017, Mr. Poulton held various roles of increasing responsibility at Shire Plc, most recently as Chief Financial Officer and a member of Shire’s Executive Committee and Board of Directors from January 2015 to December 2017. During his tenure at Shire, Mr. Poulton also led Shire’s rare disease U.S., LATAM, and Asia Pacific commercial operations, as well as Shire’s global rare disease business unit. Prior to Shire, Mr. Poulton led corporate finance and business development initiatives in both the gas and electric utilities industry and the materials manufacturing sector, serving in financial leadership positions at Cinergy Corp and PPG Industries. Mr. Poulton also serves as a member of the board of directors of CervoMed Inc., and previously served on the board of Homology Medicines, Inc. Mr. Poulton served in the United States Navy as a Commissioned Officer.

Jeffrey V. Poulton Age: 58

30

Executive Officers

Dr. Garg has served as our Executive Vice President and Chief Research and Development Officer since June 2025. Dr. Garg previously served as our Chief Medical Officer, Executive Vice President, Development and Medical Affairs from January 2022 to June 2025. Dr. Garg joined Alnylam in 2014 as Senior Vice President, Clinical Development, was appointed Chief Medical Officer in January 2017, and named Executive Vice President in March 2019. Prior to joining Alnylam in 2014, Dr. Garg served as Vice President, Global Clinical Research, Immunoscience at BMS where he was the strategic leader of the Immunoscience franchise, and oversaw the development of multiple clinical assets across the areas of rheumatology, gastroenterology, nephrology, and transplantation. Preceding this, Dr. Garg held various roles at Millennium Pharmaceuticals, Inc., overseeing the clinical development of multiple small molecule and biologic therapeutics for the treatment of inflammatory disorders. Before joining the biopharmaceutical industry, he was on the faculty at Harvard Medical School and the Brigham and Women’s Hospital in Boston. Dr. Garg previously served as a director of SQZ Biotechnologies.

Pushkal Garg, M.D. Age: 58

Mr. Tanguler has served as our Chief Commercial Officer since January 2021. Prior to joining Alnylam, Mr. Tanguler served as Senior Vice President and Head of U.S. at Alexion Pharmaceuticals, Inc., a biopharmaceutical company, from November 2018 to December 2020. Mr. Tanguler has over 25 years of experience in the global biopharmaceutical industry, including as the President of the North America rare disease unit at Pfizer from October 2014 to October 2018. Mr. Tanguler also serves as a director of Lexeo Therapeutics, Inc., a clinical stage genetic medicine company. Mr. Tanguler holds a B.S. in Finance and Economics from Istanbul University and an MBA from Michigan State University.

Tolga Tanguler Age: 53

2026 PROXY STATEMENT	31

Executive Officers

Bryan A. Supran has served as our Executive Vice President, Chief Legal Officer and Secretary since September 2025. Prior to joining Alnylam, Mr. Supran served as Senior Vice President and Deputy General Counsel of Pfizer Inc., a global pharmaceutical company, from 2015 to July 2025. In this role, Mr. Supran counseled executive management and the Board of Directors on strategic initiatives and business development transactions, such as Pfizer’s acquisition of Seagen Inc., its COVID-19 vaccine collaboration with BioNTech SE, and its joint venture with GSK plc to create Haleon plc, where he previously served as a director until February 2025. Before joining Pfizer in 2009, Mr. Supran served as chief securities, corporate governance, and transactional counsel at Wyeth, playing a key role in negotiating and executing its merger with Pfizer. Mr. Supran began his legal career at Ropes & Gray LLP in Boston and New York, where he helped establish the firm’s life sciences practice. Mr. Supran holds a J.D., Order of the Coif, from New York University School of Law and a B.A., magna cum laude, in Politics and East Asian Studies from Princeton University.

Bryan A. Supran Age: 55

Dr. Fitzgerald has served as our Executive Vice President, Chief Scientific Officer and Head of Early Research and Early Development since August 2023. Dr. Fitzgerald joined Alnylam in 2005 as Associate Director of Research and has served in roles of increasing responsibility and leadership since that time, serving most recently as Chief Scientific Officer of Alnylam since May of 2019. Prior to Alnylam, Dr. Fitzgerald worked for seven years at BMS, a global biopharmaceuticals company. Dr. Fitzgerald has 25 years of drug discovery experience, including leadership of our RNAi delivery efforts and the development of our RNAi therapeutic novel class of medicines. He is an inventor on over 50 patents, including patents covering the majority of our marketed products, and has authored over 50 papers. Dr. Fitzgerald also serves as a director of Ovid Therapeutics Inc.

Kevin J. Fitzgerald, Ph.D. Age: 58

32

Executive Compensation

Compensation Discussion and Analysis
Our PC&C committee is responsible for overseeing the compensation of our executive leadership team, which includes our NEOs and certain of our other senior leaders. The PC&C committee reviews and approves the compensation of our executive officers, other than our CEO, and reviews and recommends the compensation of our CEO to our board for approval. This Compensation Discussion and Analysis, or CD&A, describes our executive compensation philosophy, the design of our executive compensation program, and the compensation decisions made by the PC&C committee and the board (as applicable) for each of our NEOs.
Our NEOs for 2025 consist of our Chief Executive Officer, our Executive Vice President, Chief Financial Officer, and our three other most highly compensated executive officers based on fiscal 2025 compensation.

YVONNE L. GREENSTREET, M.D. Chief Executive Officer	JEFFREY V. POULTON Executive Vice President, Chief Financial Officer	BRYAN A. SUPRAN Executive Vice President, Chief Legal Officer and Secretary

PUSHKAL GARG, M.D. Executive Vice President, Chief Research and Development Officer	TOLGA TANGULER Executive Vice President, Chief Commercial Officer
Executive Summary – Why You Should Vote FOR The 2026 Say-On-Pay Proposal
OUR EXECUTIVE COMPENSATION PHILOSOPHY DRIVES COMPENSATION STRUCTURE DESIGN
The key principles of our Executive Compensation Philosophy are:
▪Align executive interests with the drivers of growth and stockholder returns
▪Incentivize the execution of company strategy and primary business goals
▪Attract and retain talented executives with diverse expertise, skills, and background with market competitive pay
▪Drive growth of sustainable long-term stockholder value
Consequently, our program is designed to ensure that the substantial majority of NEO compensation is performance-based and at-risk.
OUR CEO COMPENSATION STRUCTURE REFLECTS OUR PAY-FOR-PERFORMANCE CULTURE
The compensation structure for 2025 for Dr. Greenstreet, our CEO, reinforces our commitment to performance-based incentives, as follows:
▪93% of Total Direct Compensation was variable and at-risk
▪75% of annual equity awards were tied to the achievement of specific long-term goals and/or the creation of stockholder value
▪100% of annual incentives were performance-based and contingent on corporate performance against preset goals
OUR COMPENSATION STRUCTURE CONTINUES TO EVOLVE IN LINE WITH STOCKHOLDER FEEDBACK
Our PC&C committee values input from stockholders, and stockholder feedback is an integral part of committee and board discussions and decisions.
▪In 2025 we engaged with stockholders who collectively own a meaningful percentage of our outstanding shares
▪Stockholders we spoke with affirmed strong support for our executive compensation philosophy and structure and appreciated the emphasis on performance-based equity
For more information, please see “Board Response to Stockholder Feedback” section in this CD&A.

2026 PROXY STATEMENT	33

Executive Compensation
OUR COMPENSATION ALIGNS WITH LONG-TERM STOCKHOLDER INTERESTS
Our PC&C committee has adopted incentive designs and governance policies that align the interests of our NEOs with those of our long-term stockholders. These include:
▪Strong emphasis on performance-based equity awards
▪Annual incentive bonus payout of 200% based on company performance measured against pre-established goals, with 84% of our CEO’s total direct compensation and an average of 87% of our other NEOs’ total direct compensation delivered in long-term equity awards.
▪No guaranteed annual bonuses or salary increases
▪Robust compensation risk-mitigation policies including clawback, prohibition on pledging and hedging of company stock and stock ownership guidelines
Board Response to Stockholder Feedback
We value stockholder feedback concerning our executive compensation program and have routinely received strong stockholder support for our say-on-pay proposals. At our 2025 annual meeting, our say-on-pay proposal received support from 94% of the votes cast by our stockholders on the matter. We currently intend to hold an advisory vote on the compensation of our NEOs every year until the next required advisory vote on the frequency of holding the advisory vote on NEO compensation. Annually, we reach out to stockholders collectively owning a meaningful percentage of our outstanding common stock. Based on the feedback received, our PC&C committee believes that our stockholders generally endorse our executive compensation philosophy and program design.

94% of our stockholders voted in support of our say-on-pay proposal in 2025

The board and PC&C committee remain committed to stockholder engagement. Feedback received during the engagement serves as a key input to board and PC&C committee discussions and decisions.

2025 — A Transformational Year
2025 was a transformational year for Alnylam. We secured regulatory approvals in the U.S. and throughout the globe for AMVUTTRA for the treatment of ATTR-CM, which is rapidly becoming our flagship commercial franchise. Resulting in large part from the AMVUTTRA launch in ATTR-CM, our 2025 global annual net product revenues increased by 81% over the prior year to nearly $3 billion, and we achieved profitability for the first time in our history. Our pipeline has also continued to expand and be highly productive — we ended 2025 with more than 25 programs in active clinical development, including three Phase 3 clinical trials initiated during 2025. Our stock price reflected this continued growth and success: our one-year total stockholder return during 2025 was approximately 69%, and our three-year return was approximately 67%.
2025 also marked the successful achievement of our five-year Alnylam P5x25 strategy, which focused on our transition to a top-tier biotechnology company. We ended 2025 meeting or exceeding each of the ambitious goals that we had announced in 2021 relative to our patients, products, pipeline, performance and people. We recently unveiled our next set of aspirational five-year goals, Alnylam 2030, which is focused on scaling the company’s operations through achieving leadership in ATTR amyloidosis, driving long-term growth through sustainable innovation, and delivering exceptional financial results with discipline and agility.
As the PC&C committee and board reflected on these successes and growth ambitions, they were mindful of the increasing scope and complexity of the roles and responsibilities of our executive officers and the need to make adjustments to our compensation framework as necessary to ensure leadership continuity and focus during this critical inflection period for the company. With this in mind, in making compensation decisions during 2025 and into early 2026, the PC&C committee and board sought to ensure, with the support of the independent compensation consultant, that the compensation of our executive officers fully reflects the complexity and impact of their respective evolving roles and responsibilities.
2025 Special RSU Awards
In November 2024, the U.S. Food and Drug Administration accepted for review our supplemental New Drug Application, or sNDA, for vutrisiran (the generic name for AMVUTTRA) for the treatment of ATTR-CM and set an action date goal of March 23, 2025 under the Prescription Drug User Fee Act, or PDUFA. As part of its review of our executive officer compensation in February 2025, the PC&C committee

34

Executive Compensation
considered the significance of the March PDUFA date and the importance of certain of our executive officers to securing the timely approval of the sNDA, to the success of the subsequent launch of AMVUTTRA in ATTR-CM, and to leading the disciplined but rapid scaling of our organization needed to enable our next phase of growth as a company. The PC&C committee also benchmarked the value of the annual long-term incentive awards to be granted to our executive officers against median values for our compensation peer group, and concluded that certain of our executive officers were receiving grants that were below this median value.
Based on these considerations and to further encourage retention and focused execution by these executives during a critical period ahead for the company, the PC&C committee, concurrent with our annual long-term incentive grants to our NEOs and other executives, determined to make special RSU grants to each of Messrs. Poulton and Tanguler and Dr. Garg, each with a grant date value of $2.5 million, with the shares subject to the RSU awards vesting in substantially equal installments on the first, second and third anniversaries of the grant date, provided that the applicable executive officer continues to be employed with us through the applicable vesting date. The PC&C committee believed that special grants of RSUs with three-year vesting would be an effective way to incentivize and retain these three key executive officers during a crucial execution period for our company and that a grant date value of $2.5 million was an appropriate amount in light of the amounts of these executive officers’ annual compensation.
R&D Organizational Changes
In June 2025, we consolidated our research, development and medical functions into a single, end-to-end organization under the leadership of Dr. Garg, who had previously led our development and medical efforts but not our research programs. We determined that this consolidation was necessary at this stage in our lifecycle to fully align our research and development strategy and continue to deliver on our pipeline as these functions continue to grow in size and complexity. Due to this organizational change and the resulting increase in responsibility for Dr. Garg, Dr. Garg was appointed as our Chief Research and Development Officer, and the PC&C committee approved compensation adjustments to reflect the new structure and his expanded position scope, including increases to Dr. Garg’s base salary and target bonus opportunity, as discussed in more detail below.
2026 Special CEO PSU Award
Effective March 2, 2026, our board, following the recommendation of the PC&C committee and concurrent with our annual long-term incentive grants to our NEOs and other executive officers, granted a special, fully performance-based equity award to Dr. Greenstreet that is not scheduled to vest, if at all, until December 2029. Under Dr. Greenstreet’s leadership as CEO, we have:
▪produced a stockholder return of nearly 100%, measured from the effective date of her appointment as CEO through the grant date of the special equity award;
▪launched AMVUTTRA in multiple indications, including the landmark approval for ATTR-CM in 2025;
▪developed a high yielding pipeline with over 25 programs in active clinical development, including three recently initiated Phase 3 clinical trials; and
▪met or exceeded all of our Alnylam P5x25 goals for the five-year period ending in 2025, including achieving profitability.
In granting the special equity award, the board and PC&C committee recognized these accomplishments and the vital importance of Dr. Greenstreet to our continued success, including her leadership as we endeavor to achieve our ambitious Alnylam 2030 aspirations. The board viewed the special equity award as a prudent tool to retain and incentivize Dr. Greenstreet over the next several years and ensure sustained leadership and stability as we embark on our next phase of growth.
After thoughtfully considering different design alternatives, the PC&C committee and board determined to grant a special PSU award to Dr. Greenstreet that is fully performance-based and tied to long-term stock price appreciation. Specifically, the PSU award will be earned (if at all) over 46 months and will provide value only in the event there is significant and sustained appreciation in our stock price through the last six months of 2029. The special equity award provides for a target number of 55,373 performance share units, which have a grant date fair value of $18.8 million. The PC&C committee and board believed this was an appropriate value for the special PSU award in light of the value of Dr. Greenstreet’s most recent annual equity awards and that this amount would provide Dr. Greenstreet with an additional incentive to continue to lead the company as we endeavor to achieve our Alnylam 2030 goals.
Between 50% and 200% of the target number of shares subject to the special PSU award may vest if the highest average closing price of our common stock over a 30-consecutive trading day period in the six months prior to December 31, 2029 meets or exceeds certain thresholds. Specifically, 50% of the target shares will vest if our average stock price equals or exceeds $500 per share, 100% of the target shares will vest if our average stock price meets or exceeds $600 per share, 150% of the target shares will vest if our average stock price meets or exceeds $700 per share, and 200% of the shares will vest if our average stock price meets or exceeds $800 per share. These thresholds reflected increases of approximately 54%, 85%, 115% and 146%, respectively, over the closing price of our common stock on the Nasdaq Global Select Market on the grant date. If our average stock price does not reach $500 per share (the baseline threshold price) during the relevant period, the special equity award will be forfeited in full.

2026 PROXY STATEMENT	35

Executive Compensation
The full terms of the special PSU award were described in our Current Report on Form 8-K filed with the SEC on March 4, 2026, and the value of the award will be included in the compensation tables in our 2027 proxy statement, as required by SEC rules.
Executive Compensation Governance Practices
In addition to our pay-for-performance compensation structure, we have strong compensation governance practices. These practices are rooted in our executive compensation philosophy and are described below.
ALNYLAM’S POLICIES AND PRACTICES

Pay Outcomes Contingent on Performance	Our executive compensation program reinforces our performance driven culture. A significant percentage of NEO compensation is at-risk and may be realized only if performance goals are met.

No Single-Trigger Equity Acceleration	Change-in-control, or CIC, provisions under our equity awards do not provide for automatic acceleration upon the occurrence of a CIC.

Long-Term Alignment with Stockholders
Half of annual equity awards issued to NEOs generally are performance-based and vest contingent upon the achievement of pre-specified clinical development events, regulatory events and/or financial metrics.

Cash and Equity Incentive Clawback	Our clawback policy applies to both cash and equity incentives and covers all executive officers.

No Guaranteed Annual Bonus or Salary Increases	No executive officers are provided with guaranteed annual salary increases or annual or multi-year bonuses.

No Hedging and Pledging Permitted	Our insider trading policy expressly prohibits hedging transactions and margin accounts, short sales, and the pledge of company securities.

Good Standing Requirement	We require our executive officers to be in good standing to receive awards under our annual incentive program.

Stock Ownership Guidelines Enhance Alignment of Interests	Our stock ownership guidelines strengthen the alignment of the interests of our executive officers with those of our long-term stockholders.

Limited Perquisites Align with Pay-for-Performance Focus	Consistent with our pay-for-performance philosophy, we provide limited perquisites. We do not provide perquisites such as automobile leases, use of a driver or personal use of aircraft.

No excise tax and generally no other tax gross-ups	We do not provide excise tax gross-ups in our executive agreements, and we generally do not provide other tax gross-ups.

36

Executive Compensation
Select Business Highlights for 2025

COMMERCIAL ACHIEVEMENTS

    Recognized global net product revenues for AMVUTTRA (vutrisiran) and ONPATTRO (patisiran) for the full year 2025 of $2,314 million and $173 million, respectively
    Recognized global net product revenues for GIVLAARI (givosiran) for the full year 2025 of $308 million
    Recognized global net product revenues for OXLUMO (lumasiran) for the full year 2025 of $191 million

CLINICAL & REGULATORY ACHIEVEMENTS

Received U.S. FDA approval of the supplemental New Drug Application for AMVUTTRA for the treatment of the cardiomyopathy of wild-type or hereditary transthyretin-mediated amyloidosis, or ATTR-CM, in adults to reduce cardiovascular mortality, cardiovascular hospitalizations and urgent heart failure visits
    Obtained Approvals for AMVUTTRA for the Treatment of ATTR-CM in the European Union, Brazil, the United Kingdom and Japan
   Our partner, Sanofi, received U.S. FDA approval for Qfitlia (fitusiran) for routine prophylaxis to prevent or reduce the frequency of bleeding episodes in adult and pediatric patients 12 years of age and older with hemophilia A or B, with or without factor VIII or IX inhibitors
  Advanced robust pipeline with more than 25 active clinical-stage programs
Initiated TRITON-CM phase 3 trial of nucresiran in patients with wild-type or hereditary ATTR-CM
Initiated TRITON-PN phase 3 trial of nucresiran in patients with hATTR-PN
Reported results from the Phase 2 KARDIA-3 trial and initiated the ZENITH Phase 3 cardiovascular outcomes trial of zilebesiran, an investigational RNAi therapeutic, in patients with hypertension

FINANCIAL RESULTS	STOCKHOLDER RETURN

    Ended 2025 with $2.91 billion in cash, cash equivalents and marketable securities
    Grew global net product revenues by 81% during the twelve months ended December 31, 2025 compared to the same period in 2024
Our three-year total stockholder return (TSR) for fiscal years 2023-2025 was 67% and our five-year TSR for fiscal years 2021-2025 was 206%. Our one-year TSR for 2025 was 69%

NOTABLE RECOGNITIONS

    Recognized as one of the Boston Globe’s Top Places to Work
    Recognized by Newsweek as one of America’s Most Responsible Companies
    Recognized by the USA Today as a Top Workplace
    Recognized by Science Magazine as a Top Employer for the seventh consecutive year

Components of our Executive Compensation Program
The guiding principle of our executive compensation program is to provide a structure that allows us to attract and retain highly qualified executives and to motivate such executives to achieve clinical, business and financial goals that create long-term stockholder value in a manner consistent with our core business objectives. Our executive compensation program consists of three components: base salary, short-term incentives in the form of an annual cash bonus, and long-term incentives in the form of equity awards.

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Executive Compensation
Each Compensation Element Serves a Unique Purpose

PAY ELEMENT	AT-RISK	DESCRIPTION	RATIONALE

Base Salary		▪Fixed cash compensation reflective of individual performance, skills, experience and internal equity, after review of peer group data	▪Attracts and rewards executives via market competitive pay and industry norms and reflects individual performance and experience

Short-Term Cash Incentives		▪Annual performance against pre-established goals ▪Payouts earned only if corporate performance exceeds 50% of targets ▪Awards capped at 200% of preset targets
▪Drives company-wide performance
▪Rewards achievement against pre-established goals
▪Motivates executives to achieve performance objectives that are key to our annual operating and strategic plans
▪Aligns executive and stockholder interests

Long-Term Equity Incentives
▪ Award value generally split 50% performance stock units, or PSUs, 25% restricted stock units, or RSUs, and 25% stock options
▪ PSUs only vest upon successful achievement of pre-established goals over a three-year performance period
▪ RSUs vest based on continued service
▪Stock options vest based on continued service and only have value if and to the extent that our stock price appreciates after grant and the award becomes vested and is exercised

▪ Motivates executives to deliver sustained long-term growth by achieving multi-year strategic objectives
▪ Focuses on significant use of performance-based vesting for equity awards to align executive and stockholder interests through long-term value creation
▪Enhances retention of executives with a mix of performance- and service-based vesting

The PC&C committee is committed to ensuring that a substantial portion of NEO compensation is “at-risk” and variable. For 2025, 93% of our CEO’s total direct compensation and, on average, 92% of our other NEOs’ total direct compensation, is variable and directly affected by both our company’s and each NEO’s performance. In addition, for both our CEO and our other NEOs, 50% of annual long-term incentive compensation generally consists of performance-based equity awards granted in the form of PSUs.
CEO 2025 COMPENSATION MIX

7% Base Salary
9% Short-Term Cash Incentive
42% Performance-Based Stock Units
21% Restricted Share Unit Awards
21% Time-Based Stock Options
ALL OTHER NEO AVERAGE 2025 COMPENSATION MIX

8% Base Salary
5% Short-Term Cash Incentive
19% Performance-Based Stock Units
58% Restricted Share Unit Awards
10% Time-Based Stock Options
Base Salary
Our PC&C committee reviews and approves base salary and base salary adjustments for our NEOs, other than our CEO, after review of peer group data conducted by its compensation consultant, the NEO’s individual performance and the recommendation of our CEO. The PC&C committee reviews and recommends to the board, for its consideration and approval, base salary adjustments for our CEO after review of peer group data conducted by its compensation consultant and consideration of an individual performance assessment. For more information regarding the process the PC&C committee uses to determine NEO base salaries, see the section below entitled “Committee Process for Setting Total Compensation.”

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Executive Compensation
During the first quarter of 2025, the PC&C committee approved base salary adjustments for each of our NEOs other than our CEO (and other than Mr. Supran, who was not then employed), and the PC&C committee recommended, and our board approved, a base salary adjustment for our CEO. These adjustments, which are reflected in the table below, were effective as of March 1, 2025, and were based upon each NEO’s individual performance and a review by the PC&C committee and, in the case of our CEO, our board, of the base salaries payable to comparable executive officers by companies in our peer group. In connection with Mr. Supran joining the company in September 2025, the PC&C committee approved a starting base salary for Mr. Supran after review of peer group data and the recommendation of our CEO.
The table below sets forth the 2025 and 2024 base salaries, in dollars, and the adjustment to base salaries, as a percentage, for each of our NEOs:
BASE SALARY ADJUSTMENTS

NAME	2025 BASE SALARY ($)	2024 BASE SALARY ($)	INCREASE (%)
Yvonne L. Greenstreet, M.D.	1,425,000	1,305,000	9.2	(1)
Jeffrey V. Poulton	731,000	693,000	5.5
Bryan A. Supran	660,000	—	N/A	(2)
Pushkal Garg, M.D.	825,000	686,000	20.3	(3)
Tolga Tanguler	712,000	631,000	12.8	(1)
(1)Increases reflect market adjustments necessary to increase market competitiveness of salaries.
(2)Mr. Supran joined the company on September 15, 2025.
(3)Dr. Garg’s base salary effective March 1, 2025 was $724,000, with the increase from $686,000 reflecting a market adjustment necessary to increase market competitiveness. During the second quarter of 2025, the PC&C committee approved a base salary increase for Dr. Garg from $724,000 to $825,000, effective June 12, 2025, to reflect his appointment as our Executive Vice President, Chief Research and Development Officer, as discussed further under the heading “R&D Organizational Changes.”
R&D Organizational Changes
In June 2025, we consolidated our research, development and medical functions into a single organization. We determined that this consolidation was necessary and appropriate at this stage in our lifecycle to align our research and development strategy and approach and to continue to deliver on our pipeline. In connection with that change, we appointed Dr. Garg as our Chief Research and Development Officer and increased his responsibilities to include oversight of our entire Research & Development organization. Due to this organizational change and the increased responsibility for Dr. Garg, the PC&C committee reviewed and approved compensation actions that reflected the new structure and position scope, including an adjustment to Dr. Garg’s base salary to $825,000, effective June 12, 2025.
Short-Term Incentives – 2025 Annual Incentive Program
Annual cash incentives are paid to our NEOs through our Annual Incentive Program, or AIP. Our AIP design is intended to align our NEOs’ interests directly with our corporate goals. Our NEOs are not eligible to receive a modifier on their AIP awards based on individual performance; instead our NEOs’ individual goals are generally the same as the corporate goals used for purposes of determining the awards payable under the AIP, and the amount of the awards that our NEOs receive is determined based on each NEO’s target award amount and the overall corporate performance multiplier.
In the first quarter of 2025, management proposed, and the PC&C committee and board reviewed and approved, corporate goals in the following categories: Advance our Culture, Early Pipeline and Development Programs, and Marketed Products and Financial Performance. These categories, and the underlying metrics used to measure the company’s progress within these categories, represent a broad array of short-term goals that we believed were critical in the aggregate to delivering long-term value to stockholders. The approved goals, which are described in more detail below, represent milestones that the PC&C committee and board believe are essential to building an infrastructure of talent, systems and capabilities that is necessary for the company to continue to grow and scale. In determining awards for our NEOs under the AIP, our PC&C committee and board considered our achievements against these goals.
Based on its assessment of our performance after the close of the 2025 fiscal year, and as further set forth below, our PC&C committee and board determined that we met or exceeded the maximum performance level for all of our Advance our Culture goals, all of our Early Pipeline and Development Programs goals, and all of our Marketed Products and Financial Performance goals. Based on this determination, the PC&C committee recommended, and the board approved, a corporate performance modifier of 200%.

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Executive Compensation
Annual Metrics and Goal Assessment
The 2025 corporate goals approved by our board, the weighting range assigned to each goal (from target to maximum performance level) and our actual achievement, as approved by our PC&C committee and our board in determining our NEOs’ compensation, were as follows:
ANNUAL INCENTIVE PAYOUT MATRIX

CORPORATE GOAL	WEIGHTING RANGE & ACTUAL ACHIEVEMENT

 Advance our Culture
Advance our culture based on our core values while effectively scaling and integrating the enterprise
▪Execute on enterprise-wide initiatives that establish or enhance infrastructure necessary for scaling, including S2P, A-CAP, HR Transformation and Development 2.0
▪Exceed benchmark engagement score with specific improvements in clarity in vision focus area
		ACTUAL: 40% ▼

	20%	40%

Early  Pipeline and Development Programs
Progress our early pipeline and platform efforts on the leading edge of RNAi technology and advance our development programs to deliver transformative medicines to patients
▪Gain approval and launch for AMVUTTRA-CM label expansion
▪Continue to define the leading edge of RNAi therapeutics with expansion in registrational programs and company-led INDs
▪Progress enzymatic ligation from process development to GMP manufacturing
		ACTUAL: 80% ▼

	40%	80%

Marketed Products and Financial Performance Execute on key commercial objectives, including: ▪Achieve net product revenue targets ▪Achieve key financial targets in 2025 Investment Plan		ACTUAL: 80% ▼

	40%	80%

Approved 2025 Corporate Performance Modifier for NEOs		ACTUAL: 200% ▼

	100%	200%

For our Advance our Culture goals, the table below lists the threshold, target and maximum performance levels for each of the metrics in this category, together with our actual performance against each metric. As reflected in the matrix above, the PC&C committee and board determined that we met or exceeded the maximum performance level for each metric in this category.

GOAL	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
Complete Implementation of Enterprise Infrastructure Systems	2 Systems	3 Systems	4 Systems	4 Systems with measurable efficiencies gained
Culture Survey Engagement Score vs. Benchmark	Engagement Score 2% above benchmark	Engagement Score 2% above benchmark and 2% increase in Clarity in Vision	Engagement Score 4% above benchmark and 2% increase in Clarity in Vision	Engagement Score 6% above benchmark and 2% improvement in Clarity in Vision

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Executive Compensation
For our Early Pipeline and Development Programs goals, the table below lists the threshold, target and maximum performance levels for each of the metrics in this category, together with our actual performance against each metric. As reflected in the matrix above, the PC&C committee and board determined that we met or exceeded the maximum performance level for each metric in this category.

GOAL	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
Number of Alnylam-led INDs/CTAs Filed	2 IND/CTAs	3 IND/CTAs	4 IND/CTAs	4 IND/CTAs
Enzymatic Ligation	Zilebesiran process successfully developed	Nucresiran GMP batch manufactured	Nucresiran GMP batch complies with Quality Control requirements	Nucresiran GMP batch complies with all Quality Control requirements
AMVUTTRA ATTR-CM Regulatory Approvals and Launches	U.S.	U.S. + 1 Major Territory	U.S. + Japan + EU/UK Territory in 1H25	U.S. + Japan + EU/UK Territory within 1H25
Number of Registrational Trials Initiated	1	2	3	3
For our Marketed Products and Financial Performance goal, the table below lists the threshold, target and maximum performance levels for each of the metrics in this category, together with our actual performance against each metric. As reflected in the matrix above, the PC&C committee and board determined that we met or exceeded the maximum performance level for each metric in this category.

GOAL	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
Net Product Revenue	$2,098M	$2,257M	$2,500M	$2,987M
Non-GAAP Combined R&D and SG&A Expense*	N/A	$2,137M	N/A	$2,182M**
Non-GAAP Operating Income*	$80M	$380M	$550M	$850M
Share Price Performance Against Executive Compensation Peer Group	25th Percentile	50th Percentile	75th Percentile	Highest Share Price Performance Among Peers
*    Non-GAAP Combined R&D and SG&A Expense and Non-GAAP Operating Income are non-GAAP financial measures that in 2025 excluded the impact of stock-based compensation expense from the corresponding GAAP numbers.
**     Actual performance for purposes of the Non-GAAP Operating Income goal was determined excluding the impact of the aggregate 2025 AIP payouts.

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Executive Compensation
Calculation of Annual Cash Incentives
Annual cash incentives for our NEOs were calculated as shown below.

Sum of maximum awards for all eligible plan participants	X	Corporate Performance Modifier of 0% to 200%*

2025 Bonus Pool**

Base Salary	X	Target Annual Incentive Opportunity %	X	Performance Against Pre-Established Annual Corporate Goals	=	Preliminary Incentive Award Amount Guidelines Decision Making Final Incentive Award Amount

Determined by reviewing: ▪Internal and market-based peer group benchmarks ▪Individual Performance		Established Using: ▪Market-based peer group benchmarks ▪Internal calibration
▪Advance Our Culture Based on Our Values, and Further Integrate People, Capabilities and Processes
▪Progress Our Early Pipeline and Platform Efforts on the Leading Edge of RNAi technology and Advance Our Development Programs to Deliver Transformative Medicines to Patients
▪Execute on Key Commercial Objectives

*    If the corporate performance level had been below 50%, the corporate performance modifier would have been 0%, and no awards would have been granted under the AIP.
**    Our board and/or PC&C committee have the discretion to adjust the AIP payouts as each deems appropriate.
In February 2025, our PC&C committee approved target awards for our CEO and our other NEOs (other than Mr. Supran, who was not then employed) under the 2025 AIP. After such review and based on market data, the PC&C committee recommended, and the board approved, a 5% increase in our CEO’s target bonus opportunity to bring her bonus opportunity more in line with the target bonus amounts within our peer group. The PC&C committee did not make adjustments to the target bonus opportunities of our other NEOs at this time. Later in 2025, the PC&C committee, with the assistance of its compensation consultant, reviewed market data for the target bonus award for our Chief Financial Officer. Based on this review, the PC&C committee approved an increase in Mr. Poulton's target bonus opportunity from 55% to 65% of base salary, reflecting the committee’s determination that an adjustment was appropriate to better align Mr. Poulton's target bonus opportunity with market practice for chief financial officers at companies in our peer group.
As discussed above under the heading R&D Organizational Changes, in June 2025, we consolidated our research, development and medical functions into a single organization under Dr. Garg’s leadership and appointed Dr. Garg as our Chief Research and Development Officer. As a result of the increased responsibilities and position scope that Dr. Garg assumed, the PC&C committee approved a 10% increase in Dr. Garg’s target bonus opportunity.
In connection with Mr. Supran joining the company in September 2025, the PC&C committee approved a target bonus opportunity of 55% of base salary for Mr. Supran after review of peer group data and the recommendation of our CEO based on the target bonus opportunities of our other executive officers.

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Executive Compensation
Each potential AIP award ranged from 0% to 200% of the NEO’s target award, and thus 200% of each NEO’s target award was the maximum AIP award achievable in the event we met or exceeded the maximum performance level for all of our corporate goals.
The table below shows (1) the target AIP award opportunity as a percentage of each NEO’s annual base salary, (2) the AIP award opportunity assuming all corporate goals were met at target performance level; (3) the maximum AIP award opportunity assuming we met or exceed the maximum performance level for all of our corporate goals; (4) the actual 2025 AIP awards for each NEO, which were paid in March 2026; and (5) the actual AIP award paid as a percentage of the respective NEO’s target AIP award opportunity.
2025 Annual Incentive Plan Awards

NAME	2025 TARGET AWARD (% OF BASE SALARY)	2025 TARGET AWARD OPPORTUNITY ($)	2025 MAXIMUM AWARD ($)(1)	2025 ACTUAL AIP PAYOUT ($)	2025 ACTUAL AIP PAYOUT (% OF TARGET AWARD OPPORTUNITY)
Yvonne L. Greenstreet, M.D.	125	1,781,250	3,562,500	3,562,500	200
Jeffrey V. Poulton	65	475,150	950,300	950,300	200
Bryan A. Supran(2)	55	107,412	214,820	214,820	200
Pushkal Garg, M.D.	65	536,250	1,072,500	1,072,500	200
Tolga Tanguler	55	391,600	783,200	783,200	200
(1)The maximum award under the AIP is 200% of the respective NEO’s target award opportunity.
(2)Mr. Supran joined the company on September 15, 2025 and received a prorated AIP award for 2025.
Long-Term Incentives – 2025 Equity Awards
The market for qualified and talented executives in the biopharmaceutical industry is highly competitive, and we compete for talent with many companies that have greater resources than we do. Accordingly, we believe long-term incentive compensation is a crucial component of our executive compensation package. The value of equity awards granted to our NEOs varies based on their role and annual performance assessments. For more information about how we set the compensation of our NEOs, please see the section below entitled “Committee Process for Setting Total Compensation.”
Our long-term incentive compensation program is designed to:
▪reward demonstrated leadership and performance;
▪align our executive officers’ interests with those of our stockholders through long-term value creation;
▪reinforce our pay-for-performance philosophy;
▪retain our executive officers through the vesting period of the awards;
▪maintain competitive levels of executive compensation; and
▪motivate our executive officers for outstanding future performance.
During 2025, the PC&C committee, with the assistance of its compensation consultant, conducted a thorough review of our long-term incentive award program. The PC&C committee conducted this review as part of its commitment to reviewing and evolving our total rewards practices to ensure that our plans and programs continue to support our pay-for-performance philosophy, align with market best practices and attract and retain key talent. Prior to the 2025 equity awards, performance goals for a PSU award were binary, meaning payouts were either 0% or 100%, and performance goals were focused primarily on clinical development and/or regulatory milestones, which were required to occur within five or ten years following the grant date (or upon an earlier date specified in the award, as applicable).
Following its review, the PC&C committee determined that it would be appropriate to further evolve our long-term incentive program by modifying the design of our PSUs to extend the performance period to three-years, add a second financial metric as a performance goal, and provide for a potential payout range from 0 to 200%. In making these PSU design changes, the PC&C committee considered, among other factors, market practice for similarly-situated companies, in particular companies in our executive compensation peer group, and noted that a large majority of similarly situated companies utilize a three-year performance period for PSUs. The PC&C committee also believed it was appropriate to include an equal number of financial and research and development performance goals to better reflect the current state of our company and to ensure the alignment of our executive officers’ interests with those of our stockholders.

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Executive Compensation
For our 2025 annual long-term incentive award, the PC&C committee approved the following equity award mix for our executive officers: 50% in the form of PSUs, 25% in the form of RSUs, and 25% in the form of stock options.
Annual Equity Awards
Stock options vest as to 25% of the shares subject to the award on the first anniversary of the grant date and as to an additional 6.25% of the shares subject to the award at the end of each successive three-month period thereafter until the fourth anniversary of the grant date. RSUs vest in substantially equal installments on the first, second and third anniversaries of the grant date. PSUs vest, if at all, upon the achievement of specific clinical development, regulatory and financial performance goals over a three-year performance period. The determination as to whether a PSU vests, including the applicable level of performance, must be approved by our PC&C committee following completion of the applicable performance period. Vesting of equity awards typically ceases upon the award recipient’s termination of employment with the company. Prior to the vesting of a PSU or RSU award, the recipient does not have any rights as a stockholder with respect to the shares subject to such PSU or RSU award, including voting rights and the right to receive dividends or dividend equivalents. We do not currently pay dividends or dividend equivalents on our equity awards.
In connection with the annual review of each NEO’s individual performance and consistent with our compensation philosophy, in February 2025, the PC&C committee approved the following annual equity incentive awards for our then-employed NEOs:
2025 Annual Equity Incentive Awards

NAME	PSU AWARD VALUE	RSU AWARD VALUE		OPTION AWARD VALUE	TOTAL AWARD VALUE
Yvonne L. Greenstreet, M.D.	8,750,000	4,375,000		4,375,000	17,500,000
Jeffrey V. Poulton	2,362,500	3,681,250	(1)	1,181,250	7,225,000
Bryan A. Supran	—	—		—	—
Pushkal Garg, M.D.	1,885,000	3,442,500	(1)	942,500	6,270,000
Tolga Tanguler	1,885,000	3,442,500	(1)	942,500	6,270,000
(1)Includes the $2.5 million in award value discussed below under the heading “2025 Special RSU Awards.”
(2)Mr. Supran joined the company on September 15, 2025 and accordingly did not receive an annual equity award in 2025.
In connection with Mr. Supran joining the company in September 2025, the PC&C committee approved a sign-on equity award for Mr. Supran consisting of RSUs with a grant date value of $6.0 million. The sign-on award is time-based, with the shares subject to the RSU award vesting in substantially equal installments on the first, second and third anniversaries of the grant date, provided that Mr. Supran continues to be employed with us through each vesting date. Any unvested portion of the award will be forfeited upon Mr. Supran’s departure from the company. In determining the size of the award, the PC&C committee reviewed peer group data and considered the recommendation of our CEO and our standard practices for sign-on equity awards. In addition, a meaningful portion of the award was intended to replace equity and other benefits forfeited by Mr. Supran upon his departure from his prior employer. The PC&C committee followed our standard practice of granting sign-on equity awards in the form of RSUs with three-year vesting, which the committee believes appropriately aligns Mr. Supran’s interests with those of our long-term stockholders.

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Executive Compensation
PSU Awards
Similar to prior years, the PC&C committee reviewed and selected performance goals for the 2025 PSU award that are consistent with our long-range plan and that represent multi-year strategic objectives that are related to important clinical development, regulatory and/or financial milestones. The PC&C committee believed that these performance goals were appropriate for the fiscal 2025 annual equity award because they balance our need to execute on key strategic priorities, including expansion into other tissues and disease areas, with our need to deliver strong financial performance, including achieving significant revenue growth and operating margin. Under the revised program design approved by the PC&C committee, the PSU award will vest, if at all, based on actual performance measured against the goals set forth below and the prescribed payout range under the award, subject to the PC&C committee’s determination that the applicable metric has been achieved and the associated level of such achievement. The PC&C committee will review the company’s performance against the applicable metric and determine whether such metrics have been achieved, including the level of achievement, no later than 90-days following the conclusion of the three-year performance period.
The table below lists the performance goals for our 2025 PSU awards, the performance goals achieved in 2025 and 2026 with respect to previously granted PSU awards, and the performance goal that remains outstanding with respect to the PSU awards that were granted on February 27, 2023. All other PSU awards have fully vested and are no longer outstanding. The specific performance metrics for our 2025 PSU awards are not disclosed as these metrics are competitively sensitive.

DATE OF GRANT	PERFORMANCE GOAL (WEIGHTING %)	ACHIEVED//NOT YET ACHIEVED
March 3, 2025	▪Second Generation Manufacturing Process (25%)	Not Yet Achieved (achievement to be determined in 2028)
▪Initiation of Registrational Trials (25%)
▪FY27 Net Product Revenues (25%)
▪FY27 Non-GAAP Operating Margin (25%)
March 1, 2024	▪Initiation of Phase 3 Clinical Study in a Prevalent Indication (e.g., Hypertension, Alzheimer’s, Diabetes) (30%)	September 2025
	▪Start of Phase 3 Clinical Study in ALN-TTRsc04 in ATTR Cardiomyopathy (30%)	August 2025
	▪Achievement of First $2.5 Billion in Annual Net Product Revenues Determined in Accordance with GAAP (40%)	January 2026
February 27, 2023	▪FDA Acceptance of an NDA for a Therapeutic to Treat ATTR Amyloidosis with Cardiomyopathy, After Receipt of Positive Result on Clinical Outcomes Endpoint from Phase 3 Clinical Study (30%)	November 2024
	▪Achievement of Human Proof of Concept for Investigational RNAi Therapeutic Directed to an Extrahepatic, non-CNS Target (30%)	Not Yet Achieved
	▪Achievement of Non-GAAP Operating Income in Fiscal 2025 (40%)	February 2026
Equity Grant Practices
Our PC&C committee generally approves the target value of annual equity awards for our executive officers, including each of our NEOs (except for the CEO whose annual equity awards are approved by our board), at a pre-scheduled meeting in the first quarter of the fiscal year. In certain circumstances, including the hiring or promotion of an individual, or where the PC&C committee determines it is in the best interests of the company, the PC&C committee may approve the grant of equity awards at other times.
During fiscal 2025, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awarded, and no NEO was granted an equity award during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or an annual report on Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information.

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Executive Compensation
Benefits and Other Compensation
Other compensation to our executive officers consists primarily of the broad-based benefits we provide to all U.S. based employees, including health and dental insurance, life and disability insurance and a 401(k) plan; however, our executive officers are not eligible to participate in our employee stock purchase plan. Our 401(k) plan is a tax-qualified retirement savings plan pursuant to which all U.S. based employees, including executive officers, may contribute the lesser of up to 60% of their annual salary or the limit prescribed by the Internal Revenue Service. We provide an immediately vested matching contribution in our 401(k) plan that equals 100% of the first 6% of a plan participant’s contributions.
Committee Process for Setting Total Compensation
In the first quarter of each year, we conduct our annual performance reviews and then determine base salary increases, annual cash incentive awards and annual long-term equity awards. As part of this process, our Chief Human Resources Officer, or CHRO, and CEO, with the assistance of the PC&C committee’s independent compensation consultant, review the individual performance of each NEO (other than the CEO and CHRO), and the PC&C committee evaluates the compensation level of each NEO and then determines any adjustments to base salary, the target value of an annual incentive award for the current performance year, the actual award payable under the AIP for the recently concluded performance year, and the grant date value of annual long-term incentive awards. The PC&C committee reviews the performance of our CHRO based upon the recommendation of our CEO, without the CHRO being present for such discussion. The PC&C committee reviews the performance of our CEO, without the CEO being present for such discussion, and recommends to the board for approval a base salary adjustment, the target value of an annual incentive award for the current performance year, the actual award payable under the AIP for the recently concluded performance year, and the grant date value of annual long-term incentive awards. The PC&C committee applies its discretion, as it deems appropriate, in determining NEO compensation and does not set compensation based solely on benchmarking or a formulaic approach.
With respect to our AIP, each year we employ a goal-setting process to establish annual corporate goals and individual performance objectives for our employees, including our NEOs. Once annual corporate goals are established, the PC&C committee and board review and approve such goals, along with the applicable weightings, range of payouts, and overall plan design for the AIP. During the first quarter of the following year, management evaluates the company’s performance against the prior year’s corporate goals and recommends to the PC&C committee a proposed level of achievement against the goals. The PC&C committee discusses the recommendations and considers the appropriate level of achievement against each of the corporate goals. The PC&C committee then recommends a level of achievement, which we refer to as the “corporate performance modifier,” to the board, and the board considers and approves the final corporate performance modifier. The PC&C committee and board award annual incentive bonus payouts under the AIP to NEOs based solely on the corporate performance modifier approved by the PC&C committee and board, without adjustment for individual performance.

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Executive Compensation
Compensation Peer Group and Peer Selection Process
We develop our executive compensation program after reviewing publicly available compensation data for our peer group and subscription survey data where there is not sufficient data publicly available. In evaluating the total direct compensation of our NEOs, our PC&C committee, using information provided by its independent compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on the following criteria:

PEER SELECTION CONSIDERATIONS
Organizational Structure
▪Companies similar to our company with respect to: industry (pharmaceuticals, biotechnology), organizational structure, number of employees (headcount between 500 and 5,000) and positions, stage of development (commercial stage with robust pipeline), market capitalization (generally between $10 billion and $175 billion), and product revenues (generally greater than $500 million)

Executive Positions	▪Companies with similar executive positions to ours
Executive Talent Pool	▪Companies with which we compete for executive talent
Global Operations	▪Public companies with international presence
In addition to the criteria set forth above, the PC&C committee also reviewed the peer selection criteria used by proxy advisors as well as the specific peers identified by each advisor.
2025 Peer Group
The PC&C committee annually reviews our peer group to determine whether it continues to include appropriate peers for executive compensation benchmarking purposes. The PC&C committee typically conducts this review in the fourth quarter of each fiscal year and uses the approved peer group to analyze and set compensation for our NEOs in the first quarter of the following fiscal year. Consistent with this approach, in the fourth quarter of 2024, the PC&C committee reviewed our peer group which at the time consisted of 12 companies operating in the biopharmaceutical/biotechnology industry. After review and analysis performed by the compensation consultant, the PC&C committee determined that Exelixis, Inc. and Jazz Pharmaceuticals plc were no longer appropriate peers due to their low market capitalizations relative to our selection criteria. The PC&C committee also determined that it would be appropriate to add two companies — Regeneron Pharmaceuticals, Inc. and Gilead Sciences, Inc. — to our peer group based primarily on our financial and business position as a maturing company and because both companies directly compete with us for talent. The following peer group was used in connection with compensation decisions made by the PC&C committee and board in February 2025 relating to base salary adjustments, target annual incentive adjustments, and annual long-term incentive awards granted in March 2025.

2025 PEER GROUP
BeOne Medicines, Ltd.	Gilead Sciences, Inc.	Regeneron Pharmaceuticals, Inc.
Biogen Inc.	Incyte Corporation	Sarepta Therapeutics, Inc.
BioMarin Pharmaceutical Inc.	Moderna, Inc.	United Therapeutics Corporation
Exact Sciences Corporation	Neurocrine Biosciences, Inc.	Vertex Pharmaceuticals Incorporated
In the fourth quarter of 2025, the PC&C committee reviewed the peer group for purposes of setting 2026 compensation. After review and analysis performed by the compensation consultant, the PC&C committee determined that Exact Sciences Corporation was no longer an appropriate peer due to its dissimilar business operations as a diagnostic company and low market capitalization relative to our selection criteria. The PC&C committee also determined that it would be appropriate to add Amgen Inc. to our peer group based primarily on our financial and business position as a maturing company and because Amgen directly competes with us for talent.
Compensation Benchmarking
To provide an appropriate context for its executive pay decisions and inform its decisions about overall compensation opportunities and specific compensation elements, our PC&C committee, in consultation with its compensation consultant, assessed the compensation practices and pay levels of our peer group.

2026 PROXY STATEMENT	47

Executive Compensation
Notwithstanding the similarities of our peer group companies to Alnylam, due to the nature of our business, we compete for executive talent with many companies that are larger and more established than we are or that possess greater resources than we do. Because we need to retain significant clinical expertise and because our corporate headquarters is located in a geographic region that is highly competitive for talent in our industry, we also compete with prestigious academic and non-profit institutions. In addition to the compensation data from the annual compensation study of peer companies, the PC&C committee also uses multiple other reference points when establishing targeted compensation levels. The PC&C committee does not make decisions based solely on benchmarking for specific compensation elements or total compensation and does not fix compensation to any specific percentile relative to the peer companies or the broader market. Instead, the committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as the experience level of the executive, scope of responsibility, critical needs and skill sets, leadership potential, succession planning, individual performance, and contributions to the achievement of long-term strategic objectives.
Other Key Performance Factors and Industry Specific Considerations
The biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving human testing and governmental regulatory approval. While we became a commercial-stage company in 2018, we achieved profitability for the first time in 2025, and, as a result, certain traditional benchmarking metrics, such as earnings per share, are not the only measures our PC&C committee considers when determining the compensation of our NEOs. The factors our PC&C committee considers include:
▪revenue results, as well as other key metrics, including progress on pricing and reimbursement efforts;
▪financial and operating performance;
▪establishment or expansion of global commercial and medical infrastructure and commercial launch readiness, as well as patient and physician education initiatives;
▪achievement of regulatory milestones, including regulatory filings for product approvals and regulatory approvals;
▪initiation and progress of clinical trials, in particular late-stage programs;
▪key research and development achievements, including advances in RNAi delivery and technology, identification of new therapeutic areas and novel disease targets, and delivery to new tissue types;
▪establishment and maintenance of key strategic relationships and new business initiatives;
▪filing, prosecution, defense and enforcement of key intellectual property rights; and
▪success in our human capital management strategy, including development of global organizational capabilities, success in hiring, employee retention, and growth management, in each case executed with excellence, patient focus, safety, quality and compliance.
These performance factors are considered by our PC&C committee in connection with our annual performance reviews and are a critical component in the determination of base salary and equity incentive awards for our NEOs.
Compensation Risk Oversight
We structure our executive compensation program with both fixed and variable pay to motivate our NEOs to produce superior short- and long-term results that are in the best interests of our company and stockholders to attain our ultimate objective of building stockholder value. In addition, we have established, and the PC&C committee endorses, several controls to address and mitigate compensation-related risk, such as maintaining an anti-hedging and anti-pledging policy, stock ownership guidelines, good standing requirements under our AIP for eligibility to receive an award, and a clawback policy to recover incentive-based compensation in the event of a restatement of a previously issued financial statement.
In February 2025, the PC&C committee’s independent compensation consultant assisted the PC&C committee in evaluating our policies and practices to determine if they create excessive risk in our executive and employee compensation programs. This evaluation included an assessment of the potential risks associated with field-based incentive compensation and commercial-related goals and targets in our incentive compensation plans, as well as our other compensation policies and practices. In conducting its independent assessment, the compensation consultant reviewed our incentive compensation and other programs and determined there were no compensation policies or practices that encourage excessive or inappropriate risk-taking. The compensation consultant discussed the detailed findings of this review with management, and management and the compensation consultant discussed the results of the review with the PC&C committee. Following its review, the PC&C committee concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the company. The PC&C committee will continue to evaluate on an annual basis the potential risks associated with our compensation policies and practices with input from its compensation consultant and internal and external counsel.

48

Executive Compensation
Employment Arrangements
Our executive officers are at-will employees and do not have employment agreements, with the exception of our CEO, Dr. Greenstreet. Each executive officer has signed a nondisclosure, non-competition and assignment of intellectual property agreement providing for the protection of our confidential information and ownership of intellectual property developed by such executive officer and a covenant not to compete with us for a period of at least 12 months after termination of employment.
Greenstreet Employment Agreement
On December 14, 2021, Dr. Greenstreet entered into a written employment agreement with us upon her appointment as our CEO, which we refer to as the Greenstreet Employment Agreement. Following an initial two-year term, the Greenstreet Employment Agreement automatically renews for successive one-year periods unless 90 days prior written notice of termination is given by either party (neither party provided such notice prior to commencement of such 90-day period in 2025). The Greenstreet Employment Agreement set Dr. Greenstreet’s initial annual base salary, which is subject to increase in the discretion of the board. The Greenstreet Employment Agreement also entitles Dr. Greenstreet to a target AIP award, subject to achievement of the company’s annual corporate goals, as determined by our PC&C committee and board. Under the Greenstreet Employment Agreement, Dr. Greenstreet received initial stock-based awards and is eligible to participate in our long-term incentive programs on the same basis as our other executive officers. She is also eligible to participate in our employee benefit programs on a basis no less favorable than applicable to our other executive officers.
Potential Payments Upon Termination or Change-in-Control
Certain executives, including our NEOs, may be entitled to severance and/or change in control protections, in the case of Dr. Greenstreet pursuant to her employment agreement, and in the case of each of our other NEOs pursuant to a change in control agreement, or CIC agreement, the terms of which are described below. We provide these severance and change in control arrangements because we believe that, in a competitive market for talent, severance arrangements are necessary to attract and retain high quality executives. In addition, the change in control benefit allows and incentivizes executives to maintain their focus on our business during a period when they otherwise might be distracted because of uncertainty around their future employment.
Greenstreet Employment Agreement
Under the Greenstreet Employment Agreement, if Dr. Greenstreet’s employment is terminated by the company without Cause or by Dr. Greenstreet for Good Reason, as such terms are defined in the Greenstreet Employment Agreement, prior to a CIC, she will not receive any cash severance, her outstanding unvested equity awards will continue to vest until the second anniversary of the termination date, and her outstanding stock options will remain exercisable until the earlier of the second anniversary of the termination date and the original expiration dates of such options; provided that in the event a CIC occurs on or before the second anniversary of the termination date, her then-outstanding stock options will be treated in the same manner as the then-outstanding stock options held by continuing members of our executive leadership team.
In addition, under the Greenstreet Employment Agreement, if Dr. Greenstreet’s employment is terminated by the company without Cause or by Dr. Greenstreet for Good Reason within 18 months following a CIC, she will be entitled to receive (i) a lump sum cash payment equal to two times the sum of: (A) her annual base salary in effect immediately prior to termination (or prior to the CIC, if higher) and (B) her target bonus for the fiscal year in which the CIC occurred; and (ii) if she was participating in our group health plan immediately prior to such termination and elects continuation coverage under COBRA, a monthly cash payment for 24 months (or the expiration of the COBRA continuation period, if earlier) equal to the monthly employer contribution we would have paid to provide Dr. Greenstreet with health insurance if she had remained employed. In addition, following a CIC and qualifying termination of employment, all of her outstanding unvested stock options and other stock-based awards shall immediately accelerate and become fully exercisable or nonforfeitable.
If any payment and benefits to be paid or provided to Dr. Greenstreet, whether pursuant to the terms of her employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code of 1986, as amended, or the Code, the payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to her.

2026 PROXY STATEMENT	49

Executive Compensation
Change in Control Agreements
We have entered into an individual CIC agreement with each of our executive officers, including all NEOs, with the exception of Dr. Greenstreet. The CIC agreements entitle each executive officer to certain benefits in the event of certain terminations of employment within 12 months following a CIC. Pursuant to each CIC agreement, if an executive officer is terminated by us without Cause (as defined in the CIC agreement) or if an executive officer terminates employment for Good Reason (as defined in the CIC agreement), in either case, within 12 months following a CIC, such executive officer will be entitled to receive (i) a lump sum cash payment equal to one and a half times the sum of: (A) such executive officer’s annual base salary in effect immediately prior to termination (or prior to the CIC, if higher) and (B) such executive officer’s target bonus for the fiscal year in which the CIC occurred; and (ii) if the executive officer was participating in our group health plan immediately prior to such termination and elects continuation coverage under COBRA, a monthly cash payment for 18 months (or the expiration of the COBRA continuation period, if earlier) equal to the monthly employer contribution we would have paid to provide the executive with health insurance if such executive officer remained employed. In addition, following a CIC and qualifying termination of employment, all of an executive officer’s outstanding unvested stock options and other stock-based awards will immediately accelerate and become fully exercisable or nonforfeitable. Receipt of these payments and benefits is subject to execution of a general release of claims in favor of us.
If any payment and benefits to be paid or provided to an executive officer, whether pursuant to the terms of a CIC Agreement, employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Code, the payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to the executive.
Each CIC Agreement will terminate upon the earlier of (i) an executive officer’s termination of employment with us for any reason prior to a CIC, (ii) an executive officer’s termination of employment with us after a CIC for Cause or without Good Reason or (iii) the date that is 12 months after a CIC, if the executive officer is still employed by the company.
There are no other agreements with our NEOs that provide for separation pay in the event of a termination of employment.
Stock Ownership Guidelines
We have stock ownership guidelines for our directors and executive officers. Under these guidelines, our non-executive directors are required to hold shares of our stock with a minimum value equal to five times the amount of the annual cash retainer (i.e., in 2025, a total of $300,000), our CEO is required to hold shares of our stock with a minimum value equal to six times her base salary, and our other executive officers are required to hold shares of our stock with a minimum value equal to three times the executive officer’s base salary. All executive officers and non-executive directors have five years from the date they become subject to the guidelines to satisfy the respective ownership guidelines. During 2025, the PC&C committee, with the assistance of its compensation consultant, reviewed our stock ownership guidelines and determined that it would be appropriate to eliminate the counting of vested but unexercised, in-the-money stock options for purposes of determining compliance with the ownership guidelines. In making this determination, the PC&C committee considered market practice, particularly practices by companies in our peer group, and guidelines issued by proxy advisory services. Based on that review, the PC&C committee recommended, and the board approved, such change in the forms of equity that count toward satisfaction of the stock ownership guidelines. Accordingly, the following forms of equity count toward satisfaction of our stock ownership guidelines: shares owned outright and unvested shares of restricted stock, RSUs, and deferred stock units to be settled in shares. We review compliance with the stock ownership guidelines annually and, currently, all of our non-executive directors and NEOs are in compliance.
Anti-Hedging and Anti-Pledging Policy
Our insider trading policy expressly prohibits all of our employees, including our NEOs, as well as our directors, from engaging in speculative transactions in our stock, including short sales, puts/calls, hedging transactions and margin accounts or pledges. Waivers of these prohibitions allowing for pre-clearance/pre-approval under certain situations may be permitted under the policy if authorized in writing by the chair of the nominating and corporate governance committee or the chair of the audit committee or, with respect to certain designated persons, the audit committee.
Clawback Policy
In accordance with the rules adopted by the SEC and The Nasdaq Stock Market, the PC&C committee adopted a Clawback Policy, effective as of December 1, 2023. Under this policy, the company is required to recover compensation that is granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure in the event that the company is required to prepare a financial restatement to correct a material error.

50

Executive Compensation
Role of the Compensation Consultant
Pursuant to its charter, our PC&C committee has the authority to select and retain independent advisors and counsel to assist it with carrying out its duties and responsibilities, and the company has provided appropriate funding to the PC&C committee to do so. The PC&C committee previously exercised this authority and engaged Pay Governance as its independent compensation consultant, effective July 2022.
Pay Governance served as an advisor to our PC&C committee on topics primarily related to our incentive compensation programs (including annual and long-term incentive compensation), peer group evaluation and selection, and director and executive compensation. Pay Governance reported directly to the PC&C committee chair on the matters on which it had been retained. Pay Governance did not provide any services to the company other than the services that it provided to the PC&C committee.
Our PC&C committee regularly reviews the services provided by its outside consultant and believes that Pay Governance is independent from the company in providing executive and director compensation consulting services. Our PC&C committee has assessed the independence of Pay Governance consistent with Nasdaq Global Select Market listing standards and SEC rules and has concluded that the engagement of Pay Governance does not raise any conflicts of interest. Our PC&C committee monitors the independence of the compensation consultant on an annual basis.
Tax Considerations
The PC&C committee considers certain tax implications when designing our executive compensation programs and certain specific awards. However, the PC&C committee believes that stockholders’ interests may best be served by offering compensation that is not fully deductible, where appropriate, to attract, retain and motivate talented executives. Accordingly, the PC&C committee has discretion to authorize compensation that does not qualify for income tax deductibility.
People, Culture and Compensation Committee Report on Executive Compensation
The members of our people, culture and compensation committee have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussions, our people, culture and compensation committee recommended to our board that such section be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 12, 2026.
This people, culture and compensation committee report shall not be deemed to be incorporated by reference into any filing made by the company under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the company incorporates such Report by specific reference.
By the people, culture and compensation committee of the board of directors of Alnylam,
Colleen F. Reitan, Chair
Olivier Brandicourt, M.D.
Elliott Sigal, M.D., Ph.D.
Amy W. Schulman

2026 PROXY STATEMENT	51

Executive Compensation
Executive Compensation
The following table sets forth the total compensation paid or accrued for the years ended December 31, 2025, 2024 and 2023 to our NEOs.
Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		STOCK AWARDS ($)(3)		OPTION AWARDS ($)(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)
Yvonne L. Greenstreet, M.D. Chief Executive Officer (principal executive officer)	2025	1,404,200	—		5,512,500	(7)	4,363,380	3,562,500	25,020	14,867,600
	2024	1,253,400	—		3,625,000	(8)	3,614,400	2,975,400	24,770	11,492,970
	2023	975,800	—		3,375,150	(9)	3,369,000	1,155,000	20,720	8,895,670
Jeffrey V. Poulton Executive Vice President, Chief Financial Officer (principal financial officer)	2025	724,400	—		3,988,480	(7)	1,178,220	950,300	22,400	6,863,800
	2024	687,400	—		1,181,250	(8)	1,177,790	724,190	22,150	3,792,780
	2023	651,900	—		1,087,620	(9)	1,085,590	381,150	18,100	3,224,360
Bryan A. Supran(1) Executive Vice President, Chief Legal Officer and Secretary	2025	190,400	350,000	(2)	6,000,430	(10)	—	214,820	90,700	6,846,350
Pushkal Garg, M.D. Executive Vice President, Chief Research and Development Officer	2025	767,900	—		3,687,650	(7)	940,050	1,072,500	22,400	6,490,500
	2024	682,100	—		775,170	(8)(11)	722,900	716,870	22,150	2,919,190
	2023	656,900	—		1,087,620	(9)	1,085,590	382,880	18,100	3,231,090
Tolga Tanguler Executive Vice President, Chief Commercial Officer	2025	698,000	—		3,687,650	(7)	940,050	783,200	20,120	6,129,020
	2024	627,400	—		725,000	(8)	722,900	659,400	19,870	2,754,570
	2023	603,200	—		950,050	(9)	948,360	352,280	15,820	2,869,710
(1)Mr. Supran joined the Company as our Executive Vice President, Chief Legal Officer and Secretary on September 15, 2025.
(2)Represents a cash sign-on bonus of $350,000 paid to Mr. Supran in connection with the commencement of his employment, including to compensate him for a forfeited bonus opportunity with his prior employer.
(3)The amounts reported in the Stock Awards column represent the aggregate grant date fair value for the fiscal years ended December 31, 2025, 2024, and 2023 of grants of RSUs and PSUs to each of the NEOs, calculated in accordance with FASB ASC Topic 718. For RSUs, these amounts are calculated as the number of shares of RSUs granted multiplied by the quoted closing market price of our common stock on the date of grant. For PSUs, these amounts are calculated based on the probable outcome of the performance conditions as of the grant date. The amounts reported reflect our total accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our NEOs will actually receive from the awards.
(4)The amounts reported in the Option Awards column represent the aggregate grant date fair value for the fiscal years ended December 31, 2025, 2024, and 2023 of grants of time-based stock options to each of the NEOs, calculated in accordance with FASB ASC Topic 718. The assumptions we used in calculating these amounts are included in Note 10 to our audited consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K, filed with the SEC on February 12, 2026. The amounts reported reflect our accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our NEOs will actually receive from the awards.
(5)The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the annual AIP award earned by the NEOs for each respective year. The annual AIP awards were paid in the first quarter of the calendar year following the year to which the AIP award relates.
(6)The amounts reported in the All Other Compensation column for 2025 reflect, for each NEO, the sum of (i) the dollar value of life insurance premiums we paid; (ii) the amount we contributed to the NEO’s 401(k) plan account; and (iii) the incremental cost to us of all perquisites and other personal benefits. Specifically, the All Other Compensation column above for 2025 includes:

NAME	YEAR	TERM LIFE INSURANCE PREMIUMS PAID BY ALNYLAM ($)	DOLLAR VALUE OF CONTRIBUTION BY ALNYLAM TO THE EXECUTIVE’S ACCOUNT UNDER 401(K) PLAN ($)	INCREMENTAL COST TO ALNYLAM OF ALL PERQUISITES AND OTHER PERSONAL BENEFITS ($)
Yvonne L. Greenstreet, M.D.	2025	7,520	17,500	—
Jeffrey V. Poulton	2025	4,900	17,500	—
Bryan A. Supran	2025	1,700	—	89,000	(a)
Pushkal Garg, M.D.	2025	4,900	17,500	—
Tolga Tanguler	2025	2,620	17,500	—
(a)Amount includes amounts paid to Mr. Supran for relocation assistance pursuant to his letter of employment, including $52,900 in reimbursement for relocation expenses and $36,100 for a gross-up related to taxable relocation benefits.

52

Executive Compensation
(7)Amounts represent the aggregate grant date fair value for grants of RSUs and PSUs, calculated in accordance with FASB ASC Topic 718. For PSUs granted during 2025, the grant date value was based on 13% of the fair value of the target shares, in accordance with applicable accounting guidance, with fair value determined based on the value of our common stock on the date of grant. If we had determined that, as of the date of grant, it was probable that 200% of the performance conditions associated with the PSUs would be achieved, we would have assigned the following grant date fair values for the PSUs: $17,500,000 for Dr. Greenstreet, $4,725,000 for Mr. Poulton, $3,770,000 for Dr. Garg and $3,770,000 for Mr. Tanguler.
(8)Amounts represent the aggregate grant date fair value for grants of RSUs and PSUs, calculated in accordance with FASB ASC Topic 718. For PSUs granted during 2024, we determined that, as of the date of grant, it was not probable, as defined under applicable accounting guidance, that any of the performance conditions associated with the PSUs would be achieved and therefore we assigned a grant date fair value of $0 to the PSUs. If we had determined that, as of the date of grant, it was probable that 100% of the performance conditions associated with the PSUs would be achieved, we would have assigned the following grant date fair values for the PSUs: $7,250,000 for Dr. Greenstreet, $2,362,500 for Mr. Poulton, $1,450,000 for Dr. Garg, and $1,450,000 for Mr. Tanguler.
(9)Amounts represent the aggregate grant date fair value for grants of PSUs, calculated in accordance with FASB ASC Topic 718. For PSUs granted during 2023, we determined that, as of the date of grant, it was not probable, as defined under applicable accounting guidance, that any of the performance conditions associated with the PSUs would be achieved and therefore we assigned a grant date fair value of $0 to the PSUs. If we had determined that, as of the date of grant, it was probable that 100% of the performance conditions associated with the PSUs would be achieved, we would have assigned the following grant date fair values to the PSUs: $6,750,110 for Dr. Greenstreet, $2,175,040 for Mr. Poulton, $2,175,040 for Dr. Garg, and $1,900,100 for Mr. Tanguler.
(10)Mr. Supran received an RSU award upon commencement of his employment. The amount reported represents the aggregate grant date fair value of such award, calculated in accordance with FASB ASC Topic 718.
(11)In 2024, we granted Dr. Garg a restricted stock award in recognition of his ten consecutive years of employment with us. The award had an aggregate grant date fair value of $50,170, calculated in accordance with FASB ASC Topic 718, and the shares subject to the award were fully vested as of the grant.

2026 PROXY STATEMENT	53

Executive Compensation
The following table sets forth information concerning each grant awarded to a NEO during the fiscal year ended December 31, 2025 under any plan, contract, authorization or arrangement pursuant to which cash, securities, similar instruments or other property may be received:
2025 Grants of Plan-Based Awards

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE PRICE OF OPTION AWARDS ($/SHARE)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARD GRANTS ($)(4)
NAME	DATE OF GRANT		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Yvonne L. Greenstreet, M.D.	—		890,625	1,781,250	3,562,500
	3/3/2025	(5)								36,293	243.53	4,363,380
	3/3/2025	(6)				17,965	35,930	71,860				1,137,500
	3/3/2025	(7)							17,965			4,375,000
Jeffrey V. Poulton	—		237,575	475,150	950,300
	3/3/2025	(5)								9,800	243.53	1,178,220
	3/3/2025	(6)				4,851	9,702	19,404				307,150
	3/3/2025	(7)							15,117			3,681,330
Bryan A. Supran	—		53,706	107,412	214,820
	10/1/2025	(8)							13,026			6,000,430
Pushkal Garg, M.D.	—		268,125	536,250	1,072,500
	3/3/2025	(5)								7,819	243.53	940,050
	3/3/2025	(6)				3,871	7,741	15,482				245,070
	3/3/2025	(7)							14,137			3,442,580
Tolga Tanguler	—		195,800	391,600	783,200
	3/3/2025	(5)								7,819	243.53	940,050
	3/3/2025	(6)				3,871	7,741	15,482				245,070
	3/3/2025	(7)							14,137			3,442,580
(1)The amounts shown in the Threshold, Target and Maximum columns reflect the threshold, target and maximum amounts payable, respectively, under our AIP, which is described above in the “Compensation Discussion and Analysis” under the heading “Short-Term Incentives—2025 Annual Incentive Program.” The actual amounts paid to each NEO can be found above in the Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” The amounts for Mr. Supran were prorated based on the date he commenced employment with us.
(2)The amounts shown in the Threshold, Target and Maximum columns reflect the threshold, target and maximum potential future payout range, respectively, for equity awards granted with performance-based vesting milestones.
(3)The exercise price of the option awards is equal to the closing price of our common stock on the Nasdaq Global Select Market on March 3, 2025.
(4)The grant date fair value is calculated in accordance with FASB ASC Topic 718 and represents the value of awards granted during the year. For RSUs, the grant date fair value is calculated by multiplying the number of shares subject to the RSU by $243.53, which was the closing price of our common stock on the Nasdaq Global Select Market on the date of grant. For PSUs, the grant date fair value is calculated based on the probable outcome of the performance conditions as of the grant date. For PSUs granted during 2025, the grant date value was based on 13% of the fair value of the target shares, in accordance with applicable accounting guidance, with fair value determined based on the value of our common stock on the date of grant. The grant date fair value for stock option awards is calculated based on the assumptions included in Note 10 to our audited consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K, filed with the SEC on February 12, 2026. The amounts reported reflect our total accounting expense, excluding the effect of estimated forfeitures, and may not represent the amounts our NEOs will actually realize from the awards.
(5)Represents the portion of the annual equity award granted in 2025 in the form of time-based stock option awards, which vest as to 25% of the shares subject to the award on the first anniversary of the grant date and as to the remaining shares ratably at the end of each three-month period thereafter over the following thirty-six months, generally provided that the NEO continues to be employed with us through each vesting date.
(6)Represents the portion of the annual equity award granted in 2025 in the form of PSUs. The shares subject to the PSUs granted in March 2025 vest upon the three-year anniversary of the date of grant, with the number of earned PSUs determined based on the assessed level of achievement of the underlying performance-based vesting conditions associated with the award, with 25% of the shares subject to the PSU vesting based upon the assessed level of achievement of each of the performance conditions. As of the grant date, 13% of the four performance conditions were considered probable, as defined under applicable accounting guidance.
(7)Represents the portion of the annual equity award granted in 2025 in the form of RSUs. The shares subject to the RSUs vest ratably on each of the first, second and third anniversaries of the grant date, generally provided that the NEO continues to be employed with us through each vesting date.
(8)Represents the RSU award Mr. Supran received upon commencement of his employment, as described in further detail in Note 9 to the Summary Compensation Table above.

54

Executive Compensation
Information Relating to Equity Awards and Holdings
The following table sets forth information concerning outstanding equity awards held by each of our NEOs on December 31, 2025.
Outstanding Equity Awards at Fiscal Year-End for 2025

		OPTION AWARDS(1)				STOCK AWARDS(2)
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Yvonne L. Greenstreet, M.D.	2/24/2021	28,141	—	151.59	02/23/2031
	12/31/2021	55,949	—	169.58	12/30/2031
	02/23/2022	29,762	1,985	147.47	02/22/2032
	02/27/2023	25,282	11,493	190.01	02/26/2033
	02/27/2023								24,867	⁽⁴⁾	9,888,363
	02/27/2023					5,921	⁽⁷⁾	2,354,486
	03/01/2024	20,297	26,097	152.61	02/28/2034
	03/01/2024								19,003	⁽⁵⁾	7,556,543
	03/01/2024					15,836	⁽⁸⁾	6,297,185
	03/03/2025	—	36,293	243.53	03/02/2035
	03/03/2025								71,860	⁽⁶⁾	28,575,129
	03/03/2025					17,965	⁽⁹⁾	7,143,782
Jeffrey V. Poulton	08/01/2019	125,000	—	75.36	08/01/2029
	02/26/2020	24,554	—	118.05	02/25/2030
	02/24/2021	23,200	—	151.59	02/23/2031
	02/23/2022	17,262	1,151	147.47	02/22/2032
	02/27/2023	8,147	3,703	190.01	02/26/2033
	02/27/2023								8,013	⁽⁴⁾	3,186,369
	02/27/2023					1,908	⁽⁷⁾	758,716
	03/01/2024	6,614	8,504	152.61	02/28/2034
	03/01/2024								6,193	⁽⁵⁾	2,462,646
	03/01/2024					5,160	⁽⁸⁾	2,051,874
	03/03/2025	—	9,800	243.53	03/02/2035
	03/03/2025								19,404	⁽⁶⁾	7,716,001
	03/03/2025					15,117	⁽⁹⁾	6,011,275
Bryan A. Supran	10/01/2025					13,026	⁽¹⁰⁾	5,179,789

2026 PROXY STATEMENT	55

Executive Compensation

		OPTION AWARDS(1)					STOCK AWARDS(2)
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Pushkal Garg, M.D.	03/01/2018	13,750		—	119.13	03/01/2028
	03/01/2018	13,750	⁽³⁾	—	119.13	03/01/2028
	02/28/2019	25,000		—	85.00	02/28/2029
	02/26/2020	26,089		—	118.05	02/25/2030
	02/24/2021	23,200		—	151.59	02/23/2031
	12/31/2021	13,428		—	169.58	12/30/2031
	02/23/2022	22,620		1,508	147.47	02/22/2032
	02/27/2023	8,147		3,703	190.01	02/26/2033
	02/27/2023									8,013	⁽⁴⁾	3,186,369
	02/27/2023						1,908	⁽⁷⁾	758,716
	03/01/2024	4,059		5,220	152.61	02/28/2034
	03/01/2024									3,800	⁽⁵⁾	1,511,070
	03/01/2024						3,167	⁽⁸⁾	1,259,358
	03/03/2025	—		7,819	243.53	03/02/2035
	03/03/2025									15,482	⁽⁶⁾	6,156,417
	03/03/2025						14,137	⁽⁹⁾	5,621,578
Tolga Tanguler	02/01/2021	56,463		—	149.25	01/31/2031
	02/23/2022	17,262		1,151	147.47	02/22/2032
	02/27/2023	7,117		3,235	190.01	02/26/2033
	02/27/2023									7,000	⁽⁴⁾	2,783,550
	02/27/2023						1,666	⁽⁷⁾	662,485
	03/01/2024	4,059		5,220	152.61	02/28/2034
	03/01/2024									3,800	⁽⁵⁾	1,511,070
	03/01/2024						3,167	⁽⁸⁾	1,259,358
	03/03/2025	—		7,819	243.53	03/02/2035
	03/03/2025									15,482	⁽⁶⁾	6,156,417
	03/03/2025						14,137	⁽⁹⁾	5,621,578
(1)Unless otherwise noted, stock option awards were granted with a ten-year term and vest as to 25% of the shares on the first anniversary of the grant date and as to an additional 6.25% at the end of each successive three-month period thereafter, generally provided that the NEO continues to be employed with us through each vesting date.
(2)The market value of PSUs or RSUs that have not vested is based on the number of unvested PSUs or RSUs outstanding multiplied by $397.65 per share, which was the closing price of our common stock on the Nasdaq Global Select Market on the last trading day of 2025.
(3)These options vested in three equal installments upon the achievement of each of three specific clinical development, regulatory or commercial events.
(4)These PSU awards were granted on February 27, 2023 and will vest upon the later of one year from the date of grant and the achievement of specified clinical development, regulatory or financial events, generally provided that the NEO continues to be employed with us through each vesting date. For a description of these performance targets, please see the description of the PSUs granted in 2023 in the section of the CD&A entitled “Annual Equity Awards.”
(5)These PSU awards were granted on March 1, 2024 and vest upon the later of one year from the date of grant and the achievement of specified clinical development, regulatory or financial events, generally provided that the NEO continues to be employed with us through each vesting date. The amount reported in this table reflects the final forty percent of these PSUs that remain subject to achievement of a specified performance target, which performance target was achieved in January 2026 when the Company reported the achievement of the first $2.5 billion in annual net product revenues determined in accordance with GAAP. As of the filing of this proxy statement, no awards remain outstanding under the PSU awards granted in 2024. For a description of these performance targets, please see the description of the PSUs granted in 2024 in the section of the CD&A entitled “Annual Equity Awards.”

56

Executive Compensation
(6)These PSU awards were granted on March 3, 2025 and will vest on the later of the three-year anniversary of the date of grant and the date on which the PC&C committee determines the number of earned PSUs based on the achievement of four performance targets, with the number of shares reported assuming maximum performance (200%). For a description of these performance targets, please see the description of the PSUs granted in 2025 in the section of the CD&A entitled “Annual Equity Awards.”
(7)These RSU awards were granted on February 27, 2023, and the shares subject to this RSU vest in substantially equal installments on the first, second and third anniversaries of the grant date, generally provided that the NEO continues to be employed with us through each vesting date.
(8)These RSU awards were granted on March 1, 2024, and the shares subject to this RSU vest in substantially equal installments on the first, second and third anniversaries of the grant date, generally provided that the NEO continues to be employed with us through each vesting date.
(9)These RSU awards were granted on March 3, 2025, and the shares subject to this RSU vest in substantially equal installments on the first, second and third anniversaries of the grant date, generally provided that the NEO continues to be employed with us through each vesting date.
(10)Represents the RSU award Mr. Supran received upon commencement of his employment, as described in further detail in Note 9 to the Summary Compensation Table above, which vests in substantially equal installments on the first, second and third anniversaries of the grant date, generally provided that Mr. Supran continues to be employed with us through each vesting date.
The following table sets forth information concerning the exercise of stock options and the vesting of RSUs and PSUs during 2025 for each of our NEOs.
2025 Option Exercises and Stock Vested

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Yvonne L. Greenstreet, M.D.	81,284	19,694,854	50,062	19,121,004
Jeffrey V. Poulton	—	—	19,994	7,568,488
Bryan A. Supran	—	—	—	—
Pushkal Garg, M.D.	54,321	10,985,752	15,411	5,691,638
Tolga Tanguler	—	—	8,953	3,379,253
(1)The value realized on exercise is based on the market price of the shares on the day of exercise less the applicable option exercise price.
(2)The value is calculated based on the number of shares acquired on vesting, multiplied by the closing price per share of our common stock on the Nasdaq Global Select Market on the vesting date.
Potential Payments Upon Termination or Change-in-Control (CIC)
The Greenstreet Employment Agreement and the CIC agreements with our other NEOs, each as described above, provide for certain payments and benefits in the event of certain qualifying terminations of employment, including qualifying terminations of employment in connection with a CIC. Our equity awards provide for full vesting of such awards in the event of termination due to death or disability (within the meaning of Section 409A of the Code) and provide for full vesting of all awards that had been outstanding for at least one year in the event of the award recipient’s qualifying retirement. For this purpose, a qualifying retirement is defined as termination of employment after attaining age 60 and having been credited with at least 10 years of service. As of the last day of 2025, none of our NEOs satisfied the requirements for a qualifying retirement.

2026 PROXY STATEMENT	57

Executive Compensation
The table below quantifies the potential payments and benefits that would have become due to our NEOs, assuming that a qualifying termination occurred on December 31, 2025.

NAME(1)	VOLUNTARY TERMINATION/ TERMINATION FOR CAUSE ($)	INVOLUNTARY TERMINATION IN CONNECTION WITH CIC ($)	DISABILITY ($)	DEATH ($)	RETIREMENT ($)(6)
Yvonne L. Greenstreet, M.D.(2)
Cash Severance Benefits(3)	—	6,412,500	—	—	—
Continuation of Employee Benefits(4)	—	64,430	—	—	—
Accelerated Vesting of Equity Awards(5)	—	62,399,224	30,666,754	30,666,754	—
Total Amount	—	68,876,154	30,666,754	30,666,754	—
Jeffrey V. Poulton
Cash Severance Benefits(3)	—	1,809,230	—	—	—
Continuation of Employee Benefits(4)	—	48,320	—	—	—
Accelerated Vesting of Equity Awards(5)	—	22,979,924	13,472,908	13,472,908	—
Total Amount	—	24,837,474	13,472,908	13,472,908	—
Bryan A. Supran
Cash Severance Benefits(3)	—	1,151,120	—	—	—
Continuation of Employee Benefits(4)	—	41,920	—	—	—
Accelerated Vesting of Equity Awards(5)	—	5,179,789	5,179,789	5,179,789	—
Total Amount	—	6,372,829	5,179,789	5,179,789	—
Pushkal Garg, M.D.
Cash Severance Benefits(3)	—	2,041,880	—	—	—
Continuation of Employee Benefits(4)	—	48,320	—	—	—
Accelerated Vesting of Equity Awards(5)	—	19,045,635	11,269,987	11,269,987	—
Total Amount	—	21,135,835	11,269,987	11,269,987	—
Tolga Tanguler
Cash Severance Benefits(3)	—	1,655,400	—	—	—
Continuation of Employee Benefits(4)	—	48,320	—	—	—
Accelerated Vesting of Equity Awards(5)	—	18,360,095	10,987,266	10,987,266	—
Total Amount	—	20,063,815	10,987,266	10,987,266	—
(1)We have entered into an individual CIC agreement with each of our NEOs, with the exception of Dr. Greenstreet with whom we entered into an employment agreement in December 2021 that includes potential payments and benefits payable upon termination or upon a CIC.
(2)Dr. Greenstreet is the only one of our NEOs who has a contractual entitlement to severance benefits in the event of a termination without Cause or for Good Reason. As discussed above, pursuant to the Greenstreet Employment Agreement, in those circumstances, Dr. Greenstreet would not receive any cash severance, her outstanding unvested equity awards will continue to vest until the second anniversary of the termination date, and her outstanding stock options shall remain exercisable until the earlier of the second anniversary of the termination date and the original expiration dates of such options. Assuming Dr. Greenstreet’s employment had been terminated without Cause or for Good Reason on December 31, 2025, and not in connection with a CIC, the estimated value of continued vesting of her equity awards for an additional two years is $25,826,980, based on a stock price of $397.65 per share (the closing price of our common stock on the Nasdaq Global Select Market on the last trading day of 2025).
(3)The amount in the Involuntary Termination in Connection with CIC column represents 150%, or in the case of Dr. Greenstreet, 200%, of the sum of the NEO’s (i) base salary for 2025 and (ii) target bonus for 2025.
(4)The amount in the Involuntary Termination in Connection with CIC column is calculated as the monthly contribution we would pay to provide the executive with medical, dental and vision benefits if he or she remained employed based on rates as of January 2026 multiplied by 18 months, or in the case of Dr. Greenstreet, 24 months, based on each NEO’s participation status as of December 31, 2025.
(5)Represents the value associated with unvested stock options, unvested RSUs and unearned PSUs that accelerate as a result of the event described in the table, based on a stock price of $397.65 per share, which was the closing price of our common stock on the Nasdaq Global Select Market on the last trading day of 2025. RSUs and PSUs were valued based on the number of shares associated with the unvested portion of each award multiplied by $397.65. Stock options were valued based on the number of stock options associated with the unvested portion of each award multiplied by $397.65, less the respective exercise price per share. For purposes of this table, in connection with a change in control, any unearned PSUs are assumed to have vested at target levels. In the event of death or disability, any PSUs held by the applicable NEO will remain outstanding, and any vesting or forfeiture of such PSUs will be determined following the completion of the applicable performance period as it otherwise would have been determined if such NEO remained employed by the Company for the duration of such performance period.
(6)As of the last day of 2025, none of our NEOs satisfied the requirements for a qualifying retirement.

58

Executive Compensation
The actual amount an executive would realize upon termination of employment in connection with a CIC would likely differ from the amounts above, including due to adjustments to base salary, adjustments to target bonus, stock price fluctuations and the vesting and grant of additional stock-based awards, as well as the exercise and sale of any stock-based award prior to any such termination. In the event an executive would be subject to “golden parachute taxes” under the Code, under existing agreements, payments and benefits in connection with a CIC will be reduced to the extent necessary to avoid such taxes, but only if such reduction provided a greater after-tax benefit to an executive.
CEO Pay Ratio
In connection with Item 402(u) of Regulation S-K, we are required to calculate and disclose the median annual compensation of all of our employees (excluding our CEO during 2025, Dr. Greenstreet), the annual compensation of Dr. Greenstreet, and the ratio of these two amounts.
Because we had a significant number of new hires in 2025, we elected to redetermine our median employee for purposes of the pay ratio disclosure. Our median employee was identified using the entire population of our employees as of October 1, 2025, based on a consistently applied compensation measure, or CACM, that reasonably reflects the annual compensation of employees. The CACM we selected for our disclosure includes annual base salary for salaried employees (or wages based on an annual work schedule for non-permanent employees), overtime for 2025, target bonus opportunity for 2025 and the grant-date fair value for stock-based awards (calculated in accordance with the requirements for the Summary Compensation Table). In 2025, the target bonus opportunity for our non-field-based employees was based on corporate and individual performance under our AIP and the target bonus opportunity for field-based employees consisted of sales-related metrics in connection with the continued launch and commercialization of our commercial products during 2025 under our field-based incentive plan.
Based on the CACM methodology described above, we identified the median employee. We calculated the 2025 compensation for our median employee of $312,180 in the same manner we determine the annual total compensation of our NEOs for purposes of the Summary Compensation Table. Dr. Greenstreet’s 2025 compensation as disclosed in the Summary Compensation Table is $14,867,600. As a result, our CEO to median employee pay ratio for 2025 is 48:1, representing an increase from the ratio we disclosed for 2024, primarily as a result of the increase in equity granted to Dr. Greenstreet in 2025.
This pay ratio is a reasonable estimate calculated by a method consistent with the SEC requirements described above, based on our payroll and employment records. As a result of a variety of factors, including employee populations, potential differences in the components used for the CACM, compensation philosophies and certain assumptions, pay ratios reported by other companies may not be comparable to our pay ratio. The pay ratio is not utilized by our management or our PC&C committee for compensation-related decisions.
Pay Versus Performance
This section has been prepared in accordance with the SEC’s pay versus performance, or PvP, disclosure rules. Under the PvP rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid, or CAP, which we are required to calculate and then compare to certain specified performance measures. Under the PvP disclosure rules, CAP for the principal executive officer, or PEO, and the average non-PEO NEOs is calculated by starting with the Summary Compensation Table values for the relevant years and then making the following adjustments (each as applicable):
▪Subtracting: the grant date fair value of equity awards granted during the year; and the change in pension value for the year; and
▪Adding: the year-end fair value of unvested equity awards granted during the year; for equity awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the fair value at the end of the year as compared to the end of the immediately prior year; for equity awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date as compared to the end of the immediately prior year; and the pension service cost for that year.
As a general matter, our board and PC&C committee do not use CAP as a basis for making compensation decisions. Our PC&C committee has adopted an executive compensation philosophy that is designed to ensure that a substantial majority of NEO compensation is performance-based and at risk. Further to this philosophy, our PC&C committee has adopted incentive structures and governance policies that we believe align the interests of our NEOs with those of our long-term stockholders, including a strong emphasis on performance-based equity awards, annual incentive payouts based on our performance against preset goals (with no guaranteed minimum payout), and no guaranteed increases in base salaries. We believe these structures and governance policies incentivize our NEOs and other employees to achieve goals aimed at increasing the long-term value of our enterprise. Importantly, because of the SEC-mandated formula for calculating CAP, period-to-period fluctuations in CAP reported for our NEOs may not correlate with our performance against our goals and the related compensation decisions made by our board and PC&C committee.

2026 PROXY STATEMENT	59

Executive Compensation
Most Important Financial Measures for 2025 Compensation
As described above and in greater detail in the CD&A section of this proxy statement, our executive compensation programs reflect a pay-for-performance philosophy. Our compensation programs incorporate goals and measures to link pay and performance in alignment with our business strategies and the interests of our long-term stockholders. In accordance with the PvP rules, we have listed below the most important financial measures we used to link 2025 pay to performance. Note that we have identified these performance measures because they were among the most important financial and non-financial measures that were used in our 2025 annual incentive cash compensation program, but they are not the only measures we used to measure our 2025 performance.
▪Net product revenues
▪Collaboration and royalty revenues
▪Non-GAAP operating expenses*
▪Non-GAAP operating income (loss)*
*    Non-GAAP operating expenses and non-GAAP operating income (loss) are non-GAAP financial measures that in 2025 excluded the impact of stock-based compensation expense from the corresponding GAAP numbers.
The performance measures listed above are not ranked by relative importance, and their impact on annual incentive compensation in 2025 varied depending on their weighting and the weightings of the other financial and non-financial performance measures used by our PC&C committee and board (refer to the CD&A section of this proxy statement for a more complete discussion). However, under the PvP rules, we are required to identify a “Company Selected Measure”, or CSM, which is used for purposes of the pay-versus-performance data and analysis presented below. The PvP rules specify that the CSM represents our most important financial performance measure (other than total shareholder return or net income) used to link 2025 NEO CAP to our 2025 performance. As noted above, as a general matter our PC&C committee and board do not use CAP for purposes of making compensation decisions. However, for purposes of the PvP rules, we have chosen global net product revenues as our 2025 CSM. We chose this financial measure as our 2025 CSM because it is one of the two most important financial measures used in our annual incentive program and had the most significant impact on the corporate performance modifier that was awarded by our board for 2025 performance against goals, and in turn had the most significant impact on the amount of the AIP awards received by our NEOs and other employees.

60

Executive Compensation
Pay Versus Performance Table

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		(IN THOUSANDS)
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)(1)	COMPENSATION ACTUALLY PAID TO PEO ($)(1)(3)(5)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)(2)(4)(5)	TSR ($)(6)	PEER GROUP TSR ($)(6)	NET INCOME (LOSS) ($)	CSM - GLOBAL NET PRODUCT REVENUES ($)
2025	14,867,600	77,428,521	6,582,418	19,817,949	305.96	124.75	313,747	2,986,549
2024	11,492,970	29,836,503	3,034,948	7,842,013	181.05	93.49	(278,157)	1,646,228
2023	8,895,670	11,410,294	2,922,458	1,574,481	147.27	94.03	(440,242)	1,241,474
2022	4,588,810	19,043,460	3,580,510	12,601,300	182.85	89.90	(1,131,156)	894,329
2021	10,176,685	17,514,345	5,918,910	10,714,290	130.48	100.02	(852,824)	662,138
(1)For 2025, 2024, 2023 and 2022, our PEO was Yvonne L. Greenstreet, M.D. For 2021 our PEO was John M. Maraganore, Ph.D.
(2)For 2025 our non-PEO NEOs were Jeffrey V. Poulton, Bryan A. Supran, Pushkal Garg, M.D., and Tolga Tanguler. For 2024, our non-PEO NEOs were Mr. Poulton, Dr. Garg, Mr. Tanguler, and Kevin J. Fitzgerald, Ph.D. For 2023, our non-PEO NEOs were Mr. Poulton, Dr. Garg, Mr. Tanguler, Indrani L. Franchini, and Akshay K. Vaishnaw, M.D., Ph.D. For 2022, our non-PEO NEOs were Dr. Vaishnaw, Mr. Poulton, Dr. Garg, and Ms. Franchini. For 2021, our non-PEO NEOs were Dr. Greenstreet, Dr. Vaishnaw, Mr. Poulton, and Mr. Tanguler.
(3)The following is a summary of the adjustments made to PEO compensation as reported in the Summary Compensation Table to determine PEO CAP as reported in this table:

	2025	2024	2023	2022	2021
Total Compensation Reported in SCT	14,867,600	11,492,970	8,895,670	4,588,810	10,176,685
LESS: the grant date fair value of equity awards granted in the year indicated	(9,875,880)	(7,239,400)	(6,744,150)	(2,498,790)	(7,861,410)
ADD: the year-end fair value of outstanding and unvested equity awards granted in the year indicated(a)	34,291,241	17,187,024	8,173,520	5,823,820	9,100,080
ADD: the change in fair value of equity awards granted in years prior to the year indicated that were outstanding and unvested at the end of the year indicated (as compared to fair value at the end of the immediately prior year)(a)	21,947,941	2,538,755	344,240	7,353,620	2,419,780
ADD: the change in fair value of equity awards granted in years prior to the year indicated that vested in the year indicated (fair value at vesting date as compared to the end of the immediately prior year)(a)	16,197,619	5,857,154	741,014	3,776,000	3,679,210
Total (Net) Adjustments	77,428,521	29,836,503	11,410,294	19,043,460	17,514,345
(a)We determined the year-end fair value of PSUs for the year indicated. If the achievement of the performance condition for the PSU was not probable, as defined under applicable accounting guidance, we assigned a fair value of $0.

2026 PROXY STATEMENT	61

Executive Compensation
(4)The following is a summary of the adjustments made to average non-PEO NEO compensation as reported in the Summary Compensation Table to determine average non-PEO NEO CAP as reported in this table:

	2025	2024	2023	2022	2021
Average Total Compensation Reported in SCT	6,582,418	3,034,948	2,922,458	3,580,510	5,918,910
LESS: the grant date fair value of equity awards granted in the year indicated	(5,105,633)	(1,688,240)	(1,888,468)	(2,548,800)	(4,891,560)
ADD: the year-end fair value of outstanding and unvested equity awards granted in the year indicated(a)	10,365,563	3,978,386	2,288,708	5,582,350	6,583,990
ADD: the change in fair value of equity awards granted in years prior to the year indicated that were outstanding and unvested at the end of the year indicated (as compared to fair value at the end of the immediately prior year)(a)	4,471,311	1,028,665	(852,294)	3,941,750	962,260
ADD: the change in fair value of equity awards granted in years prior to the year indicated that vested in the year indicated (fair value at vesting date as compared to the end of the immediately prior year)(a)	3,504,290	1,488,254	(895,923)	2,045,490	2,140,690
Total (Net) Adjustments	19,817,949	7,842,013	1,574,481	12,601,300	10,714,290
(a)We determined the year-end fair value of PSUs for the year indicated. If the achievement of the performance condition for the PSU was not probable, as defined under applicable accounting guidance, we assigned a fair value of $0.
(5)In calculating CAP reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was determined in accordance with FASB ASC Topic 718. We did not report a change in pension benefit values for any of the years reflected in the table, and therefore adjustments to pension benefit values were not included in calculating CAP reflected in these columns, because we do not sponsor, maintain or contribute to a defined benefit pension plan.
(6)The company TSR and the company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The peer group used to determine the company’s Peer Group TSR for each applicable fiscal year is the following published industry index, as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 pursuant to Item 201(e) of Regulation S-K: Nasdaq Biotechnology Index (NBI).
Pay versus Performance Comparative Disclosure
The following graphs reflect the relationships between (i) CAP for our PEO, and the average of CAP for our non-PEO NEOs, to our net income (loss), (ii) CAP for our PEO, and the average of CAP for our non-PEO NEOs, to our cumulative total shareholder return and our cumulative total shareholder return to our peer group total shareholder return, and (iii) CAP for our PEO, and the average of CAP for our non-PEO NEOs, to our global net product revenues (the CSM), in each case for the years 2021 through 2025.
PAY VS. PERFORMANCE: NET INCOME (LOSS)

PEO CAP	Non-PEO Avg CAP	Net Income (Loss)

62

Executive Compensation
PAY VS. PERFORMANCE: TOTAL SHAREHOLDER RETURN

PEO CAP	Non-PEO Avg CAP	Alnylam TSR	Peer Group TSR
PAY VS. PERFORMANCE: GLOBAL NET PRODUCT REVENUES

PEO CAP	Non-PEO Avg CAP	Global Net Product Revenues

2026 PROXY STATEMENT	63

PROPOSAL 2

Say-on-Pay — Advisory Vote on Executive Compensation

We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.
We encourage stockholders to read closely the “Executive Compensation” section of this proxy statement beginning with the “Compensation Discussion and Analysis” on page 34, which describes in detail our executive compensation program and the compensation-related decisions made by our PC&C committee and our board with respect to the fiscal year ended December 31, 2025.
As we describe in the “Compensation Discussion and Analysis,” we maintain a straightforward executive compensation program that generally consists of base salary, an annual cash incentive award and long-term equity incentive awards upon the commencement of employment and generally annually thereafter. These elements of compensation have been selected by our PC&C committee because the committee believes that they effectively achieve the fundamental goals of our compensation program, which are to attract, motivate and retain qualified and talented executives, who are critical to our success, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. The goal of our PC&C committee is to ensure that our compensation program is aligned with the interests of our stockholders and our business goals to attain our ultimate objective of increasing stockholder value. We believe that, consistent with these goals, the total compensation awarded to each of our NEOs is fair, reasonable and competitive. Further, we believe our compensation program does not encourage excessive risk-taking by management, as supported by the assessment described above conducted by Pay Governance, an independent compensation consultant to the PC&C committee.
With very limited exceptions, we do not provide any compensation or benefit plans to executive officers that are not also available to other employees. We generally differentiate among executive officers primarily based on the size of annual cash incentive awards and equity incentive awards and, to a lesser extent, base salary. Annual compensation decisions for executive officers are made by our PC&C committee, and, in the case of our CEO, recommended to our board of directors for approval, based on the achievement of pre-established corporate performance goals, and with respect to base salary and annual long-term equity incentive awards, consideration of the executive officer’s individual contributions to the achievement of the corporate goals, as described above under “Compensation Discussion and Analysis.”
Our board is asking stockholders to approve, on a non-binding advisory basis, the following resolution:
RESOLVED, that the compensation paid to the named executive officers of Alnylam Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the proxy statement of Alnylam Pharmaceuticals, Inc., is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our board of directors (or any committee thereof). However, our PC&C committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs.
This proposal will be approved if a majority of the votes cast affirmatively or negatively on the matter are cast “for” the proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal 2.

BOARD RECOMMENDATION Our board of directors unanimously recommends that you vote to approve the compensation of our named executive officers by voting “FOR” Proposal 2.

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PROPOSAL 3

Ratification of Appointment of Independent Auditors
Our board has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026. Although stockholder approval of our board’s appointment of PricewaterhouseCoopers LLP is not required by law, our board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to participate in the annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
Proposal 3 will be approved if a majority of the votes cast affirmatively or negatively on the matter are cast “for” the proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal 3.

BOARD RECOMMENDATION
Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2026.

2026 PROXY STATEMENT	65

Audit Information

Report of the Audit Committee
Our audit committee reports to and acts on behalf of our board by providing oversight of our financial management, related person transaction policies and procedures, audits of our financial statements and financial reporting controls and accounting policies and procedures. Our management is responsible for the preparation, presentation and integrity of our financial statements, the appropriateness of our accounting principles and reporting policies, and for establishing and maintaining adequate internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an independent audit of our annual financial statements and our internal control over financial reporting. Our audit committee is responsible for independently overseeing the conduct of these activities by our management and our independent registered public accounting firm.
Our audit committee operates under a written charter adopted by our board that reflects standards contained in the Nasdaq Marketplace Rules. Our audit committee reviews its charter annually. A complete copy of the current audit committee charter is posted on the Corporate Governance page of the Investors section of our website, www.alnylam.com.
Our audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2025, and has discussed them with our management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Our audit committee has also received from, and discussed with, PricewaterhouseCoopers LLP various communications that PricewaterhouseCoopers LLP is required to provide to our audit committee, including the matters required to be discussed by the Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301, Communications with Audit Committees, which requires the independent registered public accounting firm to provide the audit committee with additional information regarding the scope and results of the audit, including the independent registered public accounting firm’s responsibilities under PCAOB standards, significant issues or disagreements concerning our accounting practices or financial statements, significant accounting policies, critical accounting estimates, alternative accounting treatments, accounting for significant unusual transactions, and other judgments and uncertainties.
In addition, PricewaterhouseCoopers LLP provided our audit committee with the written disclosures and the letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as amended, and our audit committee and PricewaterhouseCoopers LLP have discussed its independence from us and our management, including the matters in those written disclosures.
In this context, our audit committee meets regularly with PricewaterhouseCoopers LLP and our management (including private sessions with each of PricewaterhouseCoopers LLP and members of management) to discuss any matters that our audit committee or these individuals believe should be discussed, including the matters required by the applicable requirements of the PCAOB and the SEC. Our audit committee conducts a meeting each quarter to review the financial statements prior to the public release of earnings.
Based on its discussions with management and PricewaterhouseCoopers LLP, and its review of the representations and information provided by management and PricewaterhouseCoopers LLP, our audit committee recommended to our board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025. Our audit committee also recommended to our board, and our board has approved, subject to stockholder ratification, the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2026.
By the audit committee of the board of directors of Alnylam,
Peter N. Kellogg, Chair
Olivier Brandicourt, M.D.
Colleen F. Reitan

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Audit Information
Principal Accountant Fees and Services
The following table summarizes the fees that our independent auditors, PricewaterhouseCoopers LLP, an independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:

Fee Category	2025 ($)	2024 ($)
Audit Fees(1)	4,455,027	4,050,752
Audit-Related Fees	—	—
Tax Fees(2)	416,877	90,000
All Other Fees(3)	181,295	206,295
Total Fees	5,053,199	4,347,047
(1)“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, statutory audits of our international operations, and other professional services provided in connection with regulatory filings or audit engagements. In 2025, this amount includes $150,000 for fees in connection with the review of the consolidated financial statements incorporated by reference into our outstanding Japanese registration statements and $215,000 for comfort letters and associated fees in connection with our debt refinancing. In 2024,this amount includes $150,000 for fees in connection with the review of the consolidated financial statements incorporated by reference into our outstanding Japanese registration statements.
(2)“Tax Fees” in 2025 consist of fees for procedures completed in connection with a research and development tax credit study, as well as fees for transfer pricing services. “Tax Fees” in 2024 consist of fees for procedures completed in connection with an application for change in method of accounting for specified research or experimental expenditures, as well as fees for procedures completed in connection with a research and development tax credit study.
(3)“All Other Fees” represent non-audit fees in connection with access to the PricewaterhouseCoopers LLP online accounting research and disclosures tool (in 2025 and 2024), as well as non-audit fees in connection with information systems reviews not performed in connection with the audit (in 2025 and 2024).
All such accountant services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below. There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to us, other than the services described above, for the fiscal years ended December 31, 2025 and 2024.
Pre-Approval Policies and Procedures
Our audit committee is required to pre-approve all audit services to be provided to us by our principal independent auditors, as well as all other services to be provided to us by such independent auditors, except that de minimis non-audit services may be approved in accordance with applicable SEC rules.

2026 PROXY STATEMENT	67

Important Information about the Annual Meeting and Voting

Notice and Access
We have made these proxy materials available to you on the internet in connection with the solicitation by our board of directors of proxies to be voted at our 2026 annual meeting of stockholders to be held online on Wednesday, May 20, 2026 at 10:30 a.m., Eastern Time (ET). We have elected to provide access to our proxy materials over the internet under the SEC’s “notice and access” rules. On or about April 6, 2026, we will mail to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our 2025 Annual Report. We believe that providing our proxy materials over the internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting. As a stockholder of Alnylam, you are invited to participate in our annual meeting virtually via the internet, and are entitled and requested to vote on the proposals described in this proxy statement. The Notice of Internet Availability instructs you on how to submit your proxy or voting instructions through the Internet.
In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our 2025 Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, the Notice of Internet Availability instructs you on how to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. Certain stockholders, in accordance with their prior requests, have received email access to our proxy materials and instructions to submit their vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form.
Who Can Vote
To be entitled to vote, you must be a stockholder at the close of business on March 25, 2026, the record date for our annual meeting. As of the record date, there were 133,427,910 shares of our common stock outstanding.
If you were a stockholder of record on March 25, 2026, you are entitled to vote all of the shares that you held on that date at the annual meeting and at any postponement or adjournment thereof. A list of such stockholders will be open to examination, during regular business hours, by any stockholder for at least ten days prior to the annual meeting at our offices at 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142 and electronically during the meeting at www.virtualshareholdermeeting.com/ALNY2026 when you enter the 16-digit control number included on your proxy card or voting instruction form. If you are a beneficial holder and your shares are held in an account at a bank or at a brokerage firm or other nominee, you have the right to direct your bank, broker or other nominee on how to vote your shares.
Voting Rights
Each outstanding share of our common stock will be entitled to one vote on each matter considered at the annual meeting.
Voting
Alnylam’s stockholders may vote their shares over the Internet, by telephone or during the annual meeting by going to www.virtualshareholdermeeting.com/ALNY2026. If you requested and/or received a printed version of the proxy card, you may also vote by mail.
By Internet
You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted through the Internet must be received by 11:59 p.m. ET on May 19, 2026.

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Important Information about the Annual Meeting and Voting
By Telephone
You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted by telephone must be received by 11:59 p.m. ET on May 19, 2026.
By Mail
If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 19, 2026 to be voted at the annual meeting.
During the Annual Meeting
You may vote during the annual meeting by going to www.virtualshareholdermeeting.com/ALNY2026. You will need the 16-digit control number included on your proxy card or voting instruction form. If you previously voted via the Internet (or by telephone or mail), this will not limit your right to vote online at the annual meeting.
If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.
Revoking a Proxy
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the annual meeting. To do so, you must do one of the following:
▪Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. ET on May 19, 2026.
▪Sign a new proxy and submit it by mail as instructed above. Only your latest dated proxy, received by no later than May 19, 2026, will be counted.
▪Participate in the annual meeting virtually via the Internet and vote again. Attending the virtual annual meeting will not revoke your previous internet vote, telephone vote or proxy, unless you vote again during the annual meeting.
Note that if your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee.
Discretionary Voting Authority
If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting online during the annual meeting at www.virtualshareholdermeeting.com/ALNY2026.
If your shares are held in an account at a bank or at a brokerage firm or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the virtual annual meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit Internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the annual meeting according to your instructions.
Note that under New York Stock Exchange, or NYSE, rules, if you hold shares through a bank, broker or other institution and you do not provide your voting instructions to them by the date specified in the statement accompanying the proxy soliciting materials sent to you, that firm has the discretion to vote your shares on proposals that the NYSE has determined are routine. Such firm will not have the discretion to vote your shares on proposals that the NYSE has determined are non-routine. A “broker non-vote” refers to a share represented at the meeting held by a broker, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such share.

2026 PROXY STATEMENT	69

Important Information about the Annual Meeting and Voting
Participating in the Virtual Annual Meeting
This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/ALNY2026 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:15 a.m. ET on May 20, 2026. The meeting will begin promptly at 10:30 a.m. ET on May 20, 2026.
If you wish to submit a question, you may do so in two ways. If you want to ask a question before the meeting, then beginning on April 6, 2026 and until 11:59 p.m. ET on May 19, 2026, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/ALNY2026, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. The meeting is not to be used as a forum to present personal matters, or general economic, political or other views that are not directly related to the business of Alnylam and the matters properly before the meeting, and therefore questions on such matters will not be answered.
Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at http://investors.alnylam.com/shareholder-services/annual-meeting. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting at 10:00 a.m. ET on May 20, 2026 and will remain available until thirty minutes after the meeting has finished.
Requirements for a Meeting Quorum
The holders of a majority in voting power of our outstanding shares of common stock entitled to vote must be present to hold the annual meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy, or that are represented online at the meeting, as well as any abstentions and broker non-votes. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.
Vote Required to Approve Each Item on the Proxy
You may vote “for,” “against” or “abstain” on proposals 1, 2, and 3. Abstentions and broker non-votes are included in the determination of the number of shares present at the annual meeting for determining whether a quorum is present at the meeting but are not counted as shares cast. Accordingly, abstentions and broker non-votes, if any, would have no effect on the vote for any of the Proposals to be considered at the annual meeting, because these Proposals are based on a percentage of the votes that are actually cast at the annual meeting.
Proposal 1 – Election of Three (3) Class I Directors
With respect to the election of directors (Proposal 1), each nominee presented in Proposal 1 must be elected by a majority of the votes properly cast. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the annual meeting is the same as the number of directors to be elected, the election of directors at this annual meeting is non-contested. If the number of votes FOR a nominee exceeds the number of votes AGAINST a nominee (among votes properly cast by stockholders who are either present online or represented by proxy), then the nominee will be elected.
With respect to Proposal 1, you may:
▪vote FOR all nominees;
▪vote FOR one or more nominee(s) and AGAINST one or more of the other nominee(s);
▪vote AGAINST all nominees; or
▪ABSTAIN from voting for or against one or more nominee(s).

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Important Information about the Annual Meeting and Voting
Proposal 2 – Non-binding Advisory Vote on the Compensation of Our Named Executive Officers
To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the approval of the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis,” executive compensation tables and accompanying narrative disclosures in this proxy statement.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our board (or any committee thereof). However, our PC&C committee and our board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Proposal 3 – Ratification of Appointment of Independent Auditors
To approve Proposal 3, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal.
Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2026 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2026.
Other Matters to be Voted On
The board of directors is not aware of any other issue or matter that may come before the annual meeting other than the election of three (3) Class I directors, the non-binding advisory vote on the compensation of our named executive officers and the ratification of the appointment of our independent auditors. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their best judgment on the matter.
Vote Results
Preliminary voting results will be announced at the annual meeting. We expect to report the voting results in a Current Report on Form 8-K within four business days following the adjournment of our annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, to file an additional Current Report on Form 8-K to publish the final results.
Inspector of Election
The inspector of election and the tabulator of all proxies, ballots and voting tabulations are independent and are not Alnylam employees.
Cost of Soliciting Proxies
We will bear the cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies by telephone, email, facsimile and in person, without additional compensation. We have also retained Innisfree M&A Incorporated to solicit proxies by mail, courier, telephone and facsimile and to request brokers, custodians and fiduciaries to forward proxy soliciting materials to the owners of stock held in their names. For these services, we paid a fee of approximately $30,000, plus expenses. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners.

2026 PROXY STATEMENT	71

Important Information about the Annual Meeting and Voting
Alnylam’s 401(k) Savings Plan
You may give voting instructions for the number of shares of Alnylam common stock equal to the interest in Alnylam common stock credited to your 401(k) plan account as of the record date. To vote these shares, complete and return the proxy card to Broadridge Financial Solutions, Inc. The 401(k) plan trustee will vote your shares according to your instructions. Only Broadridge and its affiliates or agents will have access to your individual voting instructions. You may revoke previously given voting instructions by filing with the trustee either a written revocation or a properly completed and signed proxy bearing a later date. To vote your 401(k) plan shares, you must provide your voting instructions to Broadridge before 11:59 p.m. ET on May 15, 2026. If you do not provide voting instructions to the 401(k) plan trustee, the 401(k) plan trustee will not vote your shares.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Alnylam Pharmaceuticals, Inc., 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142, Attention: Investor Relations and Corporate Communications, telephone: (617) 551-8200. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

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Additional Information and Other Matters

Certain Relationships and Related Transactions
Policies and Procedures for Related Person Transactions
Our board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Alnylam is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief legal officer and our chief financial officer. The policy calls for the proposed related person transaction to be reviewed by our chief legal officer and/or our chief financial officer and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by our audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:
▪the related person’s interest in the related person transaction;
▪the approximate dollar value of the amount involved in the related person transaction;
▪the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
▪whether the transaction was undertaken in the ordinary course of our business;
▪whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
▪the purpose of, and the potential benefits to us of, the transaction; and
▪any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
Our audit committee may approve or ratify the transaction if the committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to related person transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
▪interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, and (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction; and
▪a transaction that is specifically contemplated by provisions of our Charter or bylaws.
The policy provides that transactions involving the compensation of our executive officers shall be reviewed and approved by our PC&C committee in the manner specified in its charter.

2026 PROXY STATEMENT	73

Additional Information and Other Matters
In addition to the policy described above, we have adopted a number of internal procedures to assist with the identification and approval of any related person transactions, including annual questionnaires to our directors and officers, quarterly questionnaires to certain legal, human resource and finance personnel, and quarterly review with our audit committee and independent registered public accounting firm.
Related Person Transactions
Since January 1, 2025, we have not been a participant in any transaction, nor is there any currently proposed transaction, that is currently reportable under Item 404(a) of Regulation S-K.
Other Matters
Our board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on those matters.
Stockholder Proposals
To be considered for inclusion in the proxy materials for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices, 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142 no later than December 7, 2026 and must comply with all applicable requirements of Rule 14a-8. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Corporate Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than February 19, 2027 (90 days prior to the first anniversary of our 2026 annual meeting of stockholders) and not before January 20, 2027 (120 days prior to the first anniversary of our 2026 annual meeting of stockholders). However, if the 2027 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2026 annual meeting of stockholders, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting and (2) the 10th day following the date on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first.
Our bylaws also specify requirements relating to the content of the notice which stockholders must provide, including a stockholder nomination for election to our board of directors, to be properly presented at the 2027 annual meeting of stockholders. Proxies solicited by the board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees at the 2027 annual meeting of stockholders must provide written notice to the company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027. If we change the date of the 2027 annual meeting of stockholders by more than 30 days from the date of this year’s Annual Meeting, the written notice must be received by the later of 60 days prior the date of the 2027 annual meeting of stockholders or the 10th calendar day following the day on which the public announcement of the date of the 2027 annual meeting of stockholders is first made.

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO PARTICIPATE ONLINE IN OUR VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE BY PROXY OVER THE INTERNET, BY TELEPHONE OR BY MAIL AS DESCRIBED IN THE ENCLOSED PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE VIRTUAL ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

74

www.alnylam.com
675 West Kendall St
Cambridge, MA 02142 USA

ALNYLAM PHARMACEUTICALS, INC. ATTN: SECRETARY 675 West Kendall Street Henri A. Termeer Square CAMBRIDGE, MA 02142
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2026 for shares held in a 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ALNY2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2026 for shares held in a 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
If you received printed proxy materials by hand, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E61195-P19478	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALNYLAM PHARMACEUTICALS, INC.

Proposals — The Board of Directors recommends you vote FOR each of the listed director nominees to serve for a term ending in 2029 and FOR Proposals 2 and 3.

1. To elect the following nominees as Class I directors of Alnylam:		For	Against	Abstain

a. Stuart A. Arbuckle		☐	☐	☐

b. Yvonne L. Greenstreet, M.D.		☐	☐	☐

c. Elliott Sigal, M.D., Ph.D.		☐	☐	☐
					For	Against	Abstain

2. To approve, in a non-binding advisory vote, the compensation of Alnylam’s named executive officers.					☐	☐	☐

3. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as Alnylam’s independent auditors for the fiscal year ending December 31, 2026.					☐	☐	☐
In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the annual meeting or at any adjournment(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to be Held on May 20, 2026:
The Proxy Statement, our Annual Report on Form 10-K and our Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

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E61196-P19478

Proxy — ALNYLAM PHARMACEUTICALS, INC.

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To be held on May 20, 2026 at 10:30 a.m., Eastern Time
This Proxy is solicited on behalf of the Board of Directors of Alnylam Pharmaceuticals, Inc. (“Alnylam”).
The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints each of Yvonne L. Greenstreet, M.D., Jeffrey V. Poulton and Bryan A. Supran (each with full power of substitution), as Proxies of the undersigned, to participate in the annual meeting of stockholders of Alnylam to be held online at 10:30 a.m., Eastern Time, on Wednesday, May 20, 2026, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.
You can revoke your proxy at any time before it is voted at the annual meeting by (i) submitting another properly completed proxy bearing a later date; (ii) giving written notice of revocation to the Secretary of Alnylam; (iii) if you submitted a proxy through the Internet or by telephone, by submitting a proxy again through the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility; or (iv) voting online at the annual meeting. If you hold any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by you in every such capacity as well as individually.
The shares of common stock of Alnylam represented by this proxy will be voted as directed by you for the proposals herein proposed by Alnylam. If no direction is given with respect to a proposal specified herein, this proxy will be voted in accordance with the recommendation of the Board of Directors. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the annual meeting or any adjournment(s) thereof.
Please vote, date and sign on reverse side and return promptly in the enclosed pre-paid envelope.
Your vote is important. Please vote immediately.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE